UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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HP Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2026 Proxy statement	1

Message from our Chair and our Interim Chief Executive Officer

“
HP is entering fiscal year 2026 more focused than ever and deeply committed to driving long-term value.”
To our fellow stockholders:
On behalf of the Board and management, we are pleased to invite you to attend HP Inc.’s annual meeting of stockholders to be held on April 16, 2026, at 2:00 p.m., Pacific Time. This year’s annual meeting will be a virtual meeting of stockholders.
Shaping the Future of Work
HP is shaping the Future of Work through technology, creating experiences that drive growth and make work more fulfilling for people everywhere. Despite a challenging environment for our industry, we delivered meaningful progress against our strategy in fiscal year 2025. HP returned to a steady state of growth, achieved improvement across key growth areas including AI PCs, Advance Compute Solutions, and Workforce Solutions, and further enhanced cost discipline. The company also concluded its three-year Future Ready program, overdelivering on projected gross annualized run rate savings.
Your Board and Executive Team’s Role
On February 3, 2026, we announced a CEO transition plan. Bruce Broussard, who has been serving on HP’s Board since 2021, has agreed to lead the company through the completion of our comprehensive search for HP’s next CEO. We thank Enrique Lores for his contributions over the last 36 years and leadership as CEO for seven years. The Board is confident in our executive team’s ability to advance HP’s initiatives.
In addition, the Board continues to benefit from a thoughtful blend of seasoned directors with deep institutional knowledge and newer members who bring fresh perspectives. We have added four independent directors since the beginning of fiscal 2024, expanding the Board’s expertise in the oversight of our strategic growth opportunities. The Board remains focused on guiding the company with clarity and conviction to be a leader in the Future of Work, seeking to drive sustainable growth and long-term value for our stockholders.
Positioned for Fiscal Year 2026
While our industry is operating in a dynamic environment, HP is entering fiscal year 2026 more focused than ever and deeply committed to driving long-term value. Looking ahead, we see opportunity to extend HP’s leadership in the Future of Work by delivering integrated experiences across devices, platforms, and services. Technology increasingly shapes the work experience and workplace culture, and HP is positioned to help customers make work more reliable, more connected, and more fulfilling.
Your vote is important. Whether or not you plan to participate in the annual meeting, we encourage you to vote as soon as possible. You may vote by proxy online, by phone or by mail by following the instructions on the proxy card or voting instruction card. For more information, please refer to the Notice of Annual Meeting and Proxy Statement.
Thank you for your investment in HP Inc. and your ongoing support.
Sincerely,

Chip Bergh Chair of the Board	Bruce Broussard Interim Chief Executive Officer

2

Notice of annual meeting of stockholders

This notice of annual meeting of HP's stockholders (the "annual meeting"), proxy statement and form of proxy for HP Inc. ("HP" or the "Company") are being distributed and made available on or about February 25, 2026.

Time and Date 2:00 p.m., Pacific Time, on April 16, 2026

Place Online at www.virtualshareholder meeting.com/HPQ2026

Record Date February 17, 2026

Voting
Internet
www.proxyvote.com/HP prior to the meeting
Telephone
1-800-690-6903
During the meeting please visit www.virtualshareholdermeeting.com/HPQ2026
Mail
You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Return the card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 16, 2026. The definitive proxy statement and HP Inc.'s 2025 Annual Report are available electronically at www.proxyvote.com/HP.

Items of business

Board proposals		Board recommendation	Page

1	To elect the 12 Directors named in this proxy statement	FOR each Director nominee	8

2	To ratify the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending October 31, 2026	FOR	48

3	To approve, on an advisory basis, the Company's named executive officer compensation ("say on pay" vote)	FOR	50

4	To approve the Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan	FOR	96

Stockholder proposal

5	To consider and vote on a stockholder proposal described in this proxy statement, if properly presented at the meeting.	AGAINST	108

Such other business as may properly come before the meeting

Virtual meeting admission
Stockholders of record as of February 17, 2026, will be able to participate in the annual meeting by visiting our annual meeting website at www.virtualshareholdermeeting.com/HPQ2026. To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, proxy card or on the instructions that accompanied your proxy materials. If you have any questions about your control number, please contact the bank, broker, or other nominee that holds your shares.
The annual meeting will begin promptly at 2:00 p.m., Pacific Time. Online check-in will begin at 1:30 p.m., Pacific Time, and you should allow ample time for the online check-in procedures.
Annual meeting website
The online format used by HP Inc. for the annual meeting also allows us to communicate more effectively with you. Stockholders can submit questions in advance of the annual meeting, by visiting our annual meeting website at www.proxyvote.com/HP. Stockholders can also access copies of our proxy statement and annual report at the annual meeting website.
Adjournments and postponements
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
By order of the Board of Directors,
Julie Jacobs
Chief Legal Officer, General Counsel and Corporate Secretary
Your vote is very important. Regardless of whether you plan to virtually attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Stockholders of record and beneficial owners will be able to vote their shares electronically at the annual meeting (other than shares held through the HP Inc. 401(k) Plan, which must be voted prior to the meeting). For specific instructions on how to vote your shares, please refer to the section entitled "Questions and answers-Voting information" beginning on page 114 of the proxy statement.

2026 Proxy statement	3

Proxy statement summary

The following is a summary of certain key disclosures in our proxy statement. This is only a summary, and it may not contain all the information that is important to you. For more complete information, please review the proxy statement as well as our 2025 Annual Report on Form 10-K. References to "HP," "the Company," "we," "us" or "our" refer to HP Inc.

ITEM	Election of Directors	FOR

	▪11 of our 12 Director nominees are independent. ▪Our Board is led by an independent Chair. ▪Key information regarding all 12 of our Board nominees is summarized on page 12.	The Board recommends a vote FOR each Director nominee Further information beginning on page 8.
1

ITEM	Ratification of Independent Registered Public Accounting Firm	FOR

▪The Audit Committee of the Board has selected Ernst & Young LLP to act as HP’s Independent Registered Public Accounting Firm for the fiscal year ending October 31, 2026 and seeks ratification of the selection.
The Board recommends a vote FOR this Proposal Further information beginning on page 48.
2

ITEM	Advisory vote to approve named executive officer compensation (“say on pay” vote)	FOR

▪Our Board and the HR and Compensation (“HRC”) Committee are committed to an executive compensation program that aligns the interests of our executives with those of our stockholders. To fulfill this mission, we have a pay-for-performance philosophy that drives decisions regarding executive compensation.
▪Our compensation programs have been structured to balance near-term results with long-term success, mitigate risks, and enable us to attract, retain, focus, and reward our executive team for delivering stockholder value.
The Board recommends a vote FOR this Proposal Further information, including an overview of the compensation of our named executive officers (“NEOs”), beginning on page 50.
3

4	Proxy statement summary

ITEM	Approval of Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan	FOR

▪The approval of the Amended 2004 Plan would make an additional 73,600,000 shares of common stock available for issuance pursuant to share-based compensation awards granted under the plan.
▪The Board is asking stockholders to approve the Amended 2004 Plan so that we may continue to use stock options, restricted stock, restricted stock units and other share-based compensation awards to attract and retain employees.
The Board recommends a vote FOR this Proposal Further information beginning on page 96.
4

ITEM	Stockholder Proposal: Independent Board Chairman	AGAINST

▪This stockholder proposal requesting that HP’s board adopt a policy and amend its governance documents to require an independent Chairman of the Board which, if properly presented, will be voted on at the annual meeting.
The Board recommends a vote AGAINST this Proposal Further information beginning on page 108.
5

2026 Proxy statement	5

Business highlights
HP is a global technology leader and creator of solutions that enable people to bring their ideas to life and connect to the things that matter most. Operating in more than 170 countries, HP delivers innovative and sustainable devices, services and subscriptions for personal computing, printing, 3D printing, hybrid work, gaming and other related technologies.
We believe artificial intelligence (“AI”) is playing a critical role in the transformation of how people live and work, and customers are beginning to recognize the benefits in security, speed and cost. Our high-performing product portfolio includes HP’s new line of AI PCs and workstations built with the computing power to enable local AI processing for enhanced performance and features as well as intelligent print features incorporated into our home, office and graphics solutions.
Our broad range of security capabilities are designed to protect an increasingly distributed user base through security enhanced PCs and printers, hardware-enforced endpoint security software (for both HP and non-HP PCs), and endpoint security services. Our security solutions provide layered resiliency using enhanced features such as containment and isolation technology as well as the use of AI deep-learning to identify and remove malware threats.
We have three reportable segments: Personal Systems, Printing and Corporate Investments. Personal Systems offers desktops, notebooks, and workstations (including HP’s portfolio of AI PCs and workstations), thin clients, retail point-of-sale systems, displays, hybrid systems, software, solutions including endpoint security and services. Printing provides consumer and commercial printer hardware, supplies, services and solutions. Printing is also focused on Graphics and 3D Printing and Personalization in the commercial and industrial markets. Corporate Investments includes certain business incubation projects and investments in digital enablement projects.
(1)Non-GAAP operating profit and non-GAAP free cash flow are non-GAAP financial measures. Please refer to “Reconciliation of GAAP Measures to Non-GAAP Measures” on page 121 for a description and reconciliation of these non-GAAP financial measures relative to reported GAAP financial measures.
(2)Based on CQ3’25 IDC Quarterly Tracker.
(3)As of October 31, 2025.
FY25 performance highlights Net revenue By key segment and business unit
70% Personal systems	30% Printing
$4.1 billion non-GAAP operating profit(1) $2.9 billion non-GAAP free cash flow(1)
Scale and Reach

Market leader #1 In Print and Commercial Windows PC (ex-China)(2)
Innovation & IP 16k+ Patents
Scale 170+/55k Countries/Employees(3)

6

Participating in our annual meeting

Please join us for our Virtual Annual Meeting at www.virtualshareholdermeeting.com/HPQ2026.

You invested in HP INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on .**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to . If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

2:00 p.m., Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/

The company will be hosting the meeting virtually via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/ . Have the control number that is printed above available and follow the instructions.

*Please check the meeting materials for any special requirements for meeting attendance.

To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

HP's virtual format allows stockholders to submit questions and comments in our stockholder forum both before and during the meeting.
The virtual meeting format allows our stockholders to engage with us no matter where they live in the world and is accessible and available on any internet-connected device, be it a phone, a tablet, or a computer. We are able to reach a base of stockholders that is broader than just those who can travel to an in-person meeting. All of these benefits of a virtual meeting allow all of our stockholders to engage with us.
Stockholders can submit questions in advance of the annual meeting by visiting our annual meeting website at www.proxyvote.com/HP. Questions received, both during and prior to the meeting, are presented as submitted, uncensored and unedited except for certain personal details for data protection purposes. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. If we are unable to answer your question during the meeting due to time constraints, you are encouraged to contact the HP Investor Relations department at investorrelations@hp.com.

2026 Proxy statement	7

Table of contents

8

Corporate governance and Board of Directors

Board proposal no. 1

Election of Directors

The board recommends a vote FOR each Director nominee.

The Board of Directors of HP Inc. (the “Board”) currently consists of 12 members (the “Directors”), each of whom was last elected by stockholders at our annual meeting, held April 14, 2025. On the recommendation of the Nominating, Governance and Social Responsibility (“NGSR”) Committee, the Board has nominated the 12 persons named below for election as Directors this year, each to serve for a one-year term and until the Director’s successor is elected and qualified or, if earlier, until his or her resignation or removal.
Vote required
Each Director nominee who receives more “FOR” votes than “AGAINST” votes representing shares of HP common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.
If you sign your proxy card but do not give instructions with respect to voting for Directors, your shares will be voted by Bruce Broussard, Julie Jacobs and Whitney Cox (or any one of them), as proxy holders, FOR the election of all 12 Board nominees. If you wish to give specific instructions with respect to voting for Directors, you may do so by indicating your instructions when you vote via Internet or by telephone, or on your proxy card or voting instruction card.
Director election voting standard and resignation policy
We have adopted a policy whereby any incumbent Director nominee who receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election will tender his or her offer of resignation for consideration by the NGSR Committee. The NGSR Committee will then make a recommendation to the Board regarding the appropriate response to such an offer of resignation.
Who we are
Overview
Our Directors bring a broad range of highly relevant and complementary skills and experiences, which facilitates strong oversight of HP’s management and HP’s strategy. Seven of our director nominees are women and five are men. Four of our director nominees are racially or ethnically diverse.

2026 Proxy statement	9

Our Director nominees

Name and principal occupation	Age	HP Director since	Committees	Other current public company/public registrant boards

Chip Bergh INDEPENDENT Senior Lecturer, Harvard Business School	68	2015	H N	e.l.f. Beauty, Inc. Pinterest, Inc.

Bruce Broussard Interim Chief Executive Officer, HP Inc.	63	2021		Marsh & McLennan Companies, Inc.

Stacy Brown-Philpot INDEPENDENT Founder and Managing Director, Cherryrock Capital	50	2015	A N

Stephanie A. Burns INDEPENDENT Director	71	2015		Corning Incorporated

Mary Anne Citrino INDEPENDENT Senior Advisor and former Senior Managing Director, Blackstone	66	2015	A F	Alcoa Corporation

Richard L. Clemmer INDEPENDENT General Partner, Socratic Partners, and Chairman, Privafy, inc., Axon Networks, Pallidus and SecEdge, Inc.	74	2020		Seagate Technology Holdings plc Qorvo, Inc.

Fama Francisco INDEPENDENT Chief Executive Officer, Baby, Feminine and Family Care, Procter & Gamble Company	57	2024	H N

David Meline INDEPENDENT Director	68	2023		ABB Ltd. Lonza Group Ltd Eikon Therapeutics, Inc.

Judith “Jami” Miscik INDEPENDENT Senior Advisor, Lazard Geopolitical Advisory Group	67	2021	A N	General Motors Company Morgan Stanley

Gianluca Pettiti INDEPENDENT Executive Vice President and President, Life Sciences, Diagnostics and Applied, Thermo Fisher Scientific Inc.	47	2025	F H

Kim K.W. Rucker INDEPENDENT Director	59	2021		Celanese Corporation GE Vernova Inc. Marathon Petroleum Corporation

Songyee Yoon INDEPENDENT Managing Partner, Principal Venture Partners	50	2025	A F

Committees

A	Audit Committee	H	HR and Compensation Committee	Chair
F	Finance, Investment and Technology Committee	N	Nominating, Governance and Social Responsibility Committee

10	Corporate governance and Board of Directors

Snapshot of Director nominees
Board refreshment

4	New Directors since the beginning of fiscal 2024

4/12
Tenure

5.4 years is the average tenure
0-3 years

4/12
4-7 years

4/12
8-10 years

4/12
Independence

92%	of the Board is Independent

11/12
Age

62 years old is the average age
47-55

3/12
56-65

3/12
66-74

6/12
Skills and qualification
   Business and management

11/12
   Current or former CEO*

9/12
   Customer experience

10/12
   Disruptive innovation

7/12
   Environmental and societal matters

9/12
   Finance and capital allocation

12/12
   Government and government affairs

8/12
   Human capital management

10/12
   International business and affairs

11/12
   Operations

9/12
   Risk management

12/12
   Strategic transactions; M&A

9/12
   Strategy

12/12
   Technology, cybersecurity and science

9/12
*    Standalone Company or Substantial Segment

2026 Proxy statement	11

Skills, experience and attributes of our Director nominees

Business and management HP requires a Board well-versed in navigating complexity and capitalizing on business opportunities to further our innovation and growth.
Current or former CEO Experience as a CEO of a standalone company or substantial segment.
Customer experience HP’s customers are the foundation of our mission – we continually seek to better serve our customer base with products and solutions that inspire and innovate.
Disruptive innovation
We continually seek to reinvent the Print and PC industries to deliver amazing innovative experiences to our customers – having disruptive innovators on our Board helps inform our strategy.

Environmental and societal matters
Experience in environmental and social responsibility related issues and topics strengthens the Board’s oversight of HP’s policies and programs relating to these issues and reinforces HP’s commitment to sustainability and social responsibility.

Finance and capital allocation It is essential that we have Directors with strong financial acumen and experience to provide sound oversight and guide our investment strategies and capital allocation.
Government and government affairs
Government and government affairs experience offers us insight into the regulatory environment of the many jurisdictions in which we operate, their legislative and administrative priorities, and the potential implications for our business.

Human capital management Experience in talent development, managing compensation and establishing culture strengthens the Board’s oversight of HP’s key human capital management strategies and programs.
International business and affairs
HP operates in over 170 countries worldwide, making international business experience a vital perspective on our Board and enabling us to succeed in the many markets in which we operate.

Operations HP operates one of the world’s largest supply chains – we benefit from Directors who have successfully led complex operations and can help us to optimize our business model.
Risk management Experience identifying, assessing and managing a broad spectrum of risks enables directors to effectively oversee the most significant risks facing HP.
Strategic transactions; M&A HP benefits from having Directors with experience leading organizations through significant strategic transactions, including mergers, acquisitions and divestitures.
Strategy The dynamic and fast-moving markets in which HP operates globally require a Board with strong strategic insights gained through multi-faceted and challenging prior experiences.
Technology, cybersecurity and science
With our deep history of innovation and our reliance on cutting edge R&D, science and engineering, and the importance of cybersecurity to our business, we know that backgrounds in technology and user experience, cybersecurity policy, governance and risk management, and science and design, add valuable and vital components to our Board dialogue.

Independent
Tenure	10	5	10	10	10	6	1	2	5	1	4	1

12	Corporate governance and Board of Directors

Biographies of Director nominees
The biographies describe each Director nominee’s qualifications and relevant experience. The biographies include key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on the Board.

Chip Bergh | 68				Chair, Independent

Director since: 2015 Chair since: 2017 Current role: Senior Lecturer, Harvard Business School (since 2024) HP board committees: HR and Compensation; Nominating, Governance and Social Responsibility

Current public company boards ▪HP ▪e.l.f. Beauty, Inc. ▪Pinterest, Inc. Prior public company boards ▪Levi Strauss & Co. ▪VF Corporation
Qualifications:
Prior business and other experience
▪President, Chief Executive Officer and Director, Levi Strauss & Co., a clothing company (September 2011–January 2024)
▪Group President, Global Male Grooming, Procter & Gamble Co. (2009–September 2011)
▪In 28 years at Procter & Gamble, Mr. Bergh served in a variety of executive roles, including managing business in multiple regions worldwide

Other key qualifications
Mr. Bergh brings to the Board extensive experience in executive leadership at large global companies and international business management. From his more than 40 years at Levi Strauss and Procter & Gamble, Mr. Bergh has a strong operational and strategic background with significant experience in brand management. He also brings public company governance experience as a board member and committee member of other public and private companies.

Skills:
	Business and management	Environmental and societal matters	Human capital management	Risk management

	Current or former CEO	Finance and capital allocation	International business and affairs	Strategic transactions; M&A

	Customer experience	Government and government affairs	Operations	Strategy

2026 Proxy statement	13

Bruce Broussard | 63

Director since: 2021 Current role: Interim Chief Executive Officer, HP (since February 2026) HP board committees: N/A

Current public company boards ▪HP ▪Marsh & McLennan Companies, Inc. Prior public company boards ▪KeyCorp ▪Humana Inc.
Qualifications:
Prior business and other experience
▪President, Chief Executive Officer, and Director (January 2013–July 2024) and Advisor (July 2024–February 2026), Humana, a health insurance company
▪Chief Executive Officer, McKesson Specialty/US Oncology, Inc. (January 2008–December 2011)
▪In 11 years at US Oncology, Inc., which was acquired by McKesson in December 2010, served in a number of senior executive roles, including Chief Financial Officer, President, Chief Executive Officer and Chairman of the Board

Other key qualifications
Mr. Broussard brings to the Board extensive experience in executive leadership at large global companies, international business management, healthcare and technology-enabled transformation. In addition, as HP’s Interim Chief Executive Officer, he provides valuable insight regarding the Company’s operations to the Board. From his roles at Humana and US Oncology, Mr. Broussard has significant experience in the healthcare and health technology sectors, including leading Humana through a multi-year digital and analytics transformation. He also provides venture capital and private equity experience, including work with early-stage digital health companies. He also brings public company governance experience as a board member and committee member of other public companies.

Skills:
	Business and management	Finance and capital allocation	Operations	Technology, cybersecurity and science
	Current or former CEO	Government and government affairs	Risk management

	Customer experience	Human capital management	Strategic transactions; M&A

	Environmental and societal matters	International business and affairs	Strategy

14	Corporate governance and Board of Directors

Stacy Brown-Philpot | 50				Independent

Director since: 2015 Current role: Founder and Managing Director; Cherryrock Capital, a venture capital firm (since 2023) HP board committees: Audit; Nominating, Governance and Social Responsibility

Current public company boards ▪HP Prior public company boards ▪Nordstrom, Inc.
Qualifications:
Prior business and other experience
▪Member of Investment Committee, Softbank Opportunity Fund, a venture capital fund (June 2020-June 2023)
▪Chief Executive Officer, TaskRabbit, an online labor interface company (April 2016–August 2020)
▪Chief Operating Officer, TaskRabbit (January 2013–April 2016)
▪Entrepreneur-in-Residence, Google Ventures, the venture capital investment arm of Google, Inc., a technology company (“Google”) (May 2012–December 2012)
▪Senior Director of Global Consumer Operations, Google (2010–May 2012)

▪Prior to 2010, Ms. Brown-Philpot served in a variety of Director-level positions at Google
▪Prior to joining Google in 2003, Ms. Brown-Philpot served as a senior analyst and senior associate at the financial firms Goldman Sachs and PwC
Other key qualifications
Ms. Brown-Philpot brings to the Board extensive operational, analytical, financial, and strategic experience. In addition to her role as CEO of TaskRabbit, Ms. Brown-Philpot’s decade of experience leading various operations at Google and her prior financial experience from her roles at Goldman Sachs and PwC provide unique operational and financial experience to the Board.

Skills:
	Business and management	Disruptive innovation	Human capital management	Risk management

	Current or former CEO	Environmental and societal matters	International business and affairs	Strategy

	Customer experience	Finance and capital allocation	Operations	Technology, cybersecurity and science

2026 Proxy statement	15

Stephanie A. Burns | 71				Independent

Director since: 2015 Current role: Director HP board committees: Finance, Investment and Technology; HR and Compensation (Chair)

Current public company boards ▪HP ▪Corning Incorporated Prior public company boards ▪GlaxoSmithKline plc ▪Kellanova ▪Manpower, Inc.
Qualifications:
Prior business and other experience
▪Chief Executive Officer, Dow Corning Corp., a silicon-based manufacturing company (2004–May 2011)
▪President, Dow Corning (2003–November 2010)
▪Executive Vice President, Dow Corning (2000–2003)

Other key qualifications
Dr. Burns has more than 30 years of global innovation and business leadership experience and brings significant experience in scientific research, product development, science and technology leadership, and business management to the Board. Her leadership experience includes growing Dow Corning Corporation through materials innovation, investing in solar applications and expanding into emerging markets. Dr. Burns also brings public company governance experience to the Board as a member of boards and board committees of other public companies.

Skills:
	Business and management	Disruptive innovation	International business and affairs	Strategy

	Current or former CEO	Environmental and societal matters	Operations	Technology, cybersecurity and science

	Customer experience	Finance and capital allocation	Risk management

16	Corporate governance and Board of Directors

Mary Anne Citrino | 66				Independent

Director since: 2015 Current role: Senior Advisor and former Senior Managing Director, Blackstone, an investment firm (since 2004) HP board committees: Audit; Finance, Investment and Technology

Current public company boards ▪HP ▪Alcoa Corporation Prior public company boards ▪Health Net, Inc. ▪Dollar Tree Inc. ▪Barclays ▪Ahold Delhaize
Qualifications:
Prior business and other experience
▪Managing Director, Global Head of Consumer Products Investment Banking Group, and Co-head of Health Care Services Investment Banking, Morgan Stanley (1986–2004)

Other key qualifications
The Board benefits from Ms. Citrino’s extensive experience advising a broad range of clients in the consumer products industry through her roles at Blackstone and Morgan Stanley. In addition, Ms. Citrino’s more than 30-year career as an investment banker provides the Board with substantial knowledge regarding business operations and strategy, finance and investment. She also brings public company governance experience as a member of boards and board committees of other public companies.

Skills:
	Business and management	Human capital management	Strategic transactions; M&A	Technology, cybersecurity and science
	Finance and capital allocation	Risk management	Strategy

2026 Proxy statement	17

Richard L. Clemmer | 74				Independent

Director since: 2020
Current role: Founding General Partner, Socratic Partners (since 2024), and Chairman, Privafy, Inc., Axon Networks, Pallidus and SecEdge, Inc.
HP board committees:
Audit; Finance, Investment and Technology Committee (Chair)

Current public company boards ▪HP ▪Seagate Technology Holdings plc ▪Qorvo, Inc. Prior public company boards ▪Aptiv PLC ▪NCR Corporation ▪NXP Semiconductors N.V. ▪i2 Technologies, Inc.
Qualifications:
Prior business and other experience
▪Chief Executive Officer and Executive Director, NXP Semiconductors N.V., a semiconductor company (January 2009–May 2020)
▪Senior Advisor, Kohlberg Kravis Roberts & Co. (May 2007–December 2008)
▪President and Chief Executive Officer, Agere Systems Inc. (October 2005–April 2007)

Other key qualifications
Mr. Clemmer brings to the Board significant leadership experience in the high tech industry, including experience with semiconductor, storage, e-Commerce, and software companies, and brings valuable experience leading organizations through strategic transactions. In his roles at NXP Semiconductors and Agere Systems, Mr. Clemmer oversaw the successful execution of a number of key strategic transactions, including the acquisition and integration of several companies and business units.

Skills:
	Business and management	Environmental and societal matters	International business and affairs	Strategy

	Current or former CEO	Finance and capital allocation	Operations	Technology, cybersecurity and science

	Customer experience	Government and government affairs	Risk management

	Disruptive innovation	Human capital management	Strategic transactions; M&A

18	Corporate governance and Board of Directors

Fama Francisco | 57				Independent

Director since: 2024
Current role: Chief Executive Officer, Baby, Feminine and Family Care, Procter & Gamble Company (since 2021)
HP board committees:
HR and Compensation; Nominating, Governance and Social Responsibility

Current public company boards ▪HP Prior public company boards ▪Organon & Co. Inc.
Qualifications:
Prior business and other experience
▪CEO, Global Baby, Feminine and Family Care, Procter & Gamble, a consumer goods company (September 2021–Present)
▪CEO, Global Baby and Feminine Care, Procter & Gamble (July 2019-September 2021)
▪President, Global Baby Care, President Global Feminine Care, and other executive leadership roles of increasing responsibility at Procter & Gamble (April 1989–July 2019)
Other key qualifications Ms. Francisco brings to the board extensive global consumer brand and product innovation experience. She also brings strong public company and board leadership experience.

Skills:
	Business and management	Environmental and societal matters	International business and affairs	Strategy

	Current or former CEO	Finance and capital allocation	Operations

	Customer experience	Government and government affairs	Risk management

	Disruptive innovation	Human capital management	Strategic transactions; M&A

2026 Proxy statement	19

David Meline | 68		Independent

Director since: 2023 Current role: Director HP board committees: Audit (Chair), Finance, Investment and Technology

Current public company boards ▪HP ▪ABB Ltd. ▪Lonza Group Ltd ▪Eikon Therapeutics, Inc. Prior public company boards ▪Pacific Biosciences of California, Inc.
Qualifications:
Prior business and other experience
▪CFO, Moderna Inc., a biotechnology and pharmaceutical company (June 2020–September 2022)
▪CFO and Executive Vice President, Amgen Inc., a biotechnology company (July 2014– December 2019)
▪CFO and Senior Vice President (2011–2014) and Vice President, Corporate Controller and Chief Accounting Officer (2008–2011), 3M Company
▪In 20 years at General Motors, Mr. Meline served in a variety of finance and management roles

Other key qualifications
Mr. Meline brings to the Board deep background and breadth of experience in finance, capital allocation, manufacturing and technology. From his prior CFO roles at three global companies, Mr. Meline has experience driving operational performance, scaling growth businesses and delivering strong financial performance. Mr. Meline also provides the Board with substantial knowledge in the biotechnology and pharmaceutical sectors.

Skills:
	Business and management	Finance and capital allocation	Operations	Technology, cybersecurity and science
	Customer experience	Government and government affairs	Risk management

	Disruptive innovation	Human capital management	Strategic transactions; M&A

	Environmental and societal matters	International business and affairs	Strategy

20	Corporate governance and Board of Directors

Judith “Jami” Miscik | 67		Independent

Director since: 2021 Current role: Senior Advisor, Lazard Geopolitical Advisory Group (since 2022) HP board committees: Audit, Nominating, Governance and Social Responsibility

Current public company boards ▪HP ▪General Motors Company ▪Morgan Stanley Prior public company boards ▪EMC Corporation ▪Pivotal Software, Inc.
Qualifications:
Prior business and other experience
▪CEO and Vice Chairman (2015-2022) and President (2009-2015), Kissinger Associates, Inc., a consulting firm
▪Global Head of Sovereign Risk, Lehman Brothers (2005–2008)
▪Distinguished 22-year career at the Central Intelligence Agency, including serving as the Deputy Director for Intelligence from 2002 to 2005
▪Director for Intelligence Programs, National Security Council (1995–1996)

Other key qualifications
Ms. Miscik brings to the Board significant experience in international affairs, intelligence and risk assessment and a unique understanding of geopolitical and macroeconomic conditions and trends gained from her roles in the public and private sectors.

Skills:
	Current or former CEO	Government and government affairs	Risk management	Technology, cybersecurity and science
	Finance and capital allocation	International business and affairs	Strategy

2026 Proxy statement	21

Gianluca Pettiti | 47		Independent

Director since: 2025
Current role: Executive Vice President and President, Life Sciences, Diagnostics and Applied , Thermo Fisher Scientific Inc. (since 2022)
HP board committees:
Finance, Investment and Technology, HR and Compensation Committee

Current public company boards ▪HP Prior public company boards ▪Butterfly Network, Inc.
Qualifications:
Prior business and other experience
▪Executive Vice President and President, Life Sciences, Diagnostics and Applied, Thermo Fisher Scientific, a life science and clinical research company (2022-Present)
▪Senior Vice President and President, Specialty Diagnostics, Thermo Fisher Scientific (2019-2021)
▪Various global positions including President, Biosciences (2018-2019) and President, China (2015-2017), Thermo Fisher Scientific

Other key qualifications
Mr. Pettiti is a global business executive and thought leader at the intersection of technology, life sciences, and diagnostics who has built a broad international career spanning Europe, South America, China, and the United States. He also brings to the Board experience leading the digital, AI and innovation initiatives at Thermo Fisher Scientific, Inc.

Skills:
	Business and management	Finance and capital allocation	Operations	Technology, cybersecurity and science
	Current or former CEO	Government and government affairs	Risk management

	Customer experience	Human capital management	Strategic transactions; M&A

	Disruptive innovation	International business and affairs	Strategy

22	Corporate governance and Board of Directors

Kim K.W. Rucker | 59		Independent

Director since: 2021 Current role: Director HP board committees: Audit, Nominating, Governance and Social Responsibility (Chair)

Current public company boards ▪HP ▪Celanese Corporation ▪Marathon Petroleum Corporation ▪GE Vernova Prior public company boards ▪Lennox International Inc.
Qualifications:
Prior business and other experience
▪Executive Vice President, General Counsel and Secretary, Andeavor, an integrated marketing, logistics and refining company, and General Counsel of Andeavor Logistics LP, a midstream energy infrastructure and logistics company (2016-2018)
▪Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary, Kraft Foods Group, Inc., a food and beverage company (2012–2015)
▪Senior Vice President, General Counsel and Chief Compliance Officer (2008–2012) and Corporate Secretary (2009–2012), Avon Products, Inc.
▪Senior Vice President, Corporate Secretary and Chief Governance Officer, Energy Future Holdings Corp. (formerly TXU Corp.) (2004–2008)
▪Former Partner in the Corporate & Securities group at Sidley Austin LLP, a law firm

Other key qualifications
Ms. Rucker is a seasoned business executive who brings to the Board decades of leadership, corporate governance, strategic transactions, and human capital experience. She has substantial experience in a wide array of business matters, including those facing customer-driven and marketing companies. Moreover, her experience as a former General Counsel and partner at an international law firm provides the Board with valuable insight on issues relating to complex transactions, regulatory matters, law, corporate governance, internal and external communications, government affairs and community involvement activities.

Skills:
	Business and management	Finance and capital allocation	International business and affairs	Strategy

	Customer experience	Government and government affairs	Risk management

	Environmental and societal matters	Human capital management	Strategic transactions; M&A

2026 Proxy statement	23

Songyee Yoon | 50		Independent

Director since: 2025 Current role: Founder and Managing Partner, Principal Venture Partners HP board committees: Audit, Finance, Investment and Technology Committee

Current public company boards ▪HP Prior public company boards ▪None
Qualifications:
Prior business and other experience
▪Founder and Managing Partner, Principal Venture Partners, L.P., a venture capital fund (2024-Present)
▪Various positions of increasing responsibility at NCSoft Corporation, a digital entertainment and publishing company (2008-2023), including President, Chief Strategy Officer, and Chief Executive Officer of NCWest
▪Vice President, Communications Intelligence, SK Telecom (2004-2007), a wireless telecommunications company
▪Engagement Manager, McKinsey & Company (2000-2002), a management consulting company

Other key qualifications
Ms. Yoon brings the Board significant experience in technology, AI, and international business. Her venture fund, Principal Venture Partners, L.P., focuses on investments in AI-native companies, and as former President and Chief Strategy Officer of NCSoft, she led global expansion and AI integration across multiple countries.

Skills:
	Business and management	Environmental and societal matters	Operations	Technology, cybersecurity and science
	Current or former CEO	Finance and capital allocation	Risk management

	Customer experience	Human capital management	Strategic transactions; M&A

	Disruptive innovation	International business and affairs	Strategy

24	Corporate governance and Board of Directors

How we are selected
Identifying and evaluating candidates for Director
The NGSR Committee uses a variety of methods for identifying and evaluating nominees for Director. The NGSR Committee, in consultation with the Chair, regularly assesses the appropriate size of the Board and candidates and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the NGSR Committee considers various potential candidates for Director. Candidates may come to the attention of the NGSR Committee through current Board members, professional search firms, stockholders or other persons. As part of the search process for each new Director, the NGSR Committee actively seeks out candidates with a broad range of skills, experiences and backgrounds to include in the pool from which Director candidates are chosen. Identified candidates are evaluated at regular or special meetings of the NGSR Committee and may be considered at any point during the year.
Director nominees and Director nominees’ experience and qualifications

HP does not use mandatory retirement age or term limits for directors as formal refreshment mechanisms; however, we actively monitor the tenure of our Directors with a view that our average tenure should not exceed ten years and Directors with greater than ten years of service should be closely evaluated.

The Board annually reviews the desired skills and qualifications of Directors in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. The Board believes that its members should possess broad skills, professional experience, and backgrounds in order to effectively oversee our business. The Board believes that each Director should possess certain attributes, as reflected in the Board membership criteria described below.
Our Corporate Governance Guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, Directors should:
▪have the highest professional and personal ethics and values, consistent with our long-standing values and standards;
▪have broad experience at the policy-making level in business, government, education, technology or public service;
▪be committed to enhancing stockholder value and represent the interests of all of our stockholders; and
▪have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience (which means that Directors’ service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to responsibly perform all Director duties).
In addition, the NGSR Committee takes into account a potential Director’s ability to contribute to the variety of skills and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees. Our Corporate Governance Guidelines can be found on our website at https://investor.hp.com/governance/governance-documents/default.aspx. In addition, our Bylaws require that to be qualified to serve as a Director and to be eligible to be a Director nominee, each Director and Director nominee:
▪must not have been an officer or director of a company that is a competitor of HP within the prior three years; and
▪must not be a named subject of a criminal proceeding (excluding traffic violations and other minor offenses) pending as of the date HP first mails the proxy materials that include the name of the nominee and, within the ten years preceding such date, must not have been convicted in such a criminal proceeding.
The Board believes that all the nominees named above are highly qualified and have the skills and experience required for effective service on the Board. All the nominees named above have indicated to us that they will be available to serve as Directors. In the event that any nominee should become unavailable, the proxy holders, Bruce Broussard, Julie Jacobs and Whitney Cox, will vote for a substitute nominee or nominees designated by the Board, if it decides to do so. If any substitute nominees are so designated, we will file an amended proxy statement or additional soliciting material that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement or additional soliciting material and to serve as Directors if elected, and includes certain biographical and other information about such nominees required by the applicable SEC rules.
There are no family relationships among our executive officers and Directors.

2026 Proxy statement	25

Annual self-evaluation
Annually, the Board and each Committee conduct a self-evaluation, overseen by the NGSR Committee. This year's annual evaluation process is summarized below.

1	Evaluation process and assessment

The NGSR Committee, working with the independent Chair, determines the process, scope and contents of the Board’s annual self-evaluation. As part of this process, tailored questionnaires for the Board and each Committee are prepared and reviewed prior to the distribution to each of the Directors.
Topics include:
▪Board and Committee roles, effectiveness, and topical focus
▪Board and Committee composition, size and culture
▪Board and Committee oversight of strategic priorities, governance and risk matters
▪Access to management and ability to act independently

2	Review and discussion

Following completion of the questionnaires, either the independent Chair or Chair of the NGSR Committee meets with each director individually to solicit feedback. The results of the Committee evaluations are shared with the Chairs of each Committee on an anonymized basis. The Chair of the NGSR Committee then provides the NGSR Committee and the Board with a summary of responses to the questionnaires. Separately, each Committee Chair additionally reviews the applicable Committee self-evaluation results with members of the relevant Committee.

3	Feedback incorporated

Policies and practices are enhanced as a result of the self-evaluation results. Examples include enhancements to the Board’s oversight of developing strategy and risk topics, enhancing the Board’s oversight of leadership development, and enhancements to governance practices and procedures.

Stockholder recommendations and nominations
The policy of the NGSR Committee is to consider properly submitted stockholder recommendations of candidates for the Board. Following verification of the stockholder status of individuals proposing candidates, recommendations are considered collectively by the NGSR Committee at a regularly scheduled meeting. If any materials are provided by a stockholder in connection with the recommendation of a Director candidate, such materials are forwarded to the NGSR Committee. In evaluating such recommendation, the NGSR Committee seeks to achieve a balance of a broad range of skills and experience. The NGSR Committee evaluates nominees recommended by stockholders using the same criteria it uses to evaluate all other candidates. Any stockholder recommendations submitted for consideration by the NGSR Committee should include verification of the stockholder status of the person submitting the recommendation and the recommended candidate’s name and qualifications for Board membership and should be addressed to our Corporate Secretary at HP Inc., 1501 Page Mill Road, Palo Alto, California 94304.
In addition, our Bylaws permit stockholders to nominate Directors for consideration at an annual stockholder meeting and, under certain circumstances, to include their nominees in the HP proxy statement. For a description of the process for nominating Directors in accordance with our Bylaws, see “Questions and answers—Voting information.”

26	Corporate governance and Board of Directors

How we are organized

Name	Audit	Finance, Investment and Technology	HR and Compensation	Nominating, Governance and Social Responsibility
Independent Directors
Chip Bergh
Stacy Brown-Philpot
Stephanie A. Burns
Mary Anne Citrino
Richard L. Clemmer
Fama Francisco
David Meline
Judith “Jami” Miscik
Gianluca Pettiti
Kim K.W. Rucker
Songyee Yoon
Other Directors
Bruce Broussard

Member	Chair	Audit committee “financial expert”

2026 Proxy statement	27

Audit Committee

Chair: David Meline
Specific duties and responsibilities of the Audit Committee include, among other things:
Independent Registered Public Accounting Firm
▪overseeing the appointment, compensation, retention, and performance of the Independent Registered Public Accounting Firm and discussing with the Independent Registered Public Accounting Firm its relationships with HP and its independence; and
▪periodically considering whether there should be a regular rotation of the accounting firm in order to assure continuing independence.
Audit & non-audit services; financial statements; audit report
▪reviewing and approving the scope of the independent registered public accounting firm’s audit, audit-related services and related fees; and
▪overseeing and reviewing our financial reporting processes and the audit of our financial statements, including the effectiveness of our financial reporting processes and functions.
Disclosure controls; internal controls & procedures; legal compliance
▪overseeing and reviewing our disclosure controls and procedures, internal controls, internal audit function, and corporate policies with respect to financial information and earnings guidance;
▪overseeing and reviewing the adequacy and effectiveness of HP’s cybersecurity, information and technology security, and data protection programs, procedures, and policies; and
▪overseeing compliance with legal and regulatory requirements.
Risk oversight and assessment
▪overseeing and reviewing our significant strategic, enterprise and other risks (including significant risks or exposures relating to litigation and other proceedings and regulatory matters that may have a significant impact on our financial statements) and management’s establishment of effective governance, programs, and processes to identify, assess, and mitigate such risks;
▪reviewing key functional and business risk areas, including specific critical risks identified by our enterprise risk management program; and
▪reviewing other risks relating to the matters described above and management’s approach to addressing these risks.

Other members: Stacy Brown-Philpot Mary Anne Citrino Richard L. Clemmer Judith “Jami” Miscik Kim K.W. Rucker Songyee Yoon Number of meetings: 9

We have an Audit Committee established in accordance with the requirements of the Securities Exchange Act of 1934, as amended. The Audit Committee represents and assists the Board in fulfilling its responsibilities for overseeing our financial reporting processes and the audit of our financial statements.

The Board determined that Mr. Meline, Chair of the Audit Committee, and each of the other Audit Committee members (Ms. Brown-Philpot, Ms. Citrino, Mr. Clemmer, Ms. Miscik, Ms. Rucker and Ms. Yoon) are independent within the meaning of the New York Stock Exchange (“NYSE”) and SEC standards of independence for directors and audit committee members and have satisfied the NYSE financial literacy requirements.
Audit Committee Financial Experts
The Board also determined that each of Ms. Brown-Philpot, Ms. Citrino, Mr. Clemmer, Mr. Meline and Ms. Yoon is an “audit committee financial expert” as defined by SEC rules.
The report of the Audit Committee is included on pages 48-49.

28	Corporate governance and Board of Directors

Finance, Investment and Technology Committee

Chair: Richard L. Clemmer
The Finance, Investment and Technology (“FIT”) Committee’s responsibilities and duties include, among other things:
Treasury matters
▪reviewing or overseeing significant treasury matters such as capital structure and capital allocation strategy, derivative policy, global liquidity, fixed income investments, borrowings and credit facilities, debt issuances and redemptions, currency exposure, dividend policy, share issuances and repurchases, employee benefit fund matters and plan performance, and capital spending.
M&A transactions & strategic alliances
▪overseeing and periodically reviewing with management, significant mergers, acquisitions, divestitures, joint ventures, strategic equity investments or other minority investments, strategic alliances, or similar transactions (“Strategic Transactions”); and
▪overseeing our integration planning and execution and the financial results of such transactions after integration.
Capital allocation
▪reviewing and overseeing capital investing decisions, capital structure, and the allocation of free cash flow; and
▪reviewing and overseeing the execution of HP’s strategic plans and capital allocation strategies.
Technology strategies & guidance
▪overseeing and periodically reviewing with management, the scope, direction, quality, incubation of, and investment levels in, our technology, and execution of our technology strategies; and
▪overseeing and periodically reviewing with management, technology management related to Strategic Transactions and other transactions, including HP’s or a third-party’s technology or intellectual property as it may pertain to, among other things, Strategic Transactions, market entry and exit, new business divisions and spin-offs, R&D investments, and key competitor and partnership strategies.
Risk oversight and assessment
▪overseeing the execution of derivatives and financial risk hedging strategy;
▪assessing risk and return of financial investments and managing risk levels in the deployment of capital;
▪reviewing acquisition and integration risks associated with M&A transactions and strategic alliances; and
▪reviewing other risks relating to the matters described above and management’s approach to addressing these risks.

Other members: Stephanie A. Burns Mary Anne Citrino David Meline Gianluca Pettiti Songyee Yoon Number of meetings: 5

The FIT Committee provides oversight of the finance and investment functions of HP.

2026 Proxy statement	29

Nominating, Governance and Social Responsibility Committee

Chair: Kim K.W. Rucker
Specific duties and responsibilities of the NGSR Committee include, among other things:
Board matters
▪establishing criteria for Board membership, identifying individuals qualified to serve as directors, and recommending to the Board candidates to be elected or nominated for election as Directors, as well as Director succession planning;
▪overseeing and reviewing the size, composition, operation, and calendar of the Board and recommending assignments of Directors to Board committees and chairs of Board committees; and
▪periodically reviewing the Board’s leadership structure, recommending changes to the Board as appropriate.
HP governing documents & corporate governance guidelines & other policies
▪overseeing and reviewing our governance practices, including our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines and related policies, governance structures, and director-led engagements with HP’s stakeholders concerning such matters.
Environmental and societal matters
▪overseeing significant strategies, policies, positions, and goals relating to global citizenship, sustainability, climate change, human rights, and digital equity, as well as the impact of HP’s operations on employees, customers, suppliers, partners, and communities worldwide;
▪reviewing HP’s annual “Sustainable Impact Report,” which addresses HP’s supply chain and environment and sustainability performance; and
▪overseeing the policies and programs relating to, and the way HP conducts, its government relations activities.
Risk oversight and assessment
▪identifying, evaluating, and monitoring social, political, and environmental trends, issues, concerns, and risks;
▪monitoring legislative proposals and regulatory developments that could significantly affect the public affairs of HP; and
▪reviewing other risks relating to the matters described above and management’s approach to addressing these risks.

Other members: Chip Bergh Stacy Brown-Philpot Fama Francisco Judith “Jami” Miscik Number of meetings: 5

The NGSR Committee oversees and represents and assists the Board (and management, as applicable) in fulfilling its responsibilities relating to our corporate governance, Director nominations and elections, HP’s policies and programs relating to global citizenship and other legal, regulatory and compliance matters relating to current and emerging political, environmental, global citizenship and public policy trends.

The Board determined that Ms. Rucker, who serves as Chair of the NGSR Committee, and each of the other NGSR Committee members (Mr. Bergh, Ms. Brown-Philpot, Ms. Francisco and Ms. Miscik) are independent within the meaning of the NYSE director independence standards.

30	Corporate governance and Board of Directors

HR and Compensation Committee

Chair: Stephanie A. Burns
Specific duties and responsibilities of the HRC Committee include, among other things:
Executive compensation philosophy, peer group, plan design, & performance reviews
▪reviewing the overall compensation philosophy and strategy with respect to HP’s executive officers and reviewing and approving short-term and long-term incentive plan design, structure and goals;
▪conducting annual performance evaluation of the CEO and recommending all elements of the CEO’s compensation to the independent members of the Board for their review and approval; and
▪reviewing and approving goals and objectives relevant to other executive officer compensation, evaluating performance based on evaluations undertaken by the CEO and reviewed by the HRC Committee and determining their compensation in accordance with those goals and objectives.
Other compensation & employee benefit plans
▪overseeing and monitoring the effectiveness of non-equity-based benefit plan offerings, including but not limited to non-qualified deferred compensation, fringe benefits, and perquisites and approving any material new employee benefit plan or change to an existing plan.
Director compensation
▪overseeing compensation policies and practices for service on the Board and its committees and recommending to the Board any changes to director compensation.
Executive succession planning & leadership development
▪reviewing senior management selection, recommending the appointment of corporate officers to the Board for approval, overseeing succession planning and leadership development, including guiding the CEO succession planning process in partnership with the Chairman and full Board.
People processes and culture
▪reviewing employee engagement and employee initiatives including key training and development programs and results of employee engagement surveys; and
▪monitoring key metrics to evaluate the workforce including workforce attrition and retention, headcount, pay equity, talent and learning, employee engagement, key hires, and restructuring.
Risk oversight and assessment
▪assessing whether HP’s overall human resources and compensation structures, policies, programs, and practices establish appropriate incentives and leadership development opportunities for management and other employees, and confirming they do not encourage improper risk taking.

Other members: Chip Bergh Fama Francisco Gianluca Pettiti Number of meetings: 7

The HRC Committee discharges the Board’s responsibilities related to the compensation of our executives and Directors and provides general oversight of our compensation structure, including our equity compensation plans and benefits programs.

The Board determined that Dr. Burns, who serves as Chair of the HRC Committee, and each of the other HRC Committee members (Mr. Bergh, Ms. Francisco and Mr. Pettiti) are independent within the meaning of the NYSE standards of independence for directors and compensation committee members. The HRC Committee may delegate any of its duties and responsibilities, including the administration of equity incentive or employee benefit plans, to a subcommittee, the Chair, one or more members of the Committee, another director, or other persons, including HP personnel unless otherwise prohibited by applicable laws or regulations.

2026 Proxy statement	31

Compensation Committee Interlocks and Insider Participation
Mses. Alvarez, Burns and Francisco, and Messrs. Bergh, Broussard, and Pettiti served on the HRC Committee during fiscal 2025. None of the current members of the HRC Committee have been, or are, one of our officers or employees. During Mr. Broussard’s tenure on the HRC Committee, he was not an officer or employee of HP. In fiscal 2025, no member of the HRC Committee had any relationship or transaction with the Company that would require disclosure as a “related person transaction” under Item 404 of SEC Regulation S-K.
During fiscal 2025, none of our executive officers served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity, an executive officer of which served as a member of our Board or HRC Committee.
About our corporate governance
Governance practices
HP has a history of strong corporate governance and we have always led by example, adopting changes in line with our commitment to the highest standards of governance. The NSGR Committee conducts an annual corporate governance review, in which our corporate governance policies and practices are evaluated for potential improvements. The following examples highlight some of the key features of our corporate governance policies and practices:

▪Independent Board Chair
▪Supermajority of independent Directors
▪Reasonable average Director tenure
▪Annual election of Directors
▪Majority vote for Directors in uncontested elections
▪Committee memberships limited to independent Directors
▪Executive sessions of non-employee Directors
▪Annual Board and committee self-evaluations

▪Strong Director and officer stock ownership guidelines
▪Director-shareholder engagement program
▪One share, one vote
▪Stockholder right to call a special meeting (15% threshold)
▪Stockholder right to proxy access (3% threshold for 3 years)
▪No poison pill

32	Corporate governance and Board of Directors

Board leadership structure
The Board periodically evaluates its leadership structure, taking into account the evolving needs of the business and the interests of HP’s stockholders. The Board believes that it is in the best interests of the Company and its stockholders to currently separate the Chair of the Board and Chief Executive Officer roles and for our Chair to be independent. Mr. Bergh serves as our independent Chair of the Board. The Board believes that Mr. Bergh is well suited to serve as Chair and provide constructive, independent and informed guidance and oversight to management given his significant managerial, operational and global experience. Our Board believes that our current structure, with an independent Chair who is well-versed in the needs of a complex business and has strong, well-defined governance duties, gives our Board a strong leadership and corporate governance structure that best serves the needs of HP and its stockholders. The Board also believes that this structure enables Mr. Broussard, in his role as Interim Chief Executive Officer, to focus his attention on our business strategy and operations. The Board will continue to evaluate its leadership structure on an ongoing basis and may make changes as appropriate for HP and its future needs.

The independent Chair has the following responsibilities:
▪oversees the planning of the annual Board calendar;
▪in consultation with the CEO and the other Directors, schedules, approves and sets the agenda for meetings of the Board and chairs and leads the discussion at such meetings;
▪chairs HP’s annual meeting of stockholders;
▪is available in appropriate circumstances to speak on behalf of the Board and for consultation and direct communication with stockholders;
▪provides guidance and oversight to management;
▪helps with the formulation and implementation of HP’s strategic plan;
▪serves as the Board liaison to management;
▪has the authority to call meetings of the independent Directors and schedules, sets the agenda for, and presides at executive sessions of the independent Directors;
▪advises on information sent to the Board;
▪works with the HRC Committee to coordinate the annual performance evaluation of the CEO;
▪works with the NGSR Committee to oversee the Board and committee evaluations; and
▪performs such other functions and responsibilities as set forth in the Corporate Governance Guidelines or as requested by the Board from time to time.

Chip Bergh Independent Chair

2026 Proxy statement	33

Executive sessions
During fiscal 2025, the Directors regularly met in executive session, including executive sessions of only the independent Directors. Throughout fiscal 2025, Mr. Bergh served as independent Chair. As such, Mr. Bergh scheduled and chaired each executive session held during fiscal 2025. Any independent Director may request that an additional executive session be scheduled. Board Committees also have regular executive sessions without management present.
Meeting attendance
During fiscal 2025, the Board held five meetings, all of which included executive sessions. During fiscal 2025, we had the following four standing committees, which held the number of meetings indicated in parentheses during fiscal 2025: Audit Committee (9); FIT Committee (5); HRC Committee (7); and NGSR Committee (5). All the committee charters are available on our investor relations website at https://investor.hp.com/governance/governance-documents/default.aspx. Each incumbent Director serving during fiscal 2025 attended at least 75% of the aggregate of all Board and applicable committee meetings held during the period that he or she served as a Director.
Directors are encouraged to participate in our annual meeting of stockholders. Five of our thirteen then-serving Directors standing for re-election attended our last annual meeting, held on April 14, 2025.
Director independence
Our Corporate Governance Guidelines, which are available on our website at https://investor.hp.com/governance/governance-documents/default.aspx, provide that a substantial majority of the Board will consist of independent Directors and that the Board can include no more than three Directors who are not independent Directors. The independence standards can be found as Exhibit A to our Corporate Governance Guidelines. Our Director independence standards are consistent with, and in some respects more stringent than, the NYSE director independence standards. In addition, each member of the Audit Committee meets the heightened independence standards required for audit committee members under the applicable listing and SEC standards and each member of the HRC Committee meets the heightened independence standards required for compensation committee members under the applicable listing and SEC standards.
Under our Corporate Governance Guidelines, a Director will not be considered independent in the following circumstances:
▪The Director is, or has been within the last three years, an employee of HP, or an immediate family member of the Director is, or has been within the last three years, an executive officer of HP.
▪The Director has been employed as an executive officer of HP or affiliates within the last five years.
▪The Director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from HP, other than compensation for Board service, compensation received by a Director’s immediate family member for service as a non-executive employee of HP, and pension or other forms of deferred compensation for prior service with HP that is not contingent on continued service.
▪(A) The Director or an immediate family member is a current partner of the firm that is HP’s internal or external auditor; (B) the Director is a current employee of such a firm; (C) the Director has an immediate family member who is a current employee of such a firm and who personally worked on HP’s audit; or (D) the Director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on HP’s audit within that time.
▪The Director or an immediate family member is, or has been in the past three years, employed as an executive officer of another company where any of HP’s present executive officers at the same time serves or has served on that company’s compensation committee.
▪The Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, HP for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues for such company’s last completed fiscal year.
▪The Director is affiliated with a charitable organization that receives significant contributions from HP.
▪The Director has a personal services contract with HP or an executive officer of HP.
For these purposes, an “immediate family” member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the Director’s home.

34	Corporate governance and Board of Directors

In determining independence, the Board reviews whether Directors have any material relationship with HP. An independent Director must not have any material relationship with HP, either directly or as a partner, stockholder or officer of an organization that has a relationship with HP, nor any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In assessing the materiality of a Director’s relationship to HP, the Board considers all relevant facts and circumstances, including consideration of the issues from the Director’s standpoint and from the perspective of the persons or organizations with which the Director has an affiliation, and is guided by the standards set forth above.
In making its independence determinations, the Board considered transactions occurring since the beginning of fiscal 2023 between HP and entities associated with the independent Directors or their immediate family members. The Board considered that each of Ms. Francisco and Mr. Pettiti is employed by an organization that did business with HP at some time during the last three fiscal years. The amount received by HP or such other organization in each of the last three fiscal years did not exceed the greater of $1 million or 2% of either HP’s or such organization’s consolidated gross revenues. Additionally, the Board also considered that Mr. Bergh, Mr. Broussard, Ms. Brown-Philpot, Dr. Burns, Ms. Citrino, Mr. Clemmer, Mr. Meline, Ms. Miscik and Ms. Rucker, or one of their immediate family members, is a non-employee director, trustee or advisory board member of another organization that did business with HP at some time during the last three fiscal years. These business relationships were as a supplier or purchaser of goods or services in the ordinary course of business.
As a result of this review, the Board has determined the transactions described above would not interfere with the Director’s exercise of independent judgment in carrying out the responsibilities of a Director. The Board has also determined that, with the exception of Mr. Lores and Mr. Broussard, (i) each of HP’s Directors who served in fiscal 2025 and each Director Nominee, including Ms. Alvarez (during the portion of fiscal 2025 she served on the Board), Mr. Bennett (during the portion of fiscal 2025 he served on the Board) , Mr. Bergh, Ms. Brown-Philpot, Dr. Burns, Ms. Citrino, Mr. Clemmer, Ms. Francisco, Mr. Meline, Ms. Miscik, Mr. Pettiti, Ms. Rucker and Ms. Yoon, and (ii) each of the members of the Audit Committee, the HRC Committee and the NGSR Committee, has (or had) no material relationship with HP (either directly or as a partner, stockholder or officer of an organization that has a relationship with HP) and is (or was) independent within the meaning of the NYSE and our Director independence standards. Mr. Lores was not independent because of his status as our former President and CEO and Mr. Broussard is not independent because of his status as our current Interim CEO. For the period prior to being appointed to serve as Interim CEO, Mr. Broussard was determined to be independent within the meaning of the NYSE and our Director independence standards.
Overboarding policy
Our Corporate Governance Guidelines provide that a Director’s service on other boards of public companies should be limited to a number that permits the Director, given his or her individual circumstances, to perform responsibly all Director duties. Further, our Bylaws provide that this service may not exceed five public company boards in total, including HP. To help the Board monitor compliance with these requirements set forth in our Corporate Governance Guidelines and Bylaws, Directors are required to obtain approval from the NGSR Committee prior to agreeing to stand for election to outside, for-profit boards. Throughout the year, we also monitor our Directors’ time commitments and in considering whether to nominate each Director nominee for election at the annual meeting, the NGSR Committee and the Board took into account each Director’s public company leadership positions and other outside commitments and determined that all of our Director nominees are able to perform responsibly all Director duties. We review our overboarding policy as part of our annual review of our Corporate Governance Guidelines. We also review the overboarding policies of our institutional investors on an ongoing basis and discuss such policies during investor engagements.
In addition, no member of the Audit Committee may serve on the audit committee of more than three public companies, including HP, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee. Mr. Meline currently serves on the audit committee of four public companies and the Board has determined that such simultaneous service does not impair the ability of Mr. Meline to effectively serve on HP’s Audit Committee (including as Chair thereof). In making this determination, the Board considered Mr. Meline’s professional qualifications, experience as a former public company chief financial officer, and the nature of and time involved in his service on other boards.

2026 Proxy statement	35

Board operations
Board leadership

Chair	Committee chairs		Other members:

Stacy Brown-Philpot Bruce Broussard Mary Anne Citrino Fama Francisco Judith “Jami” Miscik Gianluca Pettiti Songyee Yoon
	David Meline Audit	Richard L. Clemmer Finance, Investment and Technology
Chip Bergh

	Stephanie A. Burns HR and Compensation	Kim K.W. Rucker Nominating, Governance and Social Responsibility

Five meetings in fiscal 2025
2025 areas of focus
▪Corporate strategy, including mergers and acquisitions
▪Core and growth businesses
▪Innovation, including AI
▪Enterprise risk management
▪Macroeconomic, geopolitical and regulatory landscape
▪Supply chain resiliency
▪Cybersecurity
▪Capital allocation, the Future Ready Transformation Plan, restructuring and long-term financial plan
▪Talent review, succession planning, and human capital management
▪Board refreshment
▪Sustainable Impact and performance

Board oversight of strategy
One of the Board’s primary responsibilities is overseeing management’s establishment and execution of HP’s strategy and the associated risks. The full Board oversees strategy and strategic risk through constructive engagement with management. The broad mix of highly relevant and complementary skills and experience our Directors possess helps facilitate strong oversight of HP’s management and HP’s strategy. At least annually, management reviews with the Board HP’s overall corporate strategy and key commercial and strategic risks and the Board provides input to management. Throughout the year, the Board reviews HP’s progress against its strategic plan. In addition, throughout the year, the Board reviews specific strategic initiatives and provides additional oversight.

36	Corporate governance and Board of Directors

Board oversight of risk
The Board, with the assistance of its committees, reviews and oversees our enterprise risk management (“ERM”) program, which is designed to enable effective and efficient identification of, and management’s visibility into, critical enterprise risks. It also facilitates the incorporation of risk considerations into decision making. The ERM program was established to clearly define risk management roles and responsibilities, bring together senior management to discuss risk, promote visibility and constructive dialogue around risk at the senior management and Board levels and facilitate appropriate risk response strategies. Under the ERM program, management develops a holistic portfolio of our enterprise risks by facilitating business and function risk assessments, performing targeted risk assessments and incorporating information regarding specific categories of risk gathered from various internal HP organizations. Management then develops risk response plans for risks categorized as needing management focus and response and monitors other identified risk focus areas. Management provides regular reports on the risk portfolio and risk response efforts to senior management, and to the Board and its committees as appropriate. The Board and the committees of the Board may also receive reports from external advisors such as outside counsel and industry experts to further understand critical risk areas.
The Board also considers specific risk topics in connection with this process. For example, information and technology security is a critical part of our risk management program. HP has a dedicated Chief Information Security Officer (“CISO”), whose team is responsible for leading HP’s global cybersecurity program, including infrastructure and technology platforms, overseeing governance, regulatory and compliance, operations, strategy, and architecture. Our cybersecurity risks are evaluated by senior leadership, including as part of our enterprise risk assessments that are reviewed by the Audit Committee and our Board of Directors, and our Internal Audit function, which is an objective, independent assurance and advisory organization that helps HP achieve business objectives and conducts regular assessments, audits, and testing of the cybersecurity program and its associated controls. The Board regularly receives updates from management regarding our information and technology security program and the CISO regularly provides reports directly to the Board or the Audit Committee on these matters. For additional information relating to our information and technology security program, refer to our Annual Report on Form 10-K for the fiscal year ended October 31, 2025.
HP is committed to the responsible and ethical application and development of a range of emerging technologies, including AI. We deliver broad access to AI tools through our PCs and AI capabilities across our device portfolio. HP’s AI Standards and Policy management committee is responsible for setting AI standards across the company. Practical AI oversight and governance at HP is a developing partnership between the data science, trust & privacy, cybersecurity and innovation teams. AI that HP develops or deploys is reviewed for alignment with our AI Governance Principles through a multi-stakeholder process involving advisors from the data science, privacy, security, legal and HR teams. HP offers multiple AI training courses for all employee levels and roles which include modules on AI ethics, regulatory compliance, privacy and security, and acceptable use. We have also made certain AI training available to HP partners and customers. The Board and its applicable committees regularly receive updates from management regarding AI.
The Board oversees management’s implementation of the ERM program, including reviewing our enterprise risks and evaluating management’s approach to addressing identified risks. The Audit Committee has general oversight and the other Board committees contribute to the oversight and management of risks, and supplement the ERM program, within their respective areas of responsibility, as follows:

2026 Proxy statement	37

Board ▪Stays informed of risk profile and provides overall oversight and governance ▪Considers risk in connection with strategic planning and other matters

Audit	Finance, investment and technology	HR and compensation	Nominating, governance and social responsibility

▪Financial reporting and processes
▪Selection and performance of independent auditor
▪Audit and non-audit services
▪Internal and disclosure controls and procedures
▪Internal audit staffing and performance
▪Cybersecurity, information and technology security, and data protection
▪Risk assessment and management
	▪Treasury policy and operations ▪Liquidity ▪Capital allocation, investment, and shareholder return ▪Mergers and acquisitions ▪Growth and technology strategies ▪Risk assessment and management	▪Executive and Director compensation ▪Executive succession planning ▪Talent and leadership development ▪Human capital management ▪Risk assessment and management ▪Culture and engagement ▪HR policy
▪Governance policies and practices
▪Board composition and tenure
▪Director succession and recruiting
▪Public policy and government relations
▪Sustainability and societal matters
▪Risk assessment and management

HP management HP Management advises the Board and its Committees of key risks and the status of ongoing efforts to address these risks

38	Corporate governance and Board of Directors

Board oversight of environmental and societal matters
The Board and its committees actively oversee HP’s Sustainable Impact strategy and related risks. In many cases, committees will be the first level of oversight, although certain matters may be handled by the Board directly, or following initial review by a committee. The Board has ultimate oversight of HP’s Sustainable Impact strategy, risks and opportunities.
The NGSR Committee is the primary Board committee providing oversight on execution of HP’s sustainability strategy and accompanying initiatives as well as key risks (shared with Audit Committee). The NGSR Committee oversees, periodically reviews, and, as appropriate, makes recommendations to the Board on the strategic priorities and investments related to sustainability and social impact. The NGSR Committee receives regular updates on HP’s Sustainable Impact strategy and results. As needed, the NGSR Committee makes recommendations to the Board.
Below we have included an overview of our sustainable impact strategy.
Our sustainable impact strategy
HP is redefining the future of work through technology—creating experiences that drive growth and more fulfilling work for people globally. Our commitment is grounded in our values of integrity and trust. Beyond innovation, we focus on shaping a more sustainable future for the next generation of workers and driving business value for our customers.
Our Sustainable Impact strategy focuses on empowering customer sustainability, transforming our value chain, and advancing societal impact. For more information about our Sustainable Impact work and to reach our annual Sustainable Impact Report, please see our website at https://www.hp.com/us-en/sustainable-impact.html. The content of our website is not incorporated by reference into this proxy statement or in any other report or document we file with the Securities and Exchange Commission (the “SEC”), and any references to our website are intended to be inactive textual references only.

2026 Proxy statement	39

Our approach to human capital management
HP employs approximately 55,000 employees worldwide. Together, they power HP innovation and perspectives to create breakthrough technologies and transformative solutions that we believe will drive long-term success. We strive to attract, retain and advance exceptional talent by providing engaging work experiences that help our employees thrive. To deliver on these priorities, HP senior leaders are accountable for meeting management objectives for employee engagement and leadership development.
The board’s role in human capital management
Our Board, through the HRC Committee, oversees HP’s key human capital management strategies and programs and is responsible for, among other things:
▪reviewing employee engagement, talent, and cultural initiatives including key training and development programs, leadership succession, and results of the annual employee engagement survey; and
▪monitoring key workforce metrics including workforce attrition and retention, headcount, key hires, and restructuring.
Management regularly updates the Board and the HRC Committee on the status of such initiatives and programs.
CEO and executive succession planning
Management succession planning is a fundamental and ongoing part of the Board’s responsibilities. Our Board conducts CEO succession planning regularly and has developed contingency plans for a variety of scenarios. The Board also believes that planning for succession below the CEO level is a key responsibility and the CEO and the Chief People Officer review with the Board the performance of senior executives and their qualifications, experience and development. The success of the current permanent CEO search is a top priority, and Bruce Broussard, who has served as a Director since 2021, has agreed to lead the Company as interim CEO through the transition period. The Board has formed a CEO Search Committee to evaluate and identify HP’s next permanent CEO. The CEO Search Committee and management have worked together with an external advisor to align on a CEO profile and to develop key search criteria, focusing on the skills, expertise, experience and competencies for the Company’s next permanent CEO consistent with the Board’s succession planning process. The full Board is engaged and focused on this search and committed to finding the right next leader for the Company.
Employee engagement
We regularly collect feedback from employees to better understand and improve their workplace experiences and to identify ways to strengthen our culture. We take action to address their ideas, suggestions, and concerns collected through our employee surveys and pulse polls and continue to be certified as a Great Place to Work.
Talent development
We have a multi-faceted talent, learning, and skill-development strategy. We emphasize different backgrounds, experience, and perspectives in our senior talent pipeline, and invest in targeted approaches such as leadership assessments, external education opportunities, coaching, job rotations, and immersive, experiential learning to help equip our executives to lead HP, both now and in the future. We also support employees through an extensive portfolio of internal and external development programs designed to accelerate career growth and enhance technical and digital capabilities. Additionally, we prepare new people managers with development experiences designed, among other things, to build coaching skills and foster trust and belonging.
In addition to skill development resources, HP also offers formal education assistance through our Degree Assistance Program which provides employees with the opportunity to participate in higher academic education.

40	Corporate governance and Board of Directors

Inclusion
Innovation at HP comes from the different perspectives, backgrounds, knowledge, and experiences of our employees that make up our globally connected workforce. We aim for an inclusive workforce that allows us to remain responsive to the marketplace, driving innovation to meet their evolving needs.
Supported by leadership, the company’s global inclusion strategy focuses on locally implemented processes, while maintaining organizational consistency with policies, practices, and services. Programs, strategic partnerships, and Business Resource Groups are key components of our strategy to attract, develop, and retain talent and provide the foundation for a positive culture of inclusion and respect.
Pay equity
People should be paid equitably for their work, regardless of their gender, race, or other personal characteristics. We benchmark and set pay ranges based on relevant market data and consider factors such as an employee’s role and experience, the location of their job, and performance. We also regularly review our compensation practices, both in terms of our overall workforce and individual employees, to help ensure our pay is fair and equitable.
Since 2016, we also have reviewed employees’ compensation with independent third-party experts to support equitable pay practices. We have expanded our annual pay equity assessment to include additional countries, representing a majority of our global workforce.
Health, safety and wellness
HP is committed to the health and safety of our employees through robust training programs, clear communication of standards, and leadership engagement. Our environmental, health, and safety leadership team uses our global injury and illness reporting system to assess worldwide and regional trends as a part of quarterly reviews. We focus on reducing and effectively managing risks at HP-owned and partner-owned manufacturing facilities.
The holistic wellbeing of our employees is vital to HP’s success. Our global wellness program is designed to serve the needs of our evolving workforce and culture through opportunities for employees to prioritize wellness across five pillars of well-being: emotional, financial, life balance, physical health, and social and community. Throughout the year, we encourage healthy behaviors across the five pillars of wellness through regular communications, educational sessions, voluntary progress tracking, personal challenges, and other incentives. In addition, we provide specialized programs and campaigns, all with the help of HP-provided mindfulness apps, targeted mental health support, individual assessments, and expanded financial wellbeing programs.
Compensation risk assessment
Semler Brossy Consulting Group (“Semler Brossy”), independent compensation consultant to the HRC Committee, conducted an annual risk assessment of our fiscal 2025 executive compensation program as well as incentive and commission arrangements below the executive level. In addition, management separately reviewed the administration and controls for incentive plans below the executive level.
Based on these reviews, the HRC Committee concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on HP, and that our program reflects a balance in design, policies, management controls, and HRC Committee oversight that is consistent with market “best-practice” for mitigating potential compensation-related risk.
Code of conduct
We maintain a code of business conduct and ethics for Directors, officers and employees known as Integrity at HP, which is available on our website at https://investor.hp.com/governance/integrity-at-hp/default.aspx. If the Board grants any waivers from Integrity at HP to any of our Directors or executive officers, or if we amend Integrity at HP, we will, if required, disclose these matters via updates to our website on a timely basis. In September and October 2025, the Board received its annual ethics training.

2026 Proxy statement	41

Stockholder engagement
We believe that effective corporate governance should include regular, constructive conversations with our stockholders. The Board regularly engages with stockholders, including seeking and encouraging feedback from stockholders about our corporate governance practices.

Engagement

Our annual Director Stockholder outreach program		Other ways we engage

We conduct an annual outreach regarding our governance profile, providing an opportunity for our stockholders to engage directly with members of our Board and senior management.		▪Quarterly earnings calls ▪Industry presentations and conference ▪Company-hosted events and presentations ▪Securities analyst meeting

Participants ▪Chair of the Board ▪Chair of the HRC Committee ▪Chair of the NGSR Committee ▪Other members of the Board ▪Senior Management ▪Investor Relations ▪Subject Matter Experts	How we engage ▪One-on-one meetings ▪Written and electronic communications

Outreach	Topics

Fiscal 2025 - Governance Profile Outreach ~35% of our outstanding stock.

	Strategy and business performance	Governance practice	Executive compensation	Sustainable impact

	Our strategic focus on strengthening the core, accelerating our growth businesses, driving digital transformation, and driving long-term value creation	Board composition, oversight and governance practices	Structure of executive compensation programs and focus on talent development and culture	Sustainable Impact strategy and support for HP strategy and business performance

42	Corporate governance and Board of Directors

Other ways HP communicates with stockholders

November 2024 ▪Q4 2024 HP Inc. Earnings Conference Call	March 2025 ▪Morgan Stanley TMT Conference	May 2025 ▪Q2 2025 HP Inc. Earnings Conference Call	August 2025 ▪Q3 2025 HP Inc. Earnings Conference Call

February 2025 ▪Q1 2025 HP Inc. Earnings Conference Call	April 2025 ▪2025 Annual Meeting of Stockholders	June 2025 ▪Bank of America Global Technology Conference ▪J.P. Morgan: IT Hardware & Networking – CEO Spotlight Series ▪Evercore ISI Fireside Chat	September 2025 ▪Citi’s 2025 Global Technology Conference ▪Goldman Sachs Technology Conference
Communications with the board
Stockholders and other interested parties can contact the Board by email at bod@hp.com or by mail at the HP Board of Directors, 1501 Page Mill Road, Palo Alto, California 94304.
All Directors have access to this correspondence. In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board and posts communications to the full Board or to individual Directors, as appropriate. Our independent Directors have requested that certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, not be posted. Communications that are intended specifically for the Chair of the Board, other independent Directors, or the non-employee Directors should be sent to the e-mail address or street address noted above, to the attention of the Chair of the Board.
Related-person transactions policies and procedures
Related-person transactions policy
We have adopted a written policy for approval of transactions between us and our non-employee Directors, Director nominees, executive officers, beneficial owners of more than 5% of HP’s stock, and their respective immediate family members where (i) the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year and (ii) such related person has, or will have, a direct or indirect material interest in such transaction.
The policy provides that the NGSR Committee reviews transactions subject to the policy and decides whether to approve those transactions, subject to the standing pre-approvals discussed below. In doing so, the NGSR Committee determines whether the transaction is not inconsistent with the interests of HP and its stockholders. In making that determination, the NGSR Committee considers, among other factors it deems appropriate:
▪the extent of the related-person’s interest in the transaction;
▪whether the transaction is on terms generally available to an unaffiliated third party under the same or similar circumstances;
▪the benefits of the transaction to HP;
▪the impact or potential impact on a Director’s independence in the event the related-person is a Director, an immediate family member of a Director or an entity in which a Director is a partner, 10% stockholder or executive officer;
▪the availability of other sources for products or services comparable to those contemplated by the transaction ; and
▪the terms of the transaction.
The NGSR Committee has delegated authority to the Chair of the NGSR Committee to pre-approve transactions where the aggregate amount involved is expected to be less than $1 million.

2026 Proxy statement	43

A summary of any new transactions pre-approved by the Chair is provided to the full NGSR Committee for its review at each of the NGSR Committee’s regularly scheduled meetings.
The NGSR Committee has adopted standing pre-approvals under the policy for limited transactions with related-persons. Pre-approved transactions include:
▪compensation of executive officers that is excluded from reporting under SEC rules where the HRC Committee approved (or recommended that the Board approve) such compensation;
▪non-employee Director compensation;
▪transactions with another company with a value that does not exceed the greater of $1 million or 2% of the other company’s annual revenues, where the related-person has an interest only as an employee (other than executive officer), Director or beneficial holder of less than 10% of the other company’s shares;
▪contributions to a charity in an amount that does not exceed the greater of $1 million or 2% of the charity’s annual receipts, where the related person has an interest only as an employee (other than executive officer) or non-employee Director;
▪transactions where all stockholders receive proportional benefits; and
▪transactions with another publicly traded company where the related person’s interest arises solely from beneficial ownership of more than 5% of HP’s common stock and ownership of a non-controlling interest in the other publicly traded company.
A summary of new transactions covered by the standing pre-approvals relating to other companies (as described above) is provided to the NGSR Committee for its review in connection with that committee’s regularly scheduled meetings.
Fiscal 2025 related-person transactions
We enter into commercial transactions in the ordinary course of our business with organizations for which our executive officers or non-employee Directors, or one of their respective immediate family members, serve as non-employee Directors and/or employees, as well as with entities affiliated with beneficial owners of more than 5% of HP’s stock. Except as disclosed below, we do not believe that any of our executive officers, Directors, or 5% beneficial owners (or any of their respective immediate family members) had a direct or indirect material interest in such commercial transactions. In fiscal 2025, HP entered into an arms’-length transaction with Greenwave Holdings Inc. (“Greenwave”), an entity in which our director, Richard L. Clemmer, holds a 30% equity interest, to adopt certain Greenwave technology for use in HP products and services over a five-year period (subject to extension). The amount involved in the transaction was approximately $2.15 million in fiscal 2025.

44	Corporate governance and Board of Directors

How we are compensated
Director compensation and stock ownership guidelines
Non-employee Director compensation is determined annually by the independent members of the Board acting on the recommendation of the HRC Committee. In formulating its recommendation, the HRC Committee considers market data for our peer group and input from the independent compensation consultant retained by the HRC Committee. Our non-employee Director compensation program was reviewed in fiscal 2025 and the HRC Committee determined that in order to remain competitive with similar programs maintained by our peers, the annual cash retainer should be increased from $105,000 to $115,000, the annual equity retainer increased from $220,000 to $230,000, and each of the annual Committee Chair fees increased by $5,000 (as noted below), and recommended such adjustments to the Board, which the Board then approved. Mr. Lores, as an employee of the Company, did not receive separate compensation for his Board service. Following his appointment as Interim Chief Executive Officer, Mr. Broussard does not receive separate compensation for his Board service.

Each non-employee Director receives an annual cash retainer for services during the period that begins on or around the date of the annual meeting, when non-employee Directors stand for election, and ends on or around the day prior to the next annual meeting (each such period, a “Board Year”). For the 2025 Board Year, which began March 1, 2025, each non-employee Director was entitled to receive an annual cash retainer of $115,000.
Each non-employee Director also received an annual equity retainer of $230,000 for service during the 2025 Board Year, with grants made on the date of the annual meeting. Equity grants to non-employee Directors are intended to strengthen alignment with stockholder interests and to reinforce a long-term ownership view of the Company and its value. Retention is not the focus of equity grants for non-employee Directors, which is why such equity grants are not subject to service-related vesting.
The Chair receives an additional $200,000 annual cash retainer in recognition of the greater duties and commitment that the position requires.
In addition to the regular annual cash and equity retainers, and the Chair retainer described above, the non-employee Directors who served as chairs of standing committees during fiscal 2025 received additional cash retainers for such service.
*        Each non-employee Director also receives $2,000 for each Board meeting attended in excess of a total of ten meetings per Board Year, and $2,000 for each committee meeting attended in excess of a total of ten meetings of each committee per Board Year.
Annual Director compensation

$115,000 Annual Cash Retainer
$230,000 Annual Equity Retainer

Additional cash compensation*

Chair of the Board	$200,000
Committee Chair Fees
Audit Committee	$40,000
HRC	$30,000
NGSR	$25,000
Other Board standing Committees	$25,000

Non-employee Directors may elect to defer receipt of up to 100% of their annual cash retainer and 100% of their excess meeting fees and/or chair fees, as applicable. Elections are for the Board Year, which does not coincide with our November through October fiscal year. During fiscal 2025, three non-employee Directors elected to defer receipt of a portion of their annual cash retainer and/or chair fees (no excess meeting fees were paid in fiscal 2025). In addition, in lieu of the annual cash retainer, non-employee Directors may elect to receive an equivalent value of equity in fully vested restricted stock units (“RSUs”). During fiscal 2025, four non-employee Directors elected to receive equity in lieu of cash for all or a portion of their annual cash retainers. Non-employee Directors may elect to defer the settlement of the RSUs received as part of the program until either (a) the first to occur of the non-employee Director’s death, “disability” (as defined in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)) or such time when the non-employee Director no longer serves as a member of the Board (a “separation from service” as defined in Section 409A of the Code) or (b) April 1 of a given year.
Non-employee Directors are reimbursed for their business expenses in connection with attending Board meetings, and they may use the Company aircraft for travel to and from Board meetings and other Company events.

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Fiscal 2025 non-employee Director compensation

Name	Fees earned or paid in cash(1) ($)	Stock awards(2) ($)	All other compensation ($)	Total compensation ($)
Aida Alvarez	49,082	—	—	49,082
Robert R. Bennett	49,082	—	—	49,082
Chip Bergh	200,000	345,022	—	545,022
Bruce Broussard(3)	28,338	345,022	—	373,360
Stacy Brown-Philpot	111,676	230,015	—	341,691
Stephanie A. Burns	111,676	230,015	—	341,691
Mary Anne Citrino	—	345,022	—	345,022
Richard L. Clemmer	23,338	345,022	—	368,360
Fama Francisco	111,676	230,015	—	341,691
David Meline	149,947	230,015	—	379,962
Judith “Jami” Miscik	111,676	230,015	—	341,691
Gianluca Pettiti(4)	79,073	234,863	—	313,936
Kim K.W. Rucker	135,014	230,015	—	365,029
Songyee Yoon(4)	83,388	243,903	—	327,291
Enrique Lores(5)	—	—	—	—
(1)The determination of Director compensation is based on the Board Year, which does not coincide with our November through October fiscal year. Cash amounts included in the table above represent the portion of the regular annual cash retainers, chair retainer and committee chair retainers earned with respect to service during fiscal 2025. No additional meeting fees were paid during fiscal 2025. The amounts included in the table also include cash earned in fiscal 2025 that a Director elected to defer under the 2005 Executive Deferred Compensation Plan, which governs a Director’s deferral of his or her applicable annual cash retainer, chair retainer, committee chair retainer and/or additional meeting fees. See “Additional information about fees earned or paid in cash in fiscal 2025” below. Any amounts elected to be received as RSUs in lieu of cash are reflected in the Stock Awards column. Mr. Bergh, Mr. Broussard, Ms. Citrino, and Mr. Clemmer elected to receive RSUs in lieu of cash for all or a portion of their annual cash retainers earned in fiscal 2025. Cash amounts for Ms. Alvarez and Mr. Bennett reflect the pro-rated portion of their annual retainer paid in respect of the period from March 1, 2025 through their retirement from the Board on April 14, 2025.
(2)Represents the grant date fair value of stock awards granted in fiscal 2025 calculated in accordance with applicable accounting standards relating to share-based payment awards, excluding the effect of estimated forfeitures. For Director stock awards, the number is calculated by multiplying the closing price of HP’s stock on the date of grant by the number of shares awarded. For information on the assumptions used to calculate the value of HP’s stock-based compensation, refer to Note 5 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2025, as filed with the SEC on December 10, 2025. See “Additional information about non-employee Director equity awards” below.
(3)Mr. Broussard served as a non-employee director during fiscal 2025. Following his appointment as Interim Chief Executive Officer, Mr. Broussard does not receive separate compensation for his Board service.
(4)Mr. Pettiti and Ms. Yoon joined the Board effective as of February 21, 2025 and February 6, 2025, respectively. For Mr. Pettiti’s and Ms. Yoon’s partial first Board Year of service (the 2024 Board Year that ended in fiscal 2025), they each received an annual cash retainer that was prorated and paid in the form of cash and an annual equity retainer that was prorated and paid in the form of fully vested shares.
(5)Mr. Lores served as President and CEO of HP during fiscal 2025. He did not receive separate compensation for his Board service.

46	Corporate governance and Board of Directors

Additional information about fees earned or paid in cash in fiscal 2025

Name	Annual cash retainers(a) ($)	Committee chair and chair fees(b) ($)	Additional meeting fees ($)	Total ($)
Aida Alvarez(c)	49,082	—	—	49,082
Robert R. Bennett(c)	49,082	—	—	49,082
Chip Bergh	—	200,000	—	200,000
Bruce Broussard	—	28,338	—	28,338
Stacy Brown-Philpot	111,676	—	—	111,676
Stephanie A. Burns	111,676	—	—	111,676
Mary Anne Citrino	—	—	—	—
Richard L. Clemmer	—	23,338	—	23,338
Fama Francisco	111,676	—	—	111,676
David Meline	111,676	38,271	—	149,947
Judith “Jami” Miscik	111,676	—	—	111,676
Gianluca Pettiti(c)	79,073	—	—	79,073
Kim K.W. Rucker	111,676	23,338	—	135,014
Songyee Yoon(c)	83,388	—	—	83,388
(a)The Board Year does not coincide with HP’s November through October fiscal year. The dollar amounts shown include annual cash retainers earned for service during fiscal 2025 (i.e., the last four months of the 2024 Board Year and the first eight months of the 2025 Board Year). This also includes cash earned during fiscal 2025, receipt of which was deferred by Director election under the 2005 Executive Deferred Compensation Plan. Directors may not receive their deferred annual cash retainer earlier than January 2028 In the case of a termination of service, Directors will receive the deferred retainer (or in the case of installment payments, the first installment of the deferred retainer) during the earlier of the January following termination of service or the specified distribution year either in the form of a lump sum payment or installment payments as elected in advance by the Director.
(b)Committee chair fees are calculated based on service during each Board Year. The dollar amounts shown include such fees earned for service during fiscal 2025, rather than the 2025 Board Year. This also includes cash earned during fiscal 2025, receipt of which was deferred by Director election under the 2005 Executive Deferred Compensation Plan. Directors may not receive their deferred fees earlier than January 2028. In the case of a termination of service, Directors will receive the deferred fees (or in the case of installment payments, the first installment of the deferred fees) during the earlier of the January following termination of service or the specified distribution year either in the form of a lump sum payment or installment payments as elected in advance by the Director.
(c)Ms. Alvarez’s and Mr. Bennett’s respective annual cash retainers were prorated to reflect their retirement from the Board on April 14, 2025. Mr. Pettiti’s and Ms. Yoon’s respective annual cash retainers were prorated for their partial first Board Year of service.

2026 Proxy statement	47

Additional information about non-employee Director equity awards
The following table provides additional information about equity awards made to non-employee Directors during fiscal 2025, the grant date fair value of each of those awards and the number of stock awards and option awards outstanding as of the end of fiscal 2025:

Name	Stock awards granted during fiscal 2025 (#)	Grant date fair value of stock awards granted during fiscal 2025(a) ($)	Stock awards outstanding at fiscal year end(b) (#)	Option awards outstanding at fiscal year end (#)
Aida Alvarez	—	—	—	—
Robert R. Bennett	—	—	—	—
Chip Bergh	14,352	345,022	87,002	146,148
Bruce Broussard	14,352	345,022	—	—
Stacy Brown-Philpot	9,568	230,015	119,572	—
Stephanie A. Burns	9,568	230,015	82,949	—
Mary Anne Citrino	14,352	345,022	113,649	159,671
Richard L. Clemmer	14,352	345,022	77,229	—
Fama Francisco	9,568	230,015	—	—
David Meline	9,568	230,015	9,779	—
Judith “Jami” Miscik	9,568	230,015	—	—
Gianluca Pettiti(c)	9,708	234,863	—
Kim K.W. Rucker	9,568	230,015	35,091	—
Songyee Yoon(c)	9,994	243,903	9,779
(a)Represents the grant date fair value of stock awards granted in fiscal 2025 calculated in accordance with applicable accounting standards relating to share-based payment awards, excluding the effect of estimated forfeitures. For Director stock awards, the number is calculated by multiplying the closing price of HP’s stock on the date of grant by the number of shares awarded. For information on the assumptions used to calculate the value of HP’s stock-based compensation, refer to Note 5 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2025, as filed with the SEC on December 10, 2025.
(b)Includes dividend equivalent units accrued with respect to stock awards granted in fiscal 2025 and stock awards granted in previous years that have been deferred at the election of the Director.
(c)Mr. Pettiti’s and Ms. Yoon’s respective annual equity retainers were prorated and paid in the form of fully vested shares for their partial first Board Year of service.
Non-employee Director stock ownership guidelines
Under our stock ownership guidelines, non-employee Directors are required to accumulate, within five years of election to the Board, shares of HP’s stock equal in value to at least five times the amount of the regular annual cash retainer. Shares counted toward these guidelines include any shares held by the Director directly or indirectly, including deferred stock awards.
At the end of fiscal 2025, all non-employee Directors with more than five years of service had met our stock ownership guidelines and all non-employee Directors with less than five years of service had either met or are on track to meet our stock ownership guidelines within the required time based on current trading prices of HP’s stock.

48

Audit matters

Board proposal no. 2

Ratification of Independent Registered Public Accounting Firm

Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the 2026 fiscal year.

The Audit Committee has appointed and is requesting ratification by the stockholders of the committee’s appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm to audit our consolidated financial statements for the fiscal year ending October 31, 2026. During fiscal 2025, Ernst & Young LLP served as our Independent Registered Public Accounting Firm and provided certain other audit-related and tax services. See “Report of the Audit Committee of the Board of Directors” and “Principal Accountant Fees and Services” below. Representatives of Ernst & Young LLP are expected to participate in the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.
Vote required
Ratification of the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the 2026 fiscal year requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to vote on the proposal at the annual meeting. If the appointment is not ratified, the Board will consider whether it should select another Independent Registered Public Accounting Firm. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as HP’s Independent Registered Public Accounting Firm is in the best interests of HP and its investors.
Report of the Audit Committee of the Board of Directors
The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of HP’s financial statements, HP’s compliance with legal and regulatory requirements, the Independent Registered Public Accounting Firm’s qualifications and independence, the performance of HP’s internal audit function and Independent Registered Public Accounting Firm, and risk assessment and risk management. The Audit Committee manages HP’s relationship with its Independent Registered Public Accounting Firm (which reports directly to the Audit Committee) and is responsible for the audit fee negotiations associated with HP’s retention of the Independent Registered Public Accounting Firm. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from HP for such advice and assistance.
HP’s management is primarily responsible for HP’s internal control and financial reporting process. HP’s Independent Registered Public Accounting Firm, Ernst & Young LLP, is responsible for performing an independent audit of HP’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of HP’s internal control over financial reporting. The Audit Committee monitors HP’s financial reporting process and reports to the Board on its findings.

2026 Proxy Statement	49

In this context, the Audit Committee hereby reports as follows:
1.The Audit Committee has reviewed and discussed the audited financial statements with HP’s management.
2.The Audit Committee has discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
3.The Audit Committee has received from the Independent Registered Public Accounting Firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the Independent Registered Public Accounting Firm’s communications with the Audit Committee concerning independence and has discussed with the Independent Registered Public Accounting Firm its independence.
4.Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025, for filing with the SEC.
The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.
AUDIT COMMITTEE
David Meline, Chair
Stacy Brown-Philpot
Mary Anne Citrino
Richard L. Clemmer
Jami Miscik
Kim K. W. Rucker
Songyee Yoon
Principal accountant fees and services
Fees incurred by HP for Ernst & Young LLP
The following table shows the fees paid or accrued by HP for audit and other services provided by Ernst & Young LLP for fiscal 2025 and 2024. All fees paid to Ernst & Young LLP were pre-approved in accordance with the pre-approval policy, as discussed below.

	2025	2024
	In millions
Audit Fees(1)	$27.0	$22.1
Audit-Related Fees(2)	$1.9	$4.0
Tax Fees(3)	$1.5	$1.5
All Other Fees(4)	$0.9	$0.2
Total	$31.3	$27.8
(1)Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
(2)Audit-related fees for fiscal 2025 and fiscal 2024 consisted primarily of accounting consultations and employee benefit plan audits.
(3)For fiscal 2025 and fiscal 2024, tax fees consisted primarily of tax advice, tax planning and tax compliance fees.
(4)For fiscal 2025 and fiscal 2024, all other fees consisted primarily of environmental and societal matters assurance services.
Pre-approval of audit and non-audit services policy
The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our Independent Registered Public Accounting Firm and associated fees up to a maximum for any one service of $250,000, provided that the chair shall report any decisions to pre-approve services and fees to the full Audit Committee at its next regular meeting.

50

Executive compensation

Board proposal no. 3

Advisory Vote to Approve Named Executive Officer Compensation

Our Board recommends a vote FOR the approval of the compensation of our NEOs, as described in the following Compensation discussion and analysis, compensation tables and narrative discussion accompanying such compensation tables, and the other related disclosures in this proxy statement.

In accordance with SEC rules, the Board recommends that stockholders approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. A detailed description of our compensation program is available in the “Compensation discussion and analysis.”
The Board and the HRC Committee believe that the HRC Committee has established a compensation program that is tied to performance, aligns with stockholder interests and merits stockholder support. Accordingly, we are asking for stockholder approval of the compensation of our NEOs as disclosed in this proxy statement in the Compensation discussion and analysis, compensation tables and narrative discussion following the compensation tables, and the other related disclosures in this proxy statement.
Although this vote is non-binding, the Board and the HRC Committee value the views of our stockholders and will thoroughly review the voting results. If there are significant negative votes, we will take steps to understand those concerns that influenced the vote and consider them in making future decisions about executive compensation. We currently conduct annual advisory votes on executive compensation and expect to conduct the next advisory vote at our next annual meeting in 2027.
Vote required
The affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to vote on the proposal at the annual meeting is required for advisory approval of this proposal.

2026 Proxy statement	51

Compensation discussion and analysis
Introduction
This Compensation discussion and analysis describes our executive compensation philosophy and program, the compensation decisions the HRC Committee has made under the program, and the considerations in making those decisions in fiscal 2025.
Named executive officers (NEOs)
Our NEOs for fiscal 2025 are:

Enrique J. Lores Former President and CEO*	Karen Parkhill Chief Financial Officer	Alex Cho Former President, Personal Systems**	David McQuarrie Chief Commercial Officer	Julie Jacobs Chief Legal Officer and General Counsel

*     Mr. Lores stepped down from his position as President and CEO effective as of the end of the day on February 2, 2026. Bruce Broussard was appointed as Interim CEO in connection with Mr. Lores's departure. References to compensation for our President & CEO in fiscal 2025 reflect compensation for Mr. Lores who served in that role for all of fiscal 2025.
**   Mr. Cho stepped down from his position as President, Personal Systems effective November 1, 2025.

Fiscal 2026 compensation program	70

Other compensation-related matters	71

Executive compensation policies	73

52	Executive compensation

Executive summary
Compensation philosophy

Philosophy
HP’s executive compensation program is aligned with a strong pay-for-performance philosophy that provides the foundation for compensation decisions. We emphasize variable pay programs designed to reward governance, actions and behaviors that directly support shareholder value and company goals. Key program objectives include:
▪Attracting and retaining highly qualified executives
▪Aligning pay with performance through a combination of short-term and long-term incentives
▪Focusing executives on critical short-term and long-term actions that drive our strategy and create shareholder value
▪Designing and delivering executive compensation with the highest standards of corporate governance

Fiscal 2025 compensation highlights
For fiscal 2025, the HRC Committee made no material changes from our fiscal 2024 incentive designs. We believe our executive compensation programs effectively align real pay delivery with critical financial and strategic non-financial goals and reinforce our commitment to year-over-year improvement and a growth-oriented strategy. It also provides a stable and consistent message to both stockholders and participants, offering an attractive pay-for-performance incentive that encourages retention and leadership engagement.
We provide competitive target compensation opportunities, with the amounts and mix of pay consistent with peers.
Target Total Direct Compensation (“TDC”) was set within a competitive range of the market with variations based on each executive’s experience, individual performance and skills, advancement potential and consideration of internal equity. TDC consists of base salary, target annual incentives expressed as a percentage of base salary, and the target value of long-term incentives.
Our short-term incentive plan aligns with core financial metrics and MBOs, which are critical value drivers for stockholders to maximize the value of their investments.
For fiscal 2025, NEOs earned annual incentives averaging 67.3% of target. Individual bonuses varied from 64.8% to 71.1% of target with HP’s President & CEO’s bonus equal to 64.8% of target. These results reflected performance after adjusting for the significant impact of tariffs on our business in fiscal 2025, as discussed in more detail on page 62. With the adjustments, the Company achieved below target results with respect to GAAP net revenue, adjusted non-GAAP operating profit, and non-GAAP free cash flow. In addition to adjustments for the impact of tariffs, the HRC Committee exercised its discretion to reduce the financial performance factor in order to create parity with the bonus plan for the broader group of employees within the Company.
Finally, twenty-five percent of target annual incentives are contingent upon the achievement of individualized qualitative objectives that we believe will contribute to HP’s long-term success including Leadership and Culture, People, and Sustainable Impact. NEOs successfully delivered progress against their MBOs as detailed on pages 63-64.

2026 Proxy statement	53

Our long-term incentive program aligns actual pay with performance with a significant portion of variable compensation at risk to support our growth-oriented strategy.
For fiscal 2025, the performance-based equity portion of long-term incentive grant value remained weighted at 70% for HP’s President & CEO and remained weighted at 60% for the rest of the NEOs.
The remaining 30% or 40%, as applicable, of long-term incentive grant value was delivered in the form of RSUs primarily intended to increase stock ownership among our NEOs, while also supporting retention and incentivizing NEOs to maximize value for our stockholders. The value of RSUs is tied to stock price and reinvested dividend equivalents.
For the 2023-2025 performance period, NEOs received payouts for fiscal 2023 PARSUs of 80.2%. The average PARSU EPS payout was below target at 80.2% after adjustment due to tariff impacts, while the fiscal 2023-2025 TSR modifier approximated the 35th percentile of the S&P 500, resulting in no additional payout.
The second tranche of fiscal 2023 PCSOs vested in fiscal 2025 upon meeting both the stock price hurdle and service conditions. The second tranche of fiscal 2022 PCSOs was forfeited in early fiscal 2026 due to not meeting the stock price hurdle within the 4-year performance period.
We continued our strong compensation governance practices.
We periodically review our executive compensation program for peer group alignment and strategic relevance as part of a long-standing compensation governance process that includes stockholder engagement. At the annual meeting in 2025, our say-on-pay proposal was approved by over 93% of the voted shares, indicating significant stockholder support and reinforcing our decision to make only limited changes to the program. No changes were made to the program as a result of the 2025 say-on-pay vote.

54	Executive compensation

Components of compensation
Elements of compensation
Our executive compensation program consists primarily of performance-based components. The table below identifies each major pay component, its role and applicable factors for determining the amount. Percentages are the averages of pay components at target for the NEOs, including the CEO.

Pay component	Role	Determination factors

Base salary 10%	▪Provides a fixed portion of annual cash income	▪Value of role in the competitive marketplace ▪Value of role to the Company ▪Skills, experience and individual performance compared to the market as well as others in the Company

Annual incentive 13% Payments to executives for annual incentive purposes, made under the HP Inc. 2004 Stock Incentive Plan, as amended and restated (the “2004 Stock Incentive Plan”)	▪Provides a variable and performance-based portion of annual cash income ▪Focuses executives on annual objectives that support our long-term strategy and the creation of value
▪Target awards are based on the competitive marketplace, position level, and the executive’s skills and performance
▪75% of actual awards are based on performance against annual corporate business unit financial metrics and individual goals as set and approved by the HRC Committee. Financial metrics are:
—GAAP net revenue
—Adjusted non-GAAP operating profit
—Non-GAAP free cash flow
▪25% of actual awards are based on performance against individualized MBOs relating to Leadership and Culture, People, and Sustainable Impact

Long-term incentive ▪PARSUs ▪RSUs 77%
▪Supports long-term sustained performance and growth-oriented strategy
▪Performance goals align interests of executives and stockholders, reflecting the time-horizon and risk to investors
▪Focuses executives on critical long-term performance goals
▪Encourages equity ownership, further aligning interests of executives and stockholders
▪Retains key employees

▪Target awards are based on the competitive marketplace, position level, and the executive’s skills and performance
▪Actual earned values are based on performance against a corporate KGA revenue goal, EPS goals, relative TSR performance and stock price performance

All others ▪Benefits ▪Limited perquisites ▪Severance protection	▪Supports the health and security of our executives and their ability to save on a tax-deferred basis ▪Enhances executive productivity	▪Competitive market practices for similar roles ▪Level of executive ▪Standards of best-in-class compensation governance

2026 Proxy statement	55

2025 NEO TDC (based on target) at a glance
CEO

6% Base salary

12% Annual incentive

82% Long-term incentive

Other NEOs

11% Base salary

13% Annual incentive

76% Long-term incentive

Annual say-on-pay vote and stockholder engagement

At the annual meeting in 2025, our say-on-pay proposal was approved by over 93% of the voted shares, indicating significant stockholder support and reinforcing our decision to make limited changes to the program.
>93% 2025 say-on-pay vote	~93% Five-year average say-on-pay vote

56	Executive compensation

Alignment with stockholders and compensation best practices

Pay-for-performance	Compensation governance

  Majority of executives’ target total direct compensation is performance and equity-based to align the executives’ rewards with sustained stockholder value creation.
  Total direct compensation within a competitive range of our peer group, ensuring that it is appropriate and aligned with the position level, experience and the executive’s skills and performance.
  Actual realized total direct compensation and pay positioning fluctuate based on both annual and long-term performance, reflecting company-wide and individual results.
  Incentive awards depend heavily upon our stock performance and are measured against objective financial metrics that we believe link directly or indirectly to stockholder value. 25% of our target annual incentives are based on individualized qualitative objectives that we believe will contribute to our long-term success.
  Balance cash flow, revenue and profit objectives, as well as short- and long-term objectives, to reward for overall performance that does not over-emphasize a singular focus on a particular metric or time period (see beginning page 58).
  Significant portion of long-term incentives are delivered through PARSUs with 3-year cliff vesting based on performance against goals: (i) 80% based on achievement of annual EPS goals which roll into a 3-year average, adjusted by 3-year TSR versus the S&P 500, and (ii) 20% based on achievement of a revenue goal for KGAs.
  Payouts under annual incentive awards and under PARSUs are capped at 200% of bonus target and 3x target shares, respectively.
  Pay-for-performance relationship validated on an annual basis and our HRC Committee reviews and approves performance goals under our incentive plans.
  The compensation practices of objectively identified peer companies based on industry and size criteria are considered to ensure that pay levels and program design for the NEOs are appropriate and competitive.

  Ongoing, year-round proactive stockholder outreach program to inform program decisions and pay practices.
  Disclosure of our corporate performance goals and achievements relative to these goals.
  No fixed-term executive employment contracts for senior executives.
  Significant attention to management succession planning and leadership development efforts.
  Consistent market-aligned severance policy for executives and a change in control policy requiring a double trigger for compensation or benefits.
  Use of an independent compensation consultant.
  Clawback policies that enable the Board to recoup compensation in the event of a financial restatement or misconduct, see “Policies for recoupment of compensation” section on page 75.
  Strong stock ownership guidelines for executive officers and non-employee Directors.
  No hedging or similar transactions by employees or Directors involving HP securities, no holding HP securities in margin accounts and no pledging stock as collateral for loans in a manner that could create compensation-related risk for the Company.
 No excessive perquisites to our executive officers.
  Executives do not participate in the determination of their own compensation.
  No 280G tax gross ups in the event of a change in control.
 No repricing of underwater stock options without prior stockholder approval.

2026 Proxy statement	57

Executive compensation decision-making process
Executive compensation program oversight and authority
Roles and responsibilities

HRC committee

The HRC Committee:
▪makes recommendations regarding the CEO’s compensation to the independent members of the Board for approval; and
▪reviews and approves the compensation of the remaining Section 16 officers, including our NEOs.
The HRC Committee considered market competitiveness, business results, experience, and individual performance and skills when evaluating fiscal 2025 NEO compensation and the overall compensation structure. The HRC Committee met seven times in fiscal 2025, and all of these meetings included an executive session.
Each HRC Committee member is an independent non-employee Director with significant experience in executive compensation matters.

Advisor to the HRC committee

The HRC Committee continued to retain Semler Brossy as its independent consultant during fiscal 2025 and worked with them and management on all aspects of our compensation program for senior executives.
Semler Brossy:
▪provides analyses and recommendations that inform the HRC Committee’s decisions;
▪identifies peer group companies for competitive market comparisons;
▪evaluates market pay data and competitive-position benchmarking;
▪provides analyses and inputs on program structure, performance measures, and goals;
▪provides updates on market trends and the regulatory environment as it relates to executive compensation;
▪advises the HRC Committee on best practices in governance and oversight of human capital management;
▪conducts an independent compensation risk assessment;
▪reviews various management proposals presented to the HRC Committee related to executive and Director compensation; and
▪works with the HRC Committee to validate and strengthen the pay-for-performance relationship and alignment with stockholder interests.
Semler Brossy does not perform other services for HP and will not do so without the prior consent of the HRC Committee chair. Semler Brossy meets with the HRC Committee chair and the HRC Committee outside the presence of management while in executive session. The HRC Committee has assessed the independence of Semler Brossy pursuant to the applicable rules and determined that its engagement does not raise any conflict of interest. Semler Brossy participated in all HRC Committee meetings and, when requested by the HRC Committee chair, in the preparatory meetings and executive sessions.

58	Executive compensation

Management and the CEO

The CEO recommends compensation for non-CEO Section 16 officers for approval by the HRC Committee. During fiscal 2025, Mr. Lores:
▪provided input to the HRC Committee regarding performance metrics and the setting of appropriate performance targets for his direct reports; and
▪recommended MBOs for the NEOs and the other senior executives who report directly to him.
The Chief People Officer and other members of our executive compensation team, together with the CFO and members of our legal organization and the input of the HRC Committee’s independent consultant:
▪work with the CEO to design and develop the compensation program;
▪recommend changes to existing program components applicable to NEOs and other senior executives;
▪develop financial and other targets to be achieved under applicable components of the program;
▪prepare analyses of financial data, peer comparisons and other briefing materials to assist the HRC Committee in making its decisions; and
▪implement the decisions of the HRC Committee.
Mr. Lores was subject to the same financial performance goals as the executives who lead global functions and the businesses, and Mr. Lores’ MBOs and compensation were established by the HRC Committee and recommended to the independent members of the Board for approval. Mr. Lores was not present at the portion of any Board meeting during which his own compensation was discussed and considered.

Process for setting and awarding executive compensation
The factors considered when determining pay opportunities for our NEOs are market competitiveness, experience, individual performance and skills, advancement potential and internal equitability. The weight given to each factor is not formulaic and may differ from year to year or by individual NEO.
The HRC Committee spends significant time determining the appropriate goals for our annual and long-term incentive programs, which make up the majority of NEO compensation. Management makes an initial recommendation of the goals, which is then assessed by the HRC Committee’s independent compensation consultant and discussed and approved by the HRC Committee. Major factors considered in setting financial goals for each fiscal year are business results from the most recently completed fiscal year, budgets and strategic plans, macroeconomic factors, announced guidance and analyst expectations, industry performance and trends and strategic initiatives. The Committee also allows for adjustments to performance results for extraordinary factors that are hard to predict or control, such as material changes to foreign exchange rates or unexpected changes in tax rates or tariffs. MBOs link individual executive performance on focus areas such as Leadership and Culture, People, and Sustainable Impact.
Following the close of the fiscal year, the HRC Committee reviews actual financial results and MBO performance against the goals that it had set for that year, with payouts under the programs determined based on performance against the established goals. The HRC Committee meets in executive session to review the MBO performance of the CEO and to determine a recommendation for his annual incentive award to be approved by the independent members of the Board. See “2025 Annual incentives” below for a further description of our results and corresponding incentive payouts.

2026 Proxy statement	59

Use of comparative compensation data
The HRC Committee reviews the compensation of our Section 16 officers in comparison to that of executives in similar positions at our peer group companies. Our peer group includes companies we compete with for executive talent due to our geographical proximity and technology industry overlap. The HRC Committee uses this information to evaluate how our pay levels and practices compare to market practices.
When determining the peer group, the following characteristics were considered with exceptions made based on the HRC Committee’s determination with respect to labor-market relevance:
▪Direct talent market peers.
▪U.S.-based companies in the technology sector (excluding distributors, contract manufacturers and outsourced services/IT consulting) with revenues or market cap between 20% and 500% that of HP.
▪Select general industry companies (industrials and consumer products) generally meeting size and business criteria that are top-brands and have maintained business continuity.
▪Review of the peer companies chosen by companies within our proposed peer group and peer business similarity, to evaluate relevance.
We believe the resulting peer group provides HP and the HRC Committee with a valid comparison and benchmark for the Company’s executive compensation program and governance practices. The following adjustments were made to the peer group for the fiscal 2025 review and going forward for fiscal 2026.

	Removed	Rationale	Added	Rationale
Fiscal 2025	General Electric Company	Due to its spin-offs	None
Fiscal 2026	Oracle Corporation	Market value fell outside of range	Advanced Micro Devices, Inc.	Within financial screens and compete for similar talents
	Broadcom Inc.		Lam Research Corporation
The HP peer group for fiscal 2025, as approved by the HRC Committee, consisted of the following companies:
Fiscal 2025 group
*    Represents fiscal 2025 reported revenue, except fiscal 2024 reported revenue is provided for 3M, Honeywell, IBM, Intel, PepsiCo and Texas Instruments.

60	Executive compensation

Determination of fiscal 2025 executive compensation
As noted above, components of our executive compensation program include base salary, annual incentives, long-term incentives, benefits, perquisites and severance.
The HRC Committee regularly considers ways to improve our executive compensation program by considering stockholder feedback, our current business needs and strategy, and peer group practices.
2025 base salary
Our executives receive a small percentage of their overall compensation in the form of base salary, which is consistent with our philosophy of tying the majority of executive compensation to performance. The NEOs are paid an amount in the form of base salary sufficient to attract qualified executive talent and maintain a stable management team.
The HRC Committee aims to set executive base salaries within a competitive range of the market for comparable positions. In fiscal 2025, salaries generally comprise on average 10% of our NEOs’ overall compensation, consistent with our peers. In making its recommendation to the Board regarding the CEO’s salary, the HRC Committee reviews analyses and recommendations provided by Semler Brossy.
For fiscal 2025, the HRC Committee approved changes to the base salaries of Mr. McQuarrie and Ms. Jacobs and recommended that the Board approve a change in the base salary of Mr. Lores, in each case, as described in the table below. The salary increases for Mr. Lores, Mr. McQuarrie and Ms. Jacobs were intended to better align compensation with market and individual performance, with Mr. McQuarrie’s larger increase reflecting an adjustment toward a market competitive position.
Changes in base salary

Executive	Position	Fiscal year-end 2024 base salary	Fiscal year-end 2025 base salary	Percentage change
Enrique Lores	President and CEO*	$1,400,000	$1,450,000	4%
Karen Parkhill	Chief Financial Officer	$950,000	$950,000	0%
Alex Cho	President, Personal Systems**	$827,600	$827,600	0%
David McQuarrie	Chief Commercial Officer	$715,000	$800,000	12%
Julie Jacobs	Chief Legal Officer and General Counsel	$756,000	$800,000	6%
*    Mr. Lores stepped down from his position as President and CEO effective as of the end of the day on February 2, 2026. Bruce Broussard was appointed as Interim CEO in connection with Mr. Lores's departure.
**    Mr. Cho stepped down from his position as President, Personal Systems effective November 1, 2025.

2026 Proxy statement	61

2025 annual incentives
The Fiscal 2025 Annual Incentive Plan for the Executive Leadership Team (“ELT”) consisted of the following three core financial metrics: GAAP net revenue, adjusted non-GAAP operating profit, and non-GAAP free cash flow. Revenue, operating profit and free cash flow are critical value drivers with respect to the long-term commitment that we have made to stockholders to maximize the value of their investments.
In fiscal 2025, each individual metric may fund up to 200% of target; and the maximum annual incentive for each executive is also capped at 200% of target.
A fourth component, MBOs, was used to further drive individual performance and achievement of key strategic goals. Each financial metric and the MBOs were weighted at 25% of the target award value.
The target annual incentive awards for fiscal 2025 were set at 200% of base salary earned for the CEO and 135% of base salary earned for the role of the CFO and the President Personal Systems. The target annual incentive award for the Chief Commercial Officer and the Chief Legal Officer and General Counsel was set at 100% of base salary earned.
In addition, payment under the annual incentive plan is contingent on an NEO’s continued service through the end of the applicable fiscal year and subject to the overall discretion of the HRC Committee.
Fiscal 2025 annual incentive plan

	Corporate goals(1)
Key design elements	GAAP net revenue ($ in billions)	Adjusted non-GAAP operating profit ($ in billions)	Non-GAAP free cash flow ($ in billions)	MBOs	% Payout metric(2) (%)
Weight	25%	25%	25%	25%
Linkage	Corporate	Corporate	Corporate	Individual
Corporate Performance Goals
Maximum	—	—	—	Various	200
Target	55.4	5.1	3.4	Various	100
Threshold	—	—	—	Various	0
(1)Payout governors include that HP adjusted non-GAAP operating profit will need to be achieved at threshold to be eligible for any award related to the GAAP net revenue component. Also, maximum funding for non-GAAP free cash flow is capped at 150% of target if adjusted non-GAAP operating profit achievement was below target and is capped at 100% of target if adjusted non-GAAP operating profit achievement was below threshold. Maximum and threshold information are not disclosed because such disclosure would result in competitive harm. However, goals are set at levels we believe to be achievable in connection with strong performance.
(2)Interpolated for performance between discrete points. Each individual metric may fund up to 200% of target, and the maximum annual incentive for each executive is capped at 200% of target.
The specific metrics, their linkage to corporate results, and the weighting that was placed on each were chosen because the HRC Committee believed that:
▪Performance against these metrics, in combination, enhances value for stockholders, capturing both the top and bottom line, as well as cash and capital efficiency.
▪A balanced weighting of metrics limits the likelihood of rewarding executives for excessive risk-taking.
▪Different measures avoid paying for the same performance twice.
▪MBOs address a range of important topics, including focus areas on Leadership and Culture, People, and Sustainable Impact, which are important to the long-term success of the Company and shareholders.
For fiscal 2025, the amount each named executive officer earned under the Annual Incentive Plan was calculated as follows:

Target Annual Bonus (as percentage of NEO base salary earned)	X	Financial Performance Metrics (75%)	+	Individual Non-Financial Performance Metric (MBOs) (25%)	=	Annual Incentive Payout

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The following chart sets forth the definition of and rationale for each of the financial performance metrics that was used for the Fiscal 2025 Annual Incentive Plan:

Financial performance metrics	Definition(1)	Rationale for metric

25% GAAP Net Revenue	Net revenue as reported in our Annual Report on Form 10-K for fiscal 2025	Reflects top line financial performance, which is a strong indicator of our long-term ability to drive stockholder value

25% Adjusted Non-GAAP Operating Profit(2)
Non-GAAP operating profit, as defined and reported in our fourth quarter fiscal 2025 earnings press release (of $4.1 billion in fiscal 2025) and further adjusted by excluding bonus, as summarized in footnote (2) below
Reflects operational financial performance, which is directly tied to stockholder value on a short-term basis. Provides stronger alignment with our long-term strategic and financial plans

25% Non-GAAP Free Cash Flow(3)
Net cash provided by operating activities adjusted for net investments in leases from integrated financing and net investments in property, plant, equipment and purchased intangibles as reported in our fourth quarter fiscal 2025 earnings press release and summarized in footnote (3) below
Reflects cash management practices, including working capital and capital expenditures, enabling the Company to pursue opportunities that contribute to long-term stockholder value

(1)For purposes of establishing financial performance results under the Fiscal 2025 Annual Incentive Plan, our financial results, whether reported in accordance with GAAP or a non-GAAP measure, may be further adjusted as permitted by guidelines approved by the HRC Committee at the time of establishing the fiscal 2025 financial goals.
(2)As summarized above, adjusted non-GAAP operating profit is a non-GAAP measure that is defined as GAAP operating profit (of $3.2 billion in fiscal 2025) (i) adjusted to exclude costs of $0.9 billion related to restructuring and other charges, acquisition and divestiture charges, amortization of intangible assets, and certain litigation charges and (ii) further adjusted to exclude bonus. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for GAAP operating profit.
(3)As summarized above, non-GAAP free cash flow is a non-GAAP measure that is defined as net cash provided by operating activities ($3.7 billion in fiscal 2025) adjusted to exclude the impact of net investments in leases from integrated financing ($131 million in fiscal 2025) and net investments in property, plant, equipment and purchased intangibles ($897 million in fiscal 2025). This additional non-GAAP information is not intended to be considered in isolation or as a substitute for net cash provided by operating activities.
Following fiscal 2025, the HRC Committee reviewed performance against the financial metrics and certified the results as follows:
Fiscal 2025 annual incentive performance against financial metrics

Metric	Weight(1)	Target ($ in billions)	Result (2) ($ in billions)	Percentage of target annual incentive funded
GAAP Net Revenue	25.0%	$55.4	$55.0	22.9%
Adjusted Non-GAAP Operating Profit	25.0%	$5.1	$4.8	7.2%
Non-GAAP Free Cash Flow	25.0%	$3.4	$3.3	17.9%
Total	75.0%			48.0% (Adjusted to 39.8%(3))
(1)The financial metrics were equally weighted to account for 75% of the target annual incentive.
(2)The results shown here for annual incentive performance purposes reflect adjustments to the Company's financial results approved by the HRC Committee following completion of fiscal 2025 to exclude the net impact of tariff-related costs from annual and long-term incentive plan calculations. The Committee determined these adjustments were appropriate given the unexpected magnitude of tariff costs arising after the relevant goals had been set. The adjustments reflect the net impact of the tariffs after management’s actions, including significant and swift movement of the Company’s manufacturing and supply chain along with additional cost reductions and price increases intended to mitigate a large portion of the initial gross impact of the tariffs. These adjustments were made in accordance with long-standing guidelines for factors to be considered in adjustments, including tariffs explicitly, which were approved by the Committee in January 2025, concurrent with the approval of fiscal 2025 performance goals.
(3)The HRC Committee also exercised its discretion to reduce the financial performance funding to 39.8% in order to create parity with the bonus plan for the broader group of employees within the Company.

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Fiscal 2025 annual incentive performance against non-financial component (MBOs)
In evaluating the MBO metric for each NEO, the HRC Committee considered the following individual performance and achievements in driving HP’s achievement of key strategic goals.

Individual non-financial performance metric	Definition	Rationale for metric

25% MBOs	Individual strategic goals with focus areas on Leadership and Culture, People, and Sustainable Impact, which are important to the long-term success of the Company	To further drive individual performance and achievement of key strategic goals

Mr. Lores. The HRC Committee determined that Mr. Lores met or exceeded most fiscal 2025 MBOs. Mr. Lores’s leadership enabled the Company to deliver solid revenue growth for the year while navigating a challenging trade environment and cost headwinds. He made progress against the Future of Work strategy and developed the operational capabilities needed to support the company’s growth. Key accomplishments included the following:
▪Continued to make progress on our Future of Work Strategy, with significant advancements across the major strategic areas. Key growth areas collectively grew double digit y/y and represented over a third of our revenue for the year:
—Secured leadership in AI PCs, surpassing traditional PC performance; achieved planned AI PC mix one quarter early and drove double-digit workstation revenue growth.
—Launched Workforce Experience Platform, empowering CIOs with the tools to drive transformation; Workforce Solutions revenue grew double-digit y/y.
—Drove double-digit growth in Consumer Subscriptions and strong adoption of All-in Plan.
—Completed the acquisition of Humane, forming HP IQ—an AI innovation lab advancing an intelligent HP ecosystem.
▪Navigated a highly dynamic and uncertain global trade environment, along with rising component costs and currency headwinds:
—Mitigated tariff impact by accelerating supply chain footprint, implementing pricing actions, and shifting over 30% of manufacturing from China to Southeast Asia and Mexico.
—Introduced digital tools to manage multi-factory operations while maintaining compliance with customer and global trade requirements.
—Exceeded the multi-year Future Ready cost-savings goal, delivering over $2.1 billion in gross annualized run-rate savings by 2025 – well above the initial $1.4 billion target – helping to offset major headwinds and preserving investment capacity for long-term growth.
▪Advanced People Priorities:
—Strengthened the Executive Leadership Team with the hiring and appointment of four new Executive Leadership Team members: Chief People Officer, Chief Strategy and Transformation Officer, President, HP Solutions, and President, Imaging, Printing and Solutions.
—Improved CEO and Division President succession planning through targeted rotations, multi-year development plans, and key appointments.
—Continued investment in high-potential talent to drive future transformation.
Ms. Parkhill. The HRC Committee determined that Ms. Parkhill’s MBO performance was achieved at above target. Ms. Parkhill did an exceptional job mitigating the headwinds brought on by the tariffs, helping to offset the impact through supply chain movement, cost reduction and price increases. Ms. Parkhill is highly regarded for her strong leadership and contributions, including her development of talent within her organization and her strong commitment to driving radical cost reduction and transformational change throughout HP, positively impacting organizational efficiency.
Mr. Cho. The HRC Committee determined that Mr. Cho met and exceeded some of his MBOs but did not achieve certain goals for the year as the Company navigated a challenging external environment. Mr. Cho provided strong overall leadership, including aggressive moves on workforce restructuring, and advancing performance management and employee development within his organization. Mr. Cho is well respected for his passion for technology and strong engagement with our external ecosystem.

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Mr. McQuarrie. The HRC Committee determined that Mr. McQuarrie met and exceeded some of his MBOs but did not achieve certain goals for the year as the Company navigated a challenging external environment. Mr. McQuarrie showed strong leadership on the creation of an operating model change that will drive cost savings and the ability to expand the coverage model for HP, and the cross-functional effort on repricing that helped mitigate the impact of tariffs. Mr. McQuarrie is a well-regarded leader for his energy, his ability to mobilize others, and his commitment to building strong relationships both internally and externally.
Ms. Jacobs. The HRC Committee determined that Ms. Jacob's MBO performance was achieved at above target. Ms. Jacobs successfully managed major changes within her organization, including creating expanded roles and new opportunities for talent and differentiating development within her leadership pipeline. Ms. Jacobs is an experienced and highly valued member of the Executive Leadership Team with practical and business-oriented solutions that effectively drive HP and the Legal organization forward.
Based on the findings of these performance evaluations, the HRC Committee (and, in the case of the CEO, the independent members of the Board) determined performance against MBO metrics for the NEOs as follows:

Named executive officer	Position	Target MBO (%)	MBO actual (%)
Enrique J. Lores	President and CEO	25.0	25.0
Karen Parkhill	Chief Financial Officer	25.0	31.3
Alex Cho	President, Personal Systems	25.0	25.0
David McQuarrie	Chief Commercial Officer	25.0	25.0
Julie Jacobs	Chief Legal Officer and General Counsel	25.0	31.3
Fiscal 2025 annual incentive payout
Based on the level of performance described above against both the financial metrics and MBOs for fiscal 2025, the payouts to the NEOs under the annual incentive plan are listed in the chart below. Total payouts were determined by adding the weighted performance against financial metrics to the weighted performance against the non-financial metrics to determine a total payout as a percentage of the target opportunity for each executive:

		Percentage of target annual incentive funded		Total annual incentive payout
Named executive officer	Position	Financial metrics (%)	Non-financial metrics / MBOs (%)	As % of target annual incentive (%)	Payout ($)
Enrique J. Lores	President and CEO	39.8	25.0	64.8	1,879,925
Karen Parkhill	Chief Financial Officer	39.8	31.3	71.1	911,537
Alex Cho	President, Personal Systems	39.8	25.0	64.8	724,264
David McQuarrie	Chief Commercial Officer	39.8	25.0	64.8	518,600
Julie Jacobs	Chief Legal Officer and General Counsel	39.8	31.3	71.1	568,600

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Long-term incentive compensation design – Fiscal 2025
2025 CEO equity mix

70% PARSUs

30% Time-based RSUs

2025 Other NEOs equity mix

60% PARSUs

40% Time-based RSUs

PARSUs

60%*

40%*	Relative TSR against S&P500: +/- 50%

80% EPS

20% KGAs

*    70% PARSUs and 30% RSUs for the CEO
To motivate and reward our NEOs for their contributions towards achieving our business objectives, long-term incentives comprise the majority of each NEO’s total target compensation opportunity with a total long-term incentive target value for each NEO established by the HRC Committee in early fiscal 2025. The long-term incentives consist of a mix of 70% PARSUs and 30% time-based RSUs for our CEO and a mix of 60% PARSUs and 40% time-based RSUs for our other NEOs, and are linked to EPS, a KGA revenue target, relative TSR, and/or stock price performance. The high proportion of performance-based awards (70% and 60% for our CEO and other NEOs, respectively) reflects our pay-for-performance philosophy. The time-based awards support retention and are linked to stockholder value and stock ownership, which are important goals of our executive compensation program.

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Long-term incentive form	Vesting/Performance period	How payouts are determined	Why we use them

Performance adjusted restricted stock units (PARSUs)	0% to 300% cliff vests at end of three-year performance period	▪80% Adjusted Non-GAAP EPS modified by relative TSR ▪20% KGA revenue See discussion below for additional details.	▪Aligns with our long-term strategic objectives ▪Reflects overall TSR outcomes relative to our competitors

Time based restricted stock units (RSUs)	1/3 of grant vests per year	Share price	▪RSU values directly tie to share price ▪Supports executive retention and alignment with stockholder value

2025 PARSUs
The fiscal 2025 PARSUs cliff-vest based on performance over a three-year performance period ending in fiscal 2027.
EPS Modified by TSR (80%)
The vesting of eighty percent (80%) of the PARSUs is based on achieving an adjusted non-GAAP EPS target, subject to a relative TSR payout modifier.
The EPS target is made up of three annual targets, which roll into a three-year average. At the end of the three-year performance period, a modifier is applied to the payout based on the three-year TSR result against the S&P 500 to align with our stockholders’ experience and stockholder value creation. This modifier can adjust the payout by -50%, 0%, or +50%, with a final maximum payout of 300% of the target PARSUs.
KGAs (20%)
The vesting of the remaining twenty percent (20%) of the fiscal 2025 PARSUs is based on achieving a revenue target for KGAs. The KGAs revenue target is tied to the same fiscal 2026 performance goals that were established for the fiscal 2024 awards and intended to reinforce the importance of achieving our stated fiscal 2026 growth objectives. The final payout is subject to an overall maximum of 300% of the target number of PARSUs.
For 2025, the amount each named executive officer was eligible to earn under the PARSUs was calculated as follows:

Target Grant of PARSUs	X	EPS modified by relative TSR (80%)	+	KGAs (20%)	=	Number of PARSUs vested (0% to 300%)

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These structures are summarized in the chart below:

PARSU Measures	PARSU Measurement Periods	PARSU Goal Scoring

EPS Modified by Relative TSR (80%)	Earnout and vesting at the end of the three-year performance period, subject to continued service

Adjusted Non-GAAP EPS(1) – 80% of the PARSUs	EPS based on three annual targets, set at the beginning of each year, averaged at the end of the three-year performance period(2)	EPS funds payout range from zero to 300% of target PARSUs, based on threshold to maximum achievement(3)
		▪Max ▪Above target ▪Target ▪Below target ▪Threshold ▪Below threshold	300% 200% 100% 50% 25% 0%

Relative TSR vs. S&P 500 – “Payout Modifier”	TSR measured over the full three years from FY25-27	TSR adds 50% if in the top quartile and subtracts 50% if in the bottom quartile (no adjustment from 25th percentile to 75th percentile).
		▪Relative 3-year TSR > S&P 500 75th percentile		+50%
		▪Relative 3-year TSR is equal to or between S&P 500 25th and 75th percentile		No change
		▪Relative 3-year TSR < S&P 500 25th percentile		-50%
		▪Subject to overall 300% of target PARSUs max

KGAs (20%)	Earnout based on defined performance and vesting at the end of three years, subject to continued service

Revenue target for KGAs – 20% of the PARSUs	KGA revenue target based on FY26 results(4)	KGA revenue funds payout range from zero to 300% of target PARSUS, based on threshold to maximum achievement(3)
		▪Max	300%
		▪Above target	200%
		▪Target	100%
		▪Below target	50%
		▪Threshold	25%
		▪Below Threshold	0%
(1)Adjusted non-GAAP EPS for PARSU measurement is calculated using non-GAAP net earnings (as defined and reported in our fourth quarter fiscal 2025 earnings press release (of $3.0 billion in fiscal 2025)). Non-GAAP net earnings is a non-GAAP measure that is defined as GAAP net earnings (of $2.5 billion in fiscal 2025) and excluding costs of $883 million related to restructuring and other charges, acquisition and divestiture charges, amortization of intangible assets, certain litigation charges, (benefits), net and gains of $440 million associated with tax adjustments and non-operating retirement-related credits. Adjustments may be made due to extraordinary items, including legal settlements, tariffs, early payment discounts, inventory levels, the impact of change in accounting or tax policies, unexpected material changes in the corporate tax rates and treatment(s) that impacts the earnings of the business and goodwill impairment, among others. Any considered adjustment will be material, infrequent and would require Committee approval. See footnote (2) on page 62 for additional information. This non-GAAP information is not intended to be considered in isolation or as a substitute for GAAP net earnings.
(2)EPS performance measurement occurs at the end of the year one, year two, and year three performance periods.
(3)Interpolate for performance between discrete points.
(4)KGA performance measurement occurs at the end of fiscal 2026 with vesting subject to continued service through the end of fiscal 2027.

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In November 2025, the HRC Committee determined that fiscal 2025 EPS for fiscal 2025 PARSUs was achieved at 84.7% based on actual PARSU EPS performance of $3.49 (target of $3.60), as adjusted. The final payout will also depend on performance in fiscal 2026 and 2027 along with the three-year relative TSR performance.

Fiscal 2025 PARSUs EPS

	Metric PARSU EPS(1) – 80%			Results
	Fiscal 2025	Fiscal 2026	Fiscal 2027	Average EPS performance	3-year TSR payout modifier	Total PARSU-EPS payout
EPS Target	$3.60	—	—
Achievement	84.7%	—	—	TBD	TBD	TBD

(1)EPS for PARSU measurement is calculated on an adjusted non-GAAP basis. See footnote (1) of the table on page 67 for additional information. Fiscal 2025 results exclude the net impact of tariff-related costs. See footnote (2) on page 62 for additional information.

2025 RSUs
2025 RSUs and related dividend equivalent units vest ratably on an annual basis over three years from the grant date. A three-year vesting period is common in our industry and supports executive retention and alignment with stockholder value.
Fiscal 2025 long-term incentive compensation at target
The following table shows combined total target grant values for outstanding awards attributable to fiscal 2025. These target values represent opportunities to earn future value-based compensation and are not actual earned amounts, which for PARSUs will be determined after the end of the applicable performance period based on continued employment, stock price growth and performance against pre-established performance goals.

Named executive officer	PARSUs	RSUs	Total fiscal 2025 long-term incentive grant
Enrique J. Lores	$14,455,000	$6,195,000	$20,650,000
Karen Parkhill	$4,500,000	$3,000,000	$7,500,000
Alex Cho	$3,660,000	$2,440,000	$6,100,000
David McQuarrie	$3,060,000	$2,040,000	$5,100,000
Julie Jacobs	$2,520,000	$1,680,000	$4,200,000
Values in the “Fiscal 2025 summary compensation table” are different than the target values described in the table above. In the “Fiscal 2025 summary compensation table”, amounts reflect the grant date fair value for the EPS component for Year 1 (2025) and the grant date fair value for the KGA component, for which goals were approved in January 2025, and the grant date fair value for the TSR modifier, consistent with applicable accounting standards. Grant date fair values for the EPS component for Year 2 (2026) and Year 3 (2027) are not included in the “Fiscal 2025 summary compensation table” since EPS goals for those years are approved in their respective fiscal years.
The “Fiscal 2025 summary compensation table” also includes amounts attributable to the EPS components of the fiscal 2024 PARSUs Year 2 (2025) and fiscal 2023 PARSUs Year 3 (2025) for which goals were approved in January 2025.
For more information on grants to the NEOs during fiscal 2025, see “Executive compensation—Executive compensation tables—Grants of plan-based awards in fiscal 2025.”

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Long-term incentive compensation – continuing performance awards from prior fiscal years
2024 PARSUs
The design of the fiscal 2024 PARSUs is consistent with that of the fiscal 2025 PARSUs.
In November 2024, the HRC Committee determined that fiscal 2024 EPS target for fiscal 2024 PARSUs was achieved at 80% based on actual PARSU EPS performance of $3.33 (target of $3.45). In November 2025, the HRC Committee determined that fiscal 2025 EPS target for fiscal 2024 PARSUs was achieved at 84.7% based on actual PARSU EPS performance of $3.49 (target of $3.60), as adjusted. The final payout for fiscal 2024 PARSUs will also depend on EPS performance in fiscal 2026 and the three-year relative TSR performance for eighty percent (80%) of the units, and fiscal 2026 KGA result for twenty percent (20%) of the units.

Fiscal 2024 PARSUs

	Metric PARSU EPS(1) – 80%			Results
	Fiscal 2024	Fiscal 2025	Fiscal 2026	Average EPS performance	3-year TSR payout modifier	Total payout
EPS Target	$3.45	$3.60	—
Achievement	80%	84.7%	—	TBD	TBD	TBD

(1)EPS for PARSU measurement is calculated using non-GAAP net earnings and for fiscal 2024 further adjusted to include bonus at target. Fiscal 2025 results exclude the net impact of tariff-related costs. See footnote (2) on page 62 for additional information.

2023 PARSUs
The design of the fiscal 2023 PARSUs is consistent in all respects with that of the fiscal 2024 PARSUs, except that the fiscal 2023 PARSUs does not include a KGA revenue target performance metric and are based entirely on the EPS performance metric with a TSR modifier.
In November 2023, the HRC Committee determined that fiscal 2023 EPS target for fiscal 2023 PARSUs was achieved at 76% based on actual PARSU EPS performance of $3.21 (target of $3.33). In November 2024, the HRC Committee determined that fiscal 2024 EPS target for fiscal 2023 PARSUs was achieved at 80% based on actual PARSU EPS performance of $3.33 (target of $3.45). The EPS target for fiscal 2025 is the same for the fiscal 2023, fiscal 2024 and fiscal 2025 PARSU awards. As a result, the Year 3 performance level was 84.7% based on PARSU EPS performance of $3.49 in fiscal 2025 (target of $3.60), as adjusted, and as determined by the HRC Committee in November 2025.
The three-year TSR performance for fiscal 2023-2025 was at the 35th percentile relative to the TSR performance of other S&P 500 companies during this period, resulting in no modifier to the three-year average EPS performance result.

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The actual performance achievement for the three-year performance period (i.e., fiscal 2023-2025) for the 2023 PARSUs as of October 31, 2025 is summarized in the table below:

Fiscal 2023 PARSUs

	Metric PARSU EPS(1) – 100%			Results
	Fiscal 2023	Fiscal 2024	Fiscal 2025	Average EPS performance	3-year TSR payout modifier	Total payout
EPS Target	$3.33	$3.45	$3.60
Achievement	76%	80%	84.7%	80.2%	0%	80.2%

(1)EPS for PARSU measurement is calculated using non-GAAP net earnings and for fiscal 2023 and fiscal 2024 further adjusted to include bonus at target . Fiscal 2025 results exclude the net impact of tariff-related costs. See footnote (2) on page 62 for additional information. The payout percentage for attainment at the threshold level was lowered to 25% for fiscal year 2024 and fiscal year 2025 EPS goals.

Fiscal 2026 compensation program
The HRC Committee regularly evaluates ways to improve our executive compensation program. Our ongoing review of executive compensation programs and engagement with stockholders indicate that our fiscal 2025 incentive designs continue to support the Company’s business strategy and compensation philosophy. At the same time, we see opportunities to further increase the long-term incentive program’s performance-orientation with a design that not only reinforces the overall business strategy, but is also sustainable over the long term and more closely aligned with market practices. Changes for fiscal 2026 to our long-term incentive program include the following:

	Fiscal 2025	Fiscal 2026
Changing the metrics used in our PARSUs	Key growth areas revenue - 20% EPS - 80%	EPS - 100%
Decreasing the maximum payout of our PARSUs	300%	200%
Reducing the impact of the TSR modifier	+/-50%	+/-25%
We believe these changes simplify the long-term incentive program and better align with market practices, while improving our ability to drive and reward sustainable performance that will deliver value for our stockholders over time.
For fiscal 2026, the HRC Committee has also decided to eliminate the payout governors in the annual incentive plan. The updated design will maintain rigorous performance goals based on Adjusted Non-GAAP Operating Profit, GAAP Net Revenue and Non-GAAP Free Cash Flow, and better aligns our practices with those of other large technology peers.

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Other compensation-related matters
Benefits
We do not provide our executives, including the NEOs, with special or supplemental defined benefit pension or health benefits. Our NEOs receive health and welfare benefits (including retiree medical benefits, if eligibility conditions are met) under the same programs and subject to the same eligibility requirements that apply to our employees generally.
Benefits under all U.S. pension plans were frozen effective December 31, 2007. Benefits under the Electronic Data Systems (“EDS”) Pension Plan ceased upon HP’s acquisition of EDS in 2008. As a result, no NEO or any other HP employee accrued a benefit under any HP U.S. defined benefit pension plan during fiscal 2025. For fiscal years after the U.S. pension plans and the EDS were frozen, any amounts reported as an increase in pension benefits in the “Fiscal 2025 summary compensation table” are for those NEOs who previously accrued a benefit in a defined benefit pension plan prior to the cessation of accruals and reflect changes in actuarial values only, not additional benefit accruals.
The NEOs, along with other executives whose combined base pay and target annual incentive is in excess of certain limits of the Code or greater than $190,000, are eligible to participate in the 2005 Executive Deferred Compensation Plan (the “EDCP”). This plan is maintained to permit executives to defer some of their compensation in order to also defer taxation on such amounts. This is a standard benefit plan also offered by most of our peer group companies. The EDCP permits deferral of base pay in excess of the amount allowed under the qualified HP 401(k) Plan (the “HP 401(k) Plan”) (the 401(k) deferral limit for calendar 2025 was $23,500) and up to 95% of the annual incentive payable under the 2004 Stock Incentive Plan, the Pay for Results Plan and other eligible plans. In addition, we make a 4% matching contribution to the EDCP on base pay contributions in excess of IRS limits up to a maximum of two times that limit (resulting in a maximum contribution of $14,000 in calendar 2025). This is the same percentage of matching contributions those executives are eligible to receive under the HP 401(k) Plan. In effect, the EDCP permits these executives and all eligible employees to receive a 401(k)-type matching contribution on a portion of base-pay deferrals in excess of IRS limits. Amounts deferred or matched under the EDCP are credited with hypothetical investment earnings based on investment options selected by the participant from among nearly all the proprietary funds available to employees under the HP 401(k) Plan. No amounts earn above-market returns. Benefits payable under the EDCP are unfunded and unsecured.
Executives are also eligible to have a yearly HP-paid medical exam as part of the HP U.S. executive physical program. This includes a comprehensive exam, thorough health assessment and personalized health advice.
Consistent with its practice of not providing any special or supplemental executive defined benefit programs, including arrangements that would otherwise provide special benefits to the family of a deceased executive, in 2011 the HRC Committee adopted a policy that, unless approved by our stockholders pursuant to an advisory vote, we will not enter into a new plan, program or agreement or modify an existing plan, program or agreement with a Section 16 officer (including the NEOs) that provides for payments, grants or awards following the death of the officer in the form of unearned salary or unearned annual incentives, accelerated vesting or the continuation in force of unvested equity grants, perquisites, and other payments or awards made in lieu of compensation, except to the extent that such payments, grants or awards are provided or made available to our employees generally.

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Limited perquisites
We provide a small number of perquisites to our senior executives, including the NEOs. For a list of all perquisites provided to our NEOs for fiscal 2025, please refer to the “Fiscal 2025 all other compensation table” on page 79.
HP maintains one corporate aircraft due to our global presence. For security, safety, effectiveness and efficiency purposes, the Company allows executives to use the corporate aircraft for personal reasons. The CEO is required by the Board to use corporate aircraft for all travel, including personal travel. For any such personal use, the executive is taxed on the value of this usage according to the relevant rules of the Code, including, in the event an executive is accompanied on business travel by a guest or family member on the aircraft for personal reasons (if approved by the CEO or CLO), the value of the guest’s or family member’s usage. We do not provide tax gross-ups for the imputed income attributable to personal use. Among our NEOs, Mr. Lores is the only executive who used the corporate aircraft for personal travel during fiscal 2025.
In addition, we cover the costs of financial counseling, tax preparation and estate planning services for certain of our executives. These services provide these executives with a better understanding of their compensation and benefits and allow them to focus their attention on our future success.
We consider specific personal security measures (for example, security personnel, the installation and maintenance of security measures in and around an executive’s residence or ground transportation on certain trips), as needed to address security concerns arising out of our business, to be appropriate expenses that arise out of the executive’s employment responsibilities and that are necessary to his or her job performance and to ensure the safety of the executive and his or her family. Some of these security measures may be considered personal benefits for purposes of the Summary Compensation Table. The Board and the HRC Committee periodically review and approve the amount and nature of executives’ security expenses.
Termination and change in control protections
The HRC Committee is focused on ensuring that the severance and change of control protections available to our executives are consistent with market practice, provide clarity to prospective and current executives, and will help attract and retain talent. Consistent with this approach, our Section 16 officers (including all of the NEOs) are covered by the Amended and Restated Severance and Long-Term Incentive Change in Control Plan for Executive Officers, as subsequently amended (the “SPEO”). The SPEO is intended to protect our executives and our stockholders and provide a level of transition assistance in the event of an involuntary termination of employment. We have not entered into individual employment agreements or any severance or change in control agreements with our current NEOs.
Severance and Long-Term Incentive Change in Control Plan for Executive Officers
Under the SPEO, participants who incur an involuntary termination (i.e., a termination not for Cause, as defined in the SPEO), and who execute a full and effective release of claims following such termination, are eligible to receive severance benefits in an amount determined as a multiple of base pay, plus the average of either the actual annual incentives paid for the preceding three fiscal years or target bonus if the executive has received less than three full fiscal year annual cash bonuses at his or her seniority level as of immediately prior to such termination. In the case of the NEOs other than the CEO, the multiplier is 1.5. In the case of the CEO, the multiplier is 2.0. In all cases, this benefit will not exceed 2.99 times the sum of the executive’s base pay plus target annual incentive as in effect immediately prior to the termination of employment.
Although most of the compensation for our executives is performance-based and largely contingent upon the achievement of financial goals, the HRC Committee continues to believe that the SPEO is appropriate for the attraction and retention of executive talent. In addition, we find it more equitable to offer severance benefits based on a standard formula for the Section 16 officers (including all of the NEOs) because severance often serves as a bridge when employment is involuntarily terminated and should therefore not be affected by other longer-term accumulations. As a result, and consistent with the practice of our peer group companies, other compensation decisions are not generally tied to the existence of this severance protection.
In addition to the cash benefit, SPEO participants are eligible to receive (1) a pro-rata annual incentive for the year of termination based on actual performance results, at the discretion of the HRC Committee, (2) pro-rata vesting of unvested equity awards (and for performance-based equity awards, only if any applicable performance conditions have been satisfied as of the end of the applicable performance period), and (3) payment of a lump-sum health-benefit stipend in an amount equal to 18 months’ COBRA premiums for continued group medical coverage for the executive and his or her eligible dependents.

2026 Proxy statement	73

Severance benefits in the event of a change in control under the SPEO
The SPEO also includes change in control terms for participants (including our NEOs). The benefits provided for involuntary terminations under the SPEO are also provided in connection with a voluntary termination for Good Reason (as defined in the SPEO) that occurs within 24 months after a change in control (“double trigger”). In addition, the SPEO provides for full vesting of outstanding stock options, RSUs, PCSOs and PARSUs upon involuntary termination not for Cause or voluntary termination for Good Reason within 24 months after a change in control, and in situations where equity awards are not assumed by the surviving corporation (a “modified double trigger”). The SPEO further provides that under either a double trigger or modified double trigger, PARSUs and PCSOs will vest based on actual performance with respect to the awards for which the applicable performance period has ended or target performance with respect to the awards for which the applicable performance period has not ended (with vested PCSOs remaining exercisable for one year following the termination date or, if earlier, by the original expiration date). In addition, in the event of any dispute under the SPEO relating to a participant’s termination of employment within 24 months following a change in control, the Company will reimburse all related legal fees and expenses reasonably incurred by the participant if claims are brought in good faith. We do not provide tax gross ups in connection with terminations, including terminations in the event of a change in control.
2026 Transition and Compensation Decisions
In February 2026, we announced commencement of a CEO transition process, pursuant to which Mr. Lores stepped down as President and CEO and as a member of the Board effective as of the end of the day on February 2, 2026, and Mr. Broussard, a member of the Board, was appointed to serve as Interim CEO.
Mr. Lores was retirement eligible at the time of his departure and received full vesting of his RSUs and pro-rata vesting of PARSUs based on actual performance in accordance with the terms of the applicable award agreements and the other benefits described under the heading “HP retirement arrangements”. Mr. Lores was not eligible to receive any severance benefits in connection with the transition.
In connection with these transition matters, the Board approved Mr. Broussard’s compensation package for his services, pursuant to which Mr. Broussard is eligible to receive fixed monthly cash compensation for his services as interim CEO, as well as a one-time sign-on equity award. Mr. Broussard has continued serving as a member of the Board but, following the transition, does not receive any additional cash or equity compensation for such Board service.
Executive compensation policies
Stock ownership guidelines
Our stock ownership guidelines are designed to align executives’ interests with those of our stockholders and mitigate compensation-related risk. Under our current guidelines, the target stock ownership levels are:

Position	Multiple (within five years of assuming a designated position)
CEO	7 times annual base salary
Other Section 16 officers reporting directly to the CEO	5 times annual base salary

What counts as ownership	What does not count as ownership

▪shares held by the executive directly or through a broker ▪shares held through the HP 401(k) Plan ▪shares held as restricted stock ▪shares underlying time-vested RSUs	▪stock options ▪shares in ongoing PARSU cycles

Our NEOs who have been in their current position for more than five years have met our stock ownership guidelines and our NEOs who have been in their current position for less than five years are on pace to meet the stock ownership guidelines within the allotted time frame.

74	Executive compensation

Prohibition on hedging and pledging and insider trading policy
The HRC Committee has adopted a policy prohibiting all employees, including executive officers, and Directors from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) involving Company securities, including, among other things, short sales and transactions involving publicly traded options. In addition, with limited exceptions, our executive officers are prohibited from holding our securities in margin accounts and from pledging our securities as collateral for loans. We believe that these policies further align our executives’ interests with those of our stockholders.
We have insider trading policies and procedures that govern the purchase, sale and other dispositions of our securities by Directors, officers, employees and contractors, as well as by HP itself. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. A copy of our Insider Trading Policy was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended October 31, 2024.

2026 Proxy statement	75

Policies for recoupment of compensation
HP maintains the “Mandatory Recovery Policy” and the “Clawback Policy”.
The Mandatory Covered Compensation Recovery Policy (the “Mandatory Recovery Policy”), effective October 2, 2023, was adopted in compliance with the rules implemented by the SEC under Dodd-Frank and corresponding NYSE listing standards. The Applicable Compensation Clawback Policy (the “Clawback Policy”) is in addition to the Mandatory Recovery Policy and allows for the clawback of compensation awarded to a Covered Person who committed misconduct, regardless of whether a financial restatement has occurred.

	Mandatory Covered Compensation Recovery Policy	Applicable Compensation Clawback Policy

WHO	Current and former Section 16 officers (“Covered Executives”)	Current and former Section 16 officers and ELT members (collectively, “Covered Persons”)

WHEN	Applies when HP is required to prepare an accounting restatement (including a “Big R” or a “little r” restatement) due to material noncompliance with any federal securities laws
Applies when the HRC Committee (the “Administrator” of the Clawback Policy) determines that any Covered Person committed Misconduct (as defined below), regardless of whether a financial restatement has occurred

WHAT
Any Erroneously Awarded Compensation Received (as such terms are defined below) by a Covered Executive during the applicable three-year lookback period must be forfeited or paid back to HP reasonably promptly.
▪“Erroneously Awarded Compensation” is limited to certain Section 16 officer compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, such as PARSUs, PSCOs and annual incentive plan pay-outs.
▪Compensation must be “Received” (as defined by the NYSE listing standards) on or after the effective date of the applicable NYSE listing standards to be subject to recovery, among other limitations. Compensation is deemed “Received” in HP’s fiscal period during which the financial reporting measure specified in or otherwise relating to the applicable award is attained.
▪Amounts of Erroneously Awarded Compensation are recoverable to the extent they exceed the amount that otherwise would have been granted, vested or paid had such amount been determined based on the applicable restatement, computed on a pre-tax basis.
▪The HRC Committee (the “Administrator” of the Mandatory Recovery Policy) is generally required to pursue (and does not have discretion to waive) recovery in the event of an accounting restatement, except if it determines that recovery is impracticable in accordance with narrow exceptions described in the Mandatory Recovery Policy in accordance with the SEC clawback rule and corresponding NYSE listing standards. Accordingly, whether recovery is sought under the Mandatory Recovery Policy is not dependent on a Covered Executive’s commission of fraud or misconduct or consideration of any other mitigating circumstances, including the relative culpability, if any, of any Covered Executive in the events that gave rise to the triggering accounting restatement.

Recovery and forfeiture of all or a portion of any Applicable Compensation (as defined below) awarded to the Covered Person in, for, or in respect of the fiscal year or performance period in which the act, or failure to act, constituting Misconduct occurred, to the extent such Applicable Compensation vested or was paid or settled in the three years preceding the Administrator’s initial efforts to seek such recovery or to the extent such Applicable Compensation remained unpaid or unvested, regardless of whether the Misconduct resulted in an award or payment greater than what would have been awarded absent Misconduct.
▪The Misconduct definition is based on the Cause definition in the 2004 Stock Incentive Plan.
▪“Applicable Compensation” means compensation received by a Covered Person, whether cash- or equity-based, which may be discretionary, time-based or performance-based, including, without limitation, any cash bonuses or equity-based compensation awarded under the 2004 Stock Incentive Plan, incentive-based compensation, amounts paid or payable under the SPEO, and amounts paid or payable under any other cash bonus or incentive compensation plans determined by the Administrator to be covered by the Clawback Policy, but not including salary or employee retirement or welfare benefits.

76	Executive compensation

Equity grant practices
The HRC Committee generally approves the target value of annual equity awards for the Company’s executive officers, including each of the NEOs, at its meeting in November of each year. Additionally, employees may enroll to purchase shares of the Company’s common stock under the terms of the HP Inc. 2021 Employee Stock Purchase Plan. In special circumstances, including the hiring or promotion of an individual or where the HRC Committee determines it is in the best interest of the Company, the HRC Committee may approve grants of equity awards at other times. The Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of any executive compensation awarded during fiscal 2025.
Accounting and tax effects
The HRC Committee considers all factors that may have an impact on our financial performance when approving our compensation programs, including tax (including Section 162(m) of the Code (“Section 162(m)”)) and accounting rules and regulations. Section 162(m) generally limits our ability to deduct compensation paid to “covered employees” (as defined in the Code) to the extent such compensation exceeds $1 million to such employee in any fiscal year. Although our compensation programs may take into consideration Section 162(m) as a factor, these considerations will not necessarily limit compensation to only amounts that are deductible by us under Section 162(m).
HR and Compensation Committee report on Executive Compensation
The HRC Committee of the Board of HP has reviewed and discussed with management this Compensation discussion and analysis. Based on this review and discussion, it has recommended to the Board that this Compensation discussion and analysis be included in this proxy statement and in the Annual Report on Form 10-K of HP filed for the fiscal year ended October 31, 2025.
HR and Compensation Committee of the Board of Directors*
Stephanie A. Burns, Chair
Bruce Broussard
Chip Bergh
Fama Francisco
Gianluca Pettiti
*    Mr. Broussard, while no longer a member of the HRC Committee, is named below because he participated in the activities described in this report.

2026 Proxy statement	77

Executive compensation tables
Fiscal 2025 summary compensation table
The following table sets forth information concerning the compensation of our NEOs for fiscal 2025, 2024, and 2023, as applicable. Per SEC reporting guidelines, our NEOs for fiscal 2025 include our former President and CEO (Mr. Lores), our CFO (Ms. Parkhill), and the next three most highly compensated individuals serving as executive officers as of the last day of the fiscal year, October 31, 2025 (Mr. Cho, Mr. McQuarrie and Ms. Jacobs).

Name and principal position	Year	Salary(2) ($)	Bonus ($)	Stock awards(3) ($)	Option awards(4) ($)	Non-equity incentive plan compensation(5) ($)	Change in pension value and nonqualified deferred compensation earnings(6) ($)	All other compensation(7) ($)	Total ($)
Enrique J. Lores Former President and CEO	2025	1,450,000	—	19,339,966	—	1,879,925	—	433,921	23,103,812
	2024	1,400,000	—	15,289,708	—	2,380,000	—	290,419	19,360,127
	2023	1,300,000	—	10,148,835	5,714,757	1,989,000	—	305,924	19,458,516
Karen Parkhill(1) Chief Financial Officer	2025	950,000	1,500,000	5,348,986	—	911,537	—	333,070	9,043,593
	2024	230,303	—	14,999,991	—	264,273	—	20,220	15,514,787
Alex Cho Former President, Personal Systems	2025	827,600	—	5,989,624	—	724,264	12,211	55,609	7,609,308
	2024	827,600	—	5,363,227	—	865,877	34,145	39,335	7,130,184
	2023	803,500	—	4,046,599	1,696,667	829,815	—	41,916	7,418,497
David McQuarrie Chief Commercial Officer	2025	800,000	—	4,706,189	—	518,600	—	91,143	6,115,932
	2024	715,000	—	3,329,259	—	589,875	—	61,009	4,695,143
Julie Jacobs Chief Legal Officer & General Counsel	2025	800,000	—	3,994,420	—	568,600	—	61,581	5,424,601
	2024	756,000	—	3,097,499	—	661,500	—	69,892	4,584,891
	2023	700,000	2,000,000	1,851,494	1,002,586	570,500	—	28,496	6,153,076
(1)Ms. Parkhill was hired August 5, 2024. In fiscal 2025 she received a cash signing bonus in the amount of $1,500,000 as an inducement to join HP, 50% of which was paid on the sixth-month anniversary of her start date and the remaining 50% on the one-year anniversary of her start date.
(2)Amounts shown represent base salary earned or paid during the applicable fiscal year, as described under the heading “Executive compensation—Compensation discussion and analysis—Determination of fiscal 2025 executive compensation—2025 base salary.”
(3)The grant date fair value of all stock awards has been calculated in accordance with applicable accounting standards, excluding the effect of estimated forfeitures. In the case of RSUs, the value is determined by multiplying the number of units granted by the closing price of our stock on the grant date. For PARSUs awarded in fiscal 2025, they include both internal (EPS and KGA) goals and the market-related (TSR) performance modifier as described under the heading “Executive compensation—Compensation discussion and analysis—Determination of fiscal 2025 executive compensation—Long-term incentive compensation—Fiscal 2025 awards.” Amounts shown reflect the grant date fair value of the 2025 PARSUs for which the EPS and KGA goals have been established (i.e., EPS goals for fiscal 2025 only and KGA goals for the full performance period) based on the probable outcome of performance conditions related to these PARSUs at the grant date. Consistent with the applicable accounting standards, the grant date fair value of the market-related TSR modifier has been determined using a Monte Carlo simulation model. Further, consistent with applicable accounting standards, grant date fair value reflects the EPS portion of the 2025 PARSU award for Year 1 only, for which goals were approved in January 2025. This value also reflects the grant date fair value of the EPS portion of the 2024 PARSU award for Year 2 (fiscal 2025 EPS) and the EPS portion of the 2023 PARSU award for Year 3 (fiscal 2025 EPS), for which goals were approved in January 2025. The table below sets forth the grant date fair value for the fiscal 2025 EPS portion and the KGA portion of the 2025 PARSUs granted on December 9, 2024, the fiscal 2025 EPS portion of the 2024 PARSUs granted on December 19, 2023, and the fiscal 2025 EPS portion of the 2023 PARSUs granted on December 8, 2022.

78	Executive compensation

Name	Date of original PARSU grant*	Probable outcome of performance conditions grant date fair value ($)**	Maximum outcome of performance conditions grant date fair value ($)**	Market-related component grant date fair value ($)***
Enrique J. Lores	12/9/2024	3,468,666	10,405,998	1,475,245
	12/9/2024	2,601,499	7,804,497
	12/19/2023	3,639,619	10,918,857
	12/8/2022	1,959,931	5,879,793
Karen Parkhill	12/9/2024	1,079,842	3,239,526	459,262
	12/9/2024	809,865	2,429,595
Alex Cho	12/9/2024	878,253	2,634,759	373,535
	12/9/2024	658,690	1,976,070
	12/19/2023	1,057,242	3,171,726
	12/8/2022	581,905	1,745,715
David McQuarrie	12/9/2024	734,294	2,202,882	312,299
	12/9/2024	550,712	1,652,136
	12/19/2023	705,397	2,116,191
	12/8/2022	363,490	1,090,470
Julie Jacobs	12/9/2024	604,701	1,814,103	257,187
	12/9/2024	453,526	1,360,578
	12/19/2023	655,147	1,965,441
	12/8/2022	343,842	1,031,526
*    For purposes of this table, the 2025 PARSUs Year 1 EPS units and 2025 PARSUs KGA units are reflected as separate PARSU grants on their own row (each with an original 12/9/2024 grant date) though both are components of one grant.
**    Amounts shown represent the grant date fair value of the PARSUs subject to the internal EPS and KGA performance goals (i) based on the probable outcome as of the date the goals were set and (ii) based on achieving the maximum level of performance for the performance period beginning in fiscal 2025. The grant date fair value of the 2025 PARSUs Year 1 EPS units and 2025 PARSUs KGA units awarded on December 9, 2024, 2024 PARSUs Year 2 EPS units awarded on December 19, 2023 and 2023 PARSUs Year 3 EPS units awarded on December 8, 2022 was $32.80 per unit, which was the closing share price of our common stock on January 30, 2025 when the EPS and KGA goals were approved. The values of the 2024 PARSUs Year 2 and Year 3 EPS units will not be available until the applicable EPS goals are established and approved in January 2026 and January 2027, respectively, and therefore are not included for fiscal 2025, but will be included for their respective fiscal years.
***    Amounts shown represent the grant date fair value of PARSUs subject to the market-related TSR modifier of the 2025 PARSUs Year 1 EPS units, for which expense recognition is not subject to probable or maximum outcome assumptions. The grant date fair value of the market-related TSR modifier of the PARSUs granted December 9, 2024 was $4.65 per unit, which was determined using a Monte Carlo simulation model. The significant assumptions used in this simulation model were a volatility rate of 33.95%, a risk-free interest rate of 4.01%, and a simulation period of 2.89 years.
For information on the assumptions used to calculate the grant date fair value of the awards, refer to Note 5 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2025, as filed with the SEC on December 10, 2025.
(4)The grant date fair value of PCSO awards has been calculated in accordance with applicable accounting standards, excluding the effect of estimated forfeitures, using a combination of a Monte Carlo simulation model and a lattice model, as these awards contain market conditions. For information on the assumptions used to calculate the grant date fair value of the awards, refer to Note 5 of our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2025, as filed with the SEC on December 10, 2025.
(5)Amounts shown represent payouts under the annual incentive plan (amounts earned during the applicable fiscal year but paid after the end of that fiscal year), as described under the heading “Executive compensation—Compensation, discussion and analysis-Determination of fiscal 2025 executive compensation—2025 annual incentives.”
(6)Amounts shown represent the increase in the actuarial present value of NEO pension benefits during the applicable fiscal year. As described in more detail under the heading “Narrative to the fiscal 2025 pension benefits table” below, pension accruals have generally ceased for all NEOs, and NEOs hired after the dates that pension accruals ceased are not eligible to participate in any U.S. defined benefit pension plan. The only exception for the NEOs listed above is Mr. Cho who participates in the International Retirement Guarantee (IRG), which is provided to a small, closed group of employees who have transferred between countries with pension/retirement indemnity plans. Mr. Cho will not accrue additional benefits under the IRG unless he transfers outside of the U.S. with HP for an extended period of time. Accordingly, the amounts reported for the NEOs do not reflect additional accruals but reflect the passage of one more year from the prior present value calculation, Deferred Profit-Sharing Plan returns, and changes in other actuarial assumptions. The assumptions used in calculating the changes in pension benefits are described in footnote (3) to the “Fiscal 2025 pension benefits table.” No HP plan provides for above-market earnings on deferred compensation amounts, so the amounts reported in this column do not reflect any such earnings.
(7)The amounts shown are detailed in the “Fiscal 2025 all other compensation table” below.

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Fiscal 2025 all other compensation table
The following table provides additional information about the amounts that appear in the “All other compensation” column in the “Fiscal 2025 summary compensation table” above.

Name	401(k) company match(1) ($)	NQDC company match(2) ($)	Mobility program(3) ($)	Security services/ systems(4) ($)	Personal aircraft usage(5) ($)	Miscellaneous(6) ($)	Total AOC ($)
Enrique J. Lores	14,000	13,800	3,168	48,021	285,103	69,829	433,921
Karen Parkhill	14,000	—	253,800	47,330	—	17,940	333,070
Alex Cho	10,000	13,800	—	—	—	31,809	55,609
David McQuarrie	14,000	13,800	—	—	—	63,343	91,143
Julie Jacobs	14,000	13,800	—	—	—	33,781	61,581
(1)Represents matching contributions made under the HP 401(k) Plan for fiscal 2025.
(2)Represents matching contributions credited during fiscal 2025 under the EDCP with respect to the 2024 calendar year of that plan.
(3)For Mr. Lores, the amount represents expenses incurred for business travel tax services provided under the FCT Business Travel Program. For Ms. Parkhill, the amount represents a cash mobility premium paid under the company relocation program.
(4)Represents home security services provided to the NEOs and, consistent with SEC guidance, the aggregate incremental cost associated with these services is reported here as a perquisite. For the CEO we provided residential security systems based on a home security evaluation done previously and for the CFO, we provided a home security evaluation in fiscal 2025. At times, we may provide security for the NEOs as needed to address security concerns arising out of our business, which may include personal security services provided during business-related travel and at business facilities. We consider personal security measures to be appropriate expenses that arise out of the executive’s employment responsibilities and that are necessary to his or her job performance and to ensure the safety of the executive and his or her family. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit. The Board and the HRC Committee periodically review and approve the amount and nature of executive officers’ security expenses.
(5)Represents the value of personal usage of HP corporate aircraft. For purposes of reporting the aggregate incremental cost to HP of such personal usage in this table, we use data provided by an outside firm to calculate the hourly cost of operating the Company’s aircraft. These costs include the cost of fuel, maintenance, landing and parking fees, crew, security for crew, as needed, catering and supplies. For trips by NEOs that involve mixed personal and business usage, we include the aggregate incremental cost of such personal usage (i.e., the excess of the cost of the actual trip over the cost of a hypothetical trip without the personal usage). For income tax purposes, the amounts included in NEO income are calculated based on the standard industry fare level valuation method. No tax gross ups are provided for this imputed income.
(6)Includes other amounts paid either directly to the executives or on their behalf, including financial counseling, tax preparation and estate planning services, as discussed further in “Compensation discussion and analysis.” For Mr. Lores, the amount includes $10,648 for personal ground transportation expenses incurred while on business trips, $17,983 for financial counseling services, $40,905 for personal expenses incurred while on business-related trips like the President’s Awards and Ferrari HP-sponsored events, and $293 for miscellaneous gifts. For Ms. Parkhill, the amount includes $1,328 for financial counseling services, $15,455 for personal expenses incurred while on business-related trips, and $192 miscellaneous gifts. For Mr. Cho, the amount includes $18,000 for financial counseling services and $3,000 for estate planning services, $6,920 for personal expenses incurred while on business-related trips, and $3,769 for executive physicals. For Mr. McQuarrie, the amount includes $18,000 for financial counseling services, $5,000 for executive physicals, $39,749 for personal expenses incurred while on business-related trips , and $469 for miscellaneous gifts. For Ms. Jacobs, the amount includes $18,000 for financial counseling services, $5,000 for executive physicals, and $10,781 for personal expenses incurred while on business-related trips. For Ms. Parkhill, Mr. Cho, and Mr. McQuarrie, their amounts also include $965, $120, and $125, respectively, for the wellness incentive. All U.S. employees are eligible to receive the wellness incentive.

80	Executive compensation

Grants of plan-based awards in fiscal 2025
The following table provides information on annual incentive awards for fiscal 2025 and awards of RSUs and PARSUs granted during fiscal 2025 as a part of our long-term incentive program:

Name	Grant date	Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards: number of shares of stock or units(3) (#)	Grant- date fair value of stock awards(2) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Enrique J. Lores
Annual Incentive		29,000	2,900,000	5,800,000
RSU	12/9/2024							169,959	6,195,006
PARSU (EPS)	12/9/2024				26,438	105,752	317,256		4,943,911
PARSU (KGA)	12/9/2024				19,829	79,314	237,942		2,601,499
PARSU	12/19/2023				27,741	110,964	332,892		3,639,619
PARSU	12/8/2022				14,939	59,754	179,262		1,959,931
Karen Parkhill
Annual Incentive		12,825	1,282,500	2,565,000
RSU	12/9/2024							82,305	3,000,017
PARSU (EPS)	12/9/2024				8,231	32,922	98,766		1,539,104
PARSU (KGA)	12/9/2024				6,173	24,691	74,073		809,865
Alex Cho
Annual Incentive		11,173	1,117,260	2,234,520
RSU	12/9/2024							66,941	2,439,999
PARSU (EPS)	12/9/2024				6,694	26,776	80,328		1,251,788
PARSU (KGA)	12/9/2024				5,021	20,082	60,246		658,690
PARSU	12/19/2023				8,058	32,233	96,699		1,057,242
PARSU	12/8/2022				4,435	17,741	53,223		581,905
David McQuarrie
Annual Incentive		8,000	800,000	1,600,000
RSU	12/9/2024							55,967	2,039,997
PARSU (EPS)	12/9/2024				5,597	22,387	67,161		1,046,593
PARSU (KGA)	12/9/2024				4,198	16,790	50,370		550,712
PARSU	12/19/2023				5,377	21,506	64,518		705,397
PARSU	12/8/2022				2,771	11,082	33,246		363,490
Julie Jacobs
Annual Incentive		8,000	800,000	1,600,000
RSU	12/9/2024							46,091	1,680,017
PARSU (EPS)	12/9/2024				4,609	18,436	55,308		861,888
PARSU (KGA)	12/9/2024				3,457	13,827	41,481		453,526
PARSU	12/19/2023				4,994	19,974	59,922		655,147
PARSU	12/8/2022				2,621	10,483	31,449		343,842

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(1)Amounts represent the range of possible cash payouts for fiscal 2025 annual incentive awards under the 2004 Stock Incentive Plan based upon annual salary, as described under the heading “Executive compensation—Compensation discussion and analysis—Determination of fiscal 2025 executive compensation—2025 annual incentives.” A prorated annual incentive payout is discretionary for retirement-eligible employees.
(2)For the fiscal 2023, 2024 and 2025 PARSUs, amounts represent the range of shares that may be released at the end of the three-year vesting period applicable to the PARSUs assuming achievement of threshold, target, or maximum performance. For the fiscal 2025 PARSUs year 1, fiscal 2024 PARSUs year 2, and fiscal 2023 PARSUs year 3, fiscal 2025 EPS units are reflected in this table, including the grant date fair value of the market-related TSR goal modifier of the fiscal 2025 PARSUs, for which expense recognition is not subject to probable or maximum outcome assumptions. If our average three-year performance for EPS, modified by relative TSR performance, as applicable, is below threshold for the vesting period, no shares will be released based on the terms of the program. Similarly, for the KGA component of fiscal 2025 PARSUs, if performance is below threshold by the end of the performance period, no shares will be released based on the terms of the program. Fiscal 2025 PARSU (EPS) and fiscal 2025 PARSU (KGA) are two components of one grant award. For additional details, see the discussion of PARSUs under the heading “Executive compensation—Compensation discussion and analysis—Determination of fiscal 2025 executive compensation—Long-term incentive compensation—Fiscal 2025 awards—2025 PARSUs.”
(3)RSUs vest as to one-third of the units on each of the first three anniversaries of the grant date, subject to continued service through the applicable vesting date.
Outstanding equity awards at 2025 fiscal year-end
The following table provides information on stock and option awards held by the NEOs as of October 31, 2025

Name	Option awards							Stock awards
	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)		Option exercise price(3) ($)	Option expiration date(4)	Number of shares or units of stock that have not vested(5) (#)	Market value of shares or units of stock that have not vested(6) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(7) (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(6) ($)
Enrique J. Lores	637,460		—	—		23.68	12/6/2030	370,577	10,253,800	438,644	12,137,279
	—		—	332,362	(2)	37.29	12/6/2031
	105,750	(1)	—	211,501		28.48	12/7/2032
Karen Parkhill	—		—	—		—	—	406,061	11,235,709	32,921	910,924
Alex Cho	86,569		—	—		23.68	12/6/2030	157,850	4,367,699	123,473	3,416,498
	—		—	109,205	(2)	37.29	12/6/2031
	125,586	(1)	—	62,793		28.48	12/7/2032
David McQuarrie	86,364		—	—		17.37	10/30/2029	135,754	3,756,318	86,902	2,404,578
	78,451	(1)	—	39,226		28.48	12/7/2032
Julie Jacobs	74,210	(1)	—	37,106		28.48	12/7/2032	101,728	2,814,808	78,355	2,168,083
(1)These option awards vest in three tranches, provided: (i) the performance hurdle for the first tranche has been met within three years from the grant date, (ii) the performance hurdle for the second tranche has been met within four years from the grant date, and (iii) the performance hurdle for the third tranche has been met within five years from the grant date. The second performance hurdle applicable to this option award was achieved in fiscal 2025 and such option award vested as to one-third of the options on the second anniversary of December 8, 2022, the grant date.
(2)These option awards vest in three tranches, provided: (i) the performance hurdle for the first tranche has been met within two years from the grant date, (ii) the performance hurdle for the second tranche has been met within four years from the grant date, and (iii) the performance hurdle for the third tranche has been met within five years from the grant date. The second tranche of this option award was forfeited in early fiscal 2026 due to not meeting the stock price hurdle within the 4-year performance period.

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(3)Option exercise prices are the fair market value of our stock on the grant date.
(4)All options have a ten-year term.
(5)The amounts in this column include shares underlying dividend equivalent units credited with respect to outstanding stock awards through October 31, 2025. The release dates and release amounts for all unvested stock awards are as follows, assuming continued service and satisfaction of any applicable financial performance conditions:
▪Mr. Lores: December 7, 2025 (176,140 shares plus accrued dividend equivalent shares); December 7, 2026 (116,099 shares plus accrued dividend equivalent shares); December 7, 2027 (56,653 shares plus accrued dividend equivalent shares).
▪Ms. Parkhill: On December 7, 2025 (27,435 shares plus accrued dividend equivalent shares); August 5, 2026 (152,672 shares plus accrued dividend equivalent shares); December 7, 2026 (27,435 shares plus accrued dividend equivalent shares); August 5, 2027 (152,672 shares plus accrued dividend equivalent shares); December 7, 2027 (27,435 shares plus accrued dividend equivalent shares).
▪Mr. Cho: December 7, 2025 (76,903 shares plus accrued dividend equivalent shares); December 7, 2026 (49,175 shares plus accrued dividend equivalent shares); December 7, 2027 (22,314 shares plus accrued dividend equivalent shares).
▪Mr. McQuarrie: November 1, 2025 (17,954 shares plus accrued dividend equivalent shares); December 7, 2025 (53,899 shares plus accrued dividend equivalent shares); December 7, 2026 (36,578 shares plus accrued dividend equivalent shares); December 7, 2027 (18,656 shares plus accrued dividend equivalent shares).
▪Ms. Jacobs: December 7, 2025 (48,394 shares plus accrued dividend equivalent shares); December 7, 2026 (32,009 shares plus accrued dividend equivalent shares); December 7, 2027 (15,364 shares plus accrued dividend equivalent shares).
(6)Value calculated based on the $27.67 closing price of our stock on October 31, 2025.
(7)The amounts in this column include the amounts of PARSUs granted in fiscal 2024 (KGA Units and Year 1 and Year 2 EPS units) and fiscal 2025 (KGA units and Year 1 EPS units). The EPS units for PARSUs granted in fiscal 2024 are reported based on target (100%) performance, the EPS units for PARSUs granted in fiscal 2025 are reported based on below target (50%) performance and the KGA units for PARSUs granted in fiscals 2024 and 2025 are based on threshold (25%) performance. Actual payout will be based on achievement of performance goals at the end of the three-year vesting period. For additional details, see the discussion of PARSUs under the heading “Executive compensation—compensation discussion and analysis—Determination of fiscal 2024 executive compensation—Long-term incentive compensation—Fiscal 2025 awards—2025 PARSUs.”
Option exercises and stock vested in fiscal 2025
The following table provides information about options exercised and stock awards vested for the NEOs during the fiscal year ended October 31, 2025:

	Option awards		Stock awards(2)
Name	Number of shares acquired on exercise (#)	Value realized on exercise(1) ($)	Number of shares acquired on vesting (#)	Value realized on vesting(3) ($)
Enrique J. Lores	105,751	846,868	329,595	10,566,684
Karen Parkhill	—	—	158,523	3,971,001
Alex Cho	—	—	127,408	4,207,012
David McQuarrie	—	—	95,692	3,212,496
Julie Jacobs	—	—	191,630	5,464,890
(1)Represents the amounts realized based on the difference between the market price of HP common stock on the date of exercise and the exercise price.
(2)Includes PARSUs, RSUs, and accrued dividend equivalent units.
(3)Represents the amounts realized based on the fair market value of our stock on the performance period end date for PARSUs (October 31, 2025) and on the vesting date for RSUs and accrued dividend equivalent shares. Fair market value is determined based on the closing price of our stock on the applicable performance period end/vesting date.

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Fiscal 2025 pension benefits table
The following table provides information about the present value of accumulated pension benefits payable to each NEO:

Name	Plan name(2)	Number of years of credited service (#)	Present value of accumulated benefit(3) ($)	Payments during last fiscal year ($)
Enrique J. Lores(1)	—	—	—	—
Karen Parkhill(1)	—	—	—	—
Alex Cho	RP	7.6	69,269	—
	EBP	7.6	9	—
	IRG	30.3	126,581	—
David McQuarrie(1)	—	—	—	—
Julie Jacobs(1)	—	—	—	—
(1)Mr. Lores, Ms. Parkhill, Ms. Jacobs and Mr. McQuarrie are not eligible to receive benefits under any defined benefit pension plan because we ceased benefit accruals under all of our U.S.-qualified defined benefit pension plans prior to the commencement of their employment with HP in the U.S.
(2)The “RP” and the “EBP” are the qualified HP Retirement Plan and the non-qualified HP Excess Benefit Plan, respectively. All benefits are frozen under these plans. The RP has been merged into the HP Inc. Pension Plan (formerly known as the Hewlett-Packard Company Retirement Plan). The “IRG” is the International Retirement Guarantee which is a nonqualified plan covering certain highly compensated international transfers.
(3)The present value of accumulated benefits is shown at the age 65 unreduced retirement age for the RP, the EBP and the IRG using the assumptions under Accounting Standards Codification (ASC) Topic 715-30 Defined Benefit Plans—Pension (“ASC Topic 715-30”) for the fiscal 2025 year-end measurement (as of October 31, 2025). The present value is based on a discount rate of 5.36% for the RP, 4.40% for the EBP and 4.29% for the IRG, lump sum interest rates of 4.10% for the first five years, 5.10% for the next 15 years and 5.90% thereafter, and applicable mortality for lump sums with the respective mortality improvement scale applied for future years. As of October 31, 2024 (the prior measurement date), the ASC Topic 715-30 assumptions included a discount rate of 5.30% for the RP, 4.78% for the EBP, and 4.76% for the IRG, lump sum interest rates of 4.60% for the first five years, 5.20% for the next 15 years and 5.60% thereafter, and applicable mortality for lump sums with the respective mortality improvement scale applied for future years.
Narrative to the fiscal 2025 pension benefits table
No NEO currently accrues a benefit under any qualified or non-qualified defined benefit pension plan because we ceased benefit accruals in all our U.S.-qualified defined benefit pension plans (and their non-qualified plan counterparts) in prior years. In the case of Mr. Cho, his IRG benefit is based on the U.S. retirement program and since the U.S. pension plans are frozen there is no accrual under that plan. Benefits previously accrued by Mr. Cho under the RP, EBP and IRG are payable to him following termination of employment, subject to the terms of the applicable plans.

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Terms of the HP Retirement Plan (RP) and HP Excess Benefit Plan (EBP)
Mr. Cho earned benefits under the RP and the EBP based on pay and service prior to 2006. The RP is a traditional defined benefit plan that provided a benefit based on years of service and the participant’s “highest average pay rate,” reduced by a portion of Social Security earnings. “Highest average pay rate” was determined based on the 20 consecutive fiscal quarters when pay was the highest. Pay for this purpose included base pay and bonus, subject to applicable IRS limits. Benefits under the RP may be taken in one of several different annuity forms or in an actuarially equivalent lump sum. When an EBP participant terminates employment, the benefit liability is transferred to the EDCP, where an account is established for the participant. That account is then credited with hypothetical investment earnings (gains or losses) based upon the investment election made by participants from among investment options similar to those offered under the HP 401(k) Plan. There is no formula that would result in above-market earnings or payment of a preferential interest rate on this benefit. At the time of distribution, amounts representing EBP benefits are paid from the EDCP in a lump sum or installment form, according to pre-existing elections made by those participants, except that participants with a small benefit or who have not qualified for retirement status (generally, age 55 or older with at least 15 years of continuous service since the last hire date; but for deferrals made beginning in 2023 and in future years, age 55 or older with attainment of at least 70 points (with “points” generally defined as the sum of the participant’s age plus total years of service)) are paid their EBP benefit in January of the year following their termination, subject to any delay required by Section 409A of the Code.
Terms of the International Retirement Guarantee (IRG)
Employees who transferred internationally at the Company’s request prior to 2000 were put into an international umbrella plan. This plan determines the country of guarantee which is generally the country in which an employee has spent the longest portion of his HP career. For Mr. Cho, the country of guarantee is currently the U.S. The IRG determines the present value of a full career benefit for Mr. Cho under the HP sponsored retirement benefit plans that applied to employees working in the U.S., and U.S. Social Security (since the U.S. is his country of guarantee) then offsets the present value of the retirement benefits from plans and social insurance systems in the countries in which he earned retirement benefits (France and the U.S.) for his total period of HP employment. The net benefit value is payable as a single lump sum amount as soon as practicable after termination or retirement, subject to any delay required by Section 409A of the Code. This is a nonqualified retirement plan.
Fiscal 2025 non-qualified deferred compensation table
The following table provides information about contributions, earnings, withdrawals, distributions, and balances under the EDCP:

Name	Executive contributions in last FY(1) ($)	Registrant contributions in last FY(2) ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions(3) ($)	Aggregate balance at last FYE(4) ($)
Enrique J. Lores	825,000	13,800	1,333,805	291,864	9,902,740
Karen Parkhill	11,680	—	1,074	—	12,754
Alex Cho	638,581	13,800	66,870	—	1,390,889
David McQuarrie	135,275	13,800	84,434	117,556	596,162
Julie Jacobs	14,000	13,800	10,598	—	82,931
(1)The amounts reported here as “Executive contributions in last FY” are reported as compensation to such NEO in the “Salary” and “Non-equity incentive plan compensation” columns in the “Fiscal 2025 summary compensation table” above.
(2)The amounts reported here as “Registrant contributions in last FY” are reported as compensation to such NEO in the “All other compensation” column in the “Fiscal 2025 summary compensation table.” The contributions reported here as “Registrant contributions in last FY” were made in fiscal 2025 with respect to calendar year 2024 participant base pay deferrals. During fiscal 2025, the NEOs were eligible to receive a 4% matching contribution on base pay deferrals that exceeded the IRS limit that applies to the qualified HP 401(k) Plan up to a maximum of two times that limit.
(3)The distributions reported here were made pursuant to participant elections made prior to the time that the amounts were deferred in accordance with plan rules.
(4)Of these balances, the following amount was reported as compensation to such NEO in the “Summary compensation table” in prior proxy statements: Mr. Lores $5,554,301, Ms. Parkhill $0, Mr. Cho $641,360, Mr. McQuarrie $128,150 and Ms. Jacobs $0 . The information reported in this footnote is provided to clarify the extent to which amounts payable as deferred compensation represent compensation reported in our prior proxy statements, rather than additional earned compensation.

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Narrative to the fiscal 2025 non-qualified deferred compensation table
HP sponsors the EDCP, a non-qualified deferred compensation plan that permits eligible U.S. employees to defer base pay in excess of the amount taken into account under the qualified HP 401(k) Plan and bonus amounts of up to 95% of the annual incentive bonus payable under the 2004 Stock Incentive Plan, the Pay for Results Plan and other eligible plans. In addition, a matching contribution is available under the plan to eligible employees. The matching contribution applies to base pay deferrals of compensation above the IRS limit that applies to the qualified HP 401(k) Plan, up to a maximum of two times that compensation limit (matching contributions made in fiscal 2025 pertained to base pay from $350,000 during calendar year 2024). During fiscal 2025, participants in the EDCP, including the NEOs, were eligible for a matching contribution of up to 4% on base pay contributions in excess of the IRS limit, up to a maximum of two times that limit as noted above.
Upon becoming eligible for participation or during the annual enrollment period, employees must specify the amount of base pay and/or the percentage of bonus to be deferred, as well as the time and form of payment. If termination of employment occurs before eligibility for retirement (at least age 55 with at least 15 years of continuous service for deferral elections made prior to the January 2023 plan year, or at least age 55 with the attainment of at least 70 points (with “points” generally defined as the sum of the participant’s age plus total years of service) for deferral elections made during the January 2023 plan year and thereafter), distribution is made in the form of a lump sum in January of the year following the year of termination, subject to any delay required under Section 409A of the Code. At retirement (or earlier, if properly elected), benefits are paid according to the distribution election made by the participant at the time of the deferral election, subject to any delay required under Section 409A of the Code. As of the end of fiscal 2025, Mr. Lores was the only NEOs who was retirement eligible. In the event of death, the remaining vested EDCP account balance will be paid to the designated beneficiary, or otherwise in accordance with the EDCP provisions, in a single lump-sum payment in the month following the month of death.
Amounts deferred or credited under the EDCP are credited with hypothetical investment earnings based on participant investment elections made from among the investment options available under the HP 401(k) Plan. Accounts maintained for participants under the EDCP are not held in trust, and all such accounts are subject to the claims of general creditors of HP. No amounts are credited with above-market earnings.

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Potential payments upon termination or change in control
The amounts in the following table estimate potential payments due if an NEO had terminated employment with HP effective October 31, 2025 under each of the circumstances specified below. These amounts are in addition to benefits generally available to U.S. employees upon termination of employment, such as distributions from the retirement plans and the HP 401(k) Plan and payment of accrued vacation where required. Mr. Lores stepped down as President and CEO and as a member of the Board effective as of the end of the day on February 2, 2026. Mr. Lores did not receive any cash severance in connection with his resignation and, because he was retirement eligible at the time of his resignation, his outstanding equity became vested consistent with the retirement treatment set forth in the applicable award agreements and described in the table below and under the heading “HP retirement arrangements”.

		Long term incentive programs(5)
Name	Termination scenario	Total(3)	Severance(4)	Stock options	Restricted stock units	PARSUs
Enrique J. Lores(1)	For Cause	$—	$—	$—	$—	$—
	Disability	$32,126,552	$—	$—	$10,253,860	$21,872,692
	Voluntary/Retirement	$21,177,976	$—	$—	$10,253,860	$10,924,116
	Death	$32,126,552	$—	$—	$10,253,860	$21,872,692
	Not for Cause	$28,279,670	$7,101,694	$—	$10,253,860	$10,924,116
	Change in Control	$39,228,246	$7,101,694	$—	$10,253,860	$21,872,692
Karen Parkhill	Voluntary/For Cause	$—	$—	$—	$—	$—
	Disability	$14,651,764	$—	$—	$11,235,709	$3,416,055
	Retirement	$—	$—	$—	$—	$—
	Death	$14,651,764	$—	$—	$11,235,709	$3,416,055
	Not for Cause	$9,681,203	$3,385,752	$—	$5,156,747	$1,138,704
	Change in Control	$18,037,516	$3,385,752	$—	$11,235,709	$3,416,055
Alex Cho(2)	Voluntary/For Cause	$—	$—	$—	$—	$—
	Disability	$10,312,183	$—	$—	$4,367,699	$5,944,484
	Retirement	$—	$—	$—	$—	$—
	Death	$10,312,183	$—	$—	$4,367,699	$5,944,484
	Not for Cause	$7,636,001	$2,486,943	$—	$2,112,192	$3,036,866
	Change in Control	$12,799,126	$2,486,943	$—	$4,367,699	$5,944,484
David McQuarrie	Voluntary/For Cause	$—	$—	$—	$—	$—
	Disability	$8,191,681	$—	$—	$3,756,318	$4,435,363
	Retirement	$—	$—	$—	$—	$—
	Death	$8,191,681	$—	$—	$3,756,318	$4,435,363
	Not for Cause	$6,249,422	$2,038,603	$—	$2,028,182	$2,182,637
	Change in Control	$10,230,284	$2,038,603	$—	$3,756,318	$4,435,363
Julie Jacobs	Voluntary/For Cause	$—	$—	$—	$—	$—
	Disability	$6,689,742	$—	$—	$2,814,808	$3,874,934
	Retirement	$—	$—	$—	$—	$—
	Death	$6,689,742	$—	$—	$2,814,808	$3,874,934
	Not for Cause	$5,408,630	$2,136,044	$—	$1,326,915	$1,945,671
	Change in Control	$8,825,786	$2,136,044	$—	$2,814,808	$3,874,934
(1)Mr. Lores stepped down as President and CEO and as a member of the Board effective as of the end of the day on February 2, 2026.
(2)Mr. Cho stepped down from his position as President, Personal Systems effective November 1, 2025.
(3)Total does not include amounts earned or benefits accumulated due to continued service by the NEO through October 31, 2025, including vested stock options, PCSOs, RSUs, PARSUs, accrued retirement benefits, and vested balances in the EDCP, as those amounts are detailed in the preceding tables.

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(4)The amounts reported are the cash benefits payable in the event of a qualifying termination under the SPEO: for the CEO, 2x multiple of base pay plus either the average of the actual annual incentives paid for the preceding three years, or target bonus if the CEO has received an annual incentive for less than three full years at the CEO level by the end of the fiscal year; for other NEOs, 1.5x multiple of base pay plus either the average of the actual annual incentives paid for the preceding three years, or target bonus if the NEO has received an annual incentive for less than three full years at his or her current seniority level by the end of the fiscal year; and 18 months’ COBRA premiums for continued group medical coverage for the NEOs and their eligible dependents, based on the cost of premiums under our group health plans as of October 31, 2025. In addition, each NEO would be eligible to receive a pro-rata cash bonus based on actual performance (in the event of a qualifying termination outside of the context of a change in control) or based on target performance (in the event of a qualifying termination within 24 months of a change in control); such amounts have not been included in this column.
(5)Upon an involuntary termination not for cause, covered executives receive pro-rata vesting on unvested equity awards as discussed under the heading “Executive compensation—Compensation discussion and analysis—Termination and change in control protections—Severance and Long-Term Incentive Change in Control Plan for Executive Officers.” Full vesting of PARSUs based on performance at target levels (to the extent that the actual performance period has not been completed) and RSUs applies in the event of a termination due to death or disability for all grant recipients. Full vesting of RSUs (other than RSUs granted under retention agreements on or after June 25, 2019) and pro-rata vesting of PARSUs based on actual performance applies in the event of a termination due to retirement for all grant recipients. For Ms. Parkhill’s RSUs that were granted in August 2024, the HRC Committee approved as part of the terms of Ms. Parkhill’s job offer full vesting of the tranche that would have vested on the first vesting date following her termination of employment, provided the termination was involuntary and not for cause. Any other RSUs that are unvested as of the date of Ms. Parkhill’s involuntary not for cause termination shall be forfeited and cancelled. To calculate the value of unvested PARSUs for purposes of this table, target performance is used unless the performance period has been completed and the results have been recorded as of October 31, 2025. No TSR modifier was applied to such values. Full vesting of unvested PCSOs applies in the event of a termination due to death or disability for all grant recipients and continued vesting for those who are retirement eligible. With respect to the treatment of equity in the event of a change in control of HP, the information reported reflects the SPEO-approved change in control terms for our NEOs. As of the end of fiscal 2025, only Mr. Lores was retirement eligible. Since Mr. Lores was retirement eligible, amounts included in the event of his voluntary termination include the values of equity awards that vest upon retirement. Values are calculated based on the $27.67 closing price of our stock on October 31, 2025, and for stock options, amounts are based on the difference between such closing price and the exercise price (which may be zero if the options are “underwater”).
Narrative to the potential payments upon termination or change in control table
HP severance plan for executive officers
An executive will be deemed to have incurred a qualifying termination for purposes of the SPEO if he or she is involuntarily terminated without Cause and executes a full release of claims in a form satisfactory to HP promptly following termination. For purposes of the SPEO, “Cause” means an executive’s: (1) conviction of, or plea of guilty or nolo contendere to, a felony under federal law or the law of the state in which such action occurred; (2) willful and deliberate failure in the performance of the executive’s duties in any material respect; (3) willful misconduct that results in material harm to HP; or (4) material violation of HP’s ethics and compliance program, code of conduct or other material policy of HP. The material terms of the SPEO are described under the heading “Executive compensation—Compensation discussion and analysis—Termination and change in control protections—Severance and Long-Term Incentive Change in Control Plan for Executive Officers.” We have not entered into individual fixed-term employment agreements or any severance or change in control agreements with our current NEOs.
Voluntary or “for cause” termination
In general, an NEO who remained employed through October 31, 2025 (the last day of the fiscal year) but voluntarily terminated employment immediately thereafter, or was terminated immediately thereafter in a “for Cause” termination, would be eligible to (1) receive his or her annual incentive amount earned for fiscal 2025 under the annual incentive plan (subject to any discretionary downward adjustment or elimination by the HRC Committee prior to actual payment, and to any applicable clawback policy), (2) exercise his or her vested stock options up to three months following a voluntary termination, and up to the date of termination in the case of termination “for Cause,” (3) receive a distribution of his or her vested amounts deferred or credited under the EDCP, and (4) receive a distribution of his or her vested benefits, if any, under the HP 401(k) and pension plans. An NEO who terminated employment before October 31, 2025, either voluntarily or in a “for Cause” termination, would generally not have been eligible to receive any amount under the annual incentive plan with respect to the fiscal year in which the termination occurred, except that the HRC Committee has the discretion to pay prorated bonus amounts to individuals on leave of absence or in non-pay status, as well as in connection with certain voluntary severance incentives, workforce reductions, and similar programs.
“Not for Cause” termination
A “not for Cause” termination of an NEO who remained employed through October 31, 2025 and was terminated immediately thereafter would qualify the NEO for the amounts described above under a “voluntary” termination in addition to benefits under the SPEO if the NEO signs the required release of claims in favor of HP.

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In addition to the cash severance benefits and pro-rata equity awards vesting under the SPEO, the NEO would be eligible to exercise vested stock options up to one year after termination or by the original expiration date, if earlier, and receive distributions of vested, accrued benefits from the HP deferred compensation, 401(k) and pension plans.
Termination following a change in control
In the event of a change in control of HP, RSUs, PARSUs, stock options, and PCSOs will vest in full if the successor does not assume such awards or if an individual is terminated without Cause or terminates with Good Reason within 24 months of a change in control. Under each scenario, outstanding PARSUs and PCSOs will vest in full with vesting based on actual performance with respect to awards for which the performance period has ended and target performance level with respect to awards for which the performance period has not ended (with vested PCSOs remaining exercisable for one year from the termination date or, if earlier, by the original expiration date), as determined by the HRC Committee within 30 days of a change in control.
Death or disability terminations
An NEO who continued in employment through October 31, 2025 whose employment is terminated immediately thereafter due to death or disability would be eligible to receive (1) his or her full annual incentive amount earned for fiscal 2025 under the annual incentive plan as determined by HP in its sole discretion, (2) a distribution of his or her vested amounts deferred or credited under the EDCP, and (3) a distribution of his or her vested benefits under the HP 401(k) and pension plans.
Upon termination due to death or disability, equity awards held by the NEO may vest in full. If termination is due to disability, RSUs, stock options, and PCSOs will vest in full, subject to satisfaction of applicable performance conditions, and, in the case of stock options and PCSOs, must be exercised within three years of termination or by the original expiration date, if earlier; all unvested portions of the PARSUs, including any amounts for dividend equivalent payments, shall vest based on performance at target levels. If termination is due to the NEO’s death, RSUs, stock options, and PCSOs will vest in full and, in the case of stock options and PCSOs, must be exercised within one year of termination or by the original expiration date, if earlier; all unvested portions of the PARSUs, including any amounts for dividend equivalent payments, shall vest based on performance at target levels.
HP Severance Policy for Senior Executives
Under the HP Severance Policy for Senior Executives adopted by the Board in July 2003 (the “HP Severance Policy”), HP will seek stockholder approval for future severance agreements, if any, with Section 16 officers designated by the Board that provide specified benefits in an amount exceeding 2.99 times the sum of the executive’s current annual base salary plus annual target cash bonus, in each case as in effect immediately prior to the time of such executive’s termination. In implementing this policy, the Board may elect to seek stockholder approval after the material terms of the relevant severance agreement are agreed upon.
For purposes of determining the amounts subject to the HP Severance Policy, benefits subject to the limit generally include cash separation payments that directly relate to extraordinary benefits that are not available to groups of employees other than the Section 16 officers upon termination of employment. Benefits that have been earned or accrued, as well as prorated bonuses, accelerated stock or option vesting, and other benefits that are consistent with our practices applicable to employees other than the Section 16 officers, are not counted against the limit. Specifically, benefits subject to the HP Severance Policy include: (1) separation payments based on a multiplier of salary plus target bonus, or cash amounts payable for the uncompleted portion of employment agreements; (2) the value of any service period credited to a Section 16 officer in excess of the period of service actually provided by such Section 16 officer for purposes of any employee benefit plan; (3) the value of benefits and perquisites that are inconsistent with our practices applicable to one or more groups of employees in addition to, or other than, the Section 16 officers (“Company Practices”); and (4) the value of any accelerated vesting of any stock options, stock appreciation rights, restricted stock, RSUs, or long-term cash incentives that is inconsistent with Company Practices. The following benefits are not subject to the HP Severance Policy, either because they have been previously earned or accrued by the employee or because they are consistent with Company Practices: (i) compensation and benefits earned, accrued, deferred or otherwise provided for employment services rendered on or prior to the date of termination of employment pursuant to bonus, retirement, deferred compensation, or other benefit plans (e.g., HP 401(k) Plan distributions, payments pursuant to retirement plans, distributions under deferred compensation plans or payments for accrued benefits such as unused vacation days), and any amounts earned with respect to such compensation and benefits in accordance with the terms of the applicable plan; (ii) payments of prorated portions of bonuses or prorated long-term incentive payments that are consistent with Company Practices; (iii) acceleration of

2026 Proxy statement	89

the vesting of stock options, stock appreciation rights, restricted stock, RSUs or long-term cash incentives that is consistent with Company Practices; (iv) payments or benefits required to be provided by law; and (v) benefits and perquisites provided in accordance with the terms of any benefit plan, program, or arrangement sponsored by HP or its affiliates that are consistent with Company Practices.
For purposes of the HP Severance Policy, future severance agreements include any severance agreements or employment agreements containing severance provisions that we may enter into after the adoption of the HP Severance Policy by the Board, as well as agreements renewing, modifying, or extending such agreements. Future severance agreements do not include retirement plans, deferred compensation plans, early retirement plans, workforce restructuring plans, retention plans in connection with extraordinary transactions, or similar plans or agreements entered into in connection with any of the foregoing, provided that such plans or agreements are applicable to one or more groups of employees in addition to the Section 16 officers.
HP retirement arrangements
Upon retirement immediately after October 31, 2025 with a minimum age of 55 and years of combined age and service equal to or greater than 70, HP employees in the U.S. receive full vesting of time-based options (other than options granted under a retention agreement on or after June 25, 2019) granted under our stock plans with a post-termination exercise period of up to three years or the original expiration date, whichever comes first, as well as full vesting of RSUs (other than RSUs granted under a retention agreement on or after June 25, 2019).
Awards under the PCSO program, if any, will continue to vest and become exercisable once the share price and time component have been satisfied. Such an individual will vest at the same time as other participants with a post-termination exercise period of up to five years or the original expiration date, whichever comes first. Awards under the PARSU program, if any, are paid on a prorated basis to participants at the end of the performance period based on actual results. Bonuses, if any, under the annual incentive plan may be paid in prorated amounts at the discretion of management based on actual results and at the same time as other participants.
In accordance with Section 409A of the Code, certain amounts payable upon retirement (or other termination) of the NEOs and other key employees will not be paid out for at least six months following termination of employment. As of the end of fiscal 2025, Mr. Lores is the only NEO who was retirement eligible.
We sponsor two retiree medical programs in the U.S., one of which provides subsidized coverage for eligible participants based on years of service. Eligibility for this program requires that participants meet specific continuous employment, age and service requirements. None of the NEOs are eligible for this program.
The other U.S. retiree medical program we sponsor provides eligible retirees with access to coverage at group rates only, with no direct subsidy provided by HP. All the NEOs could be eligible for this program if they retire from HP on or after age 55 with at least ten years of qualifying service or if they retire at any age with combined age plus service equal to 80 or more years. In addition, beginning at age 45, eligible U.S. employees may participate in the HP Retirement Medical Savings Account Plan (the “RMSA”), under which certain participants are eligible to receive HP matching credits of up to $1,200 per year, up to a lifetime maximum of $12,000, which can be used to cover the cost of such retiree medical coverage (or other qualifying medical expenses) if the employee meets the eligibility requirements for HP retiree medical benefits. None of the NEOs are currently receiving the HP matching credits under the RMSA.

90	Executive compensation

Equity compensation plan information
The following table summarizes our equity compensation plan information as of October 31, 2025.

Plan category	Common shares to be issued upon exercise of outstanding options, warrants and rights(1) (a)		Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by HP stockholders	37,455,769	(3)	$26.1331	100,560,846	(4)
Equity compensation plans not approved by HP stockholders	504,630		—	158,218
Total	37,960,399	(3)	$26.1331	100,719,064
(1)This column does not reflect awards of options and RSUs assumed in acquisitions where the plans governing the awards were not available for future awards as of October 31, 2025.
(2)This column does not reflect the purchase price of shares to be purchased pursuant to the HP Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”) or the legacy HP Employee Stock Purchase Plan (the “Legacy ESPP”). In addition, the weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding awards of RSUs and PARSUs, which have no exercise price.
(3)Includes awards of options and RSUs outstanding under the 2004 Stock Incentive Plan and the 2021 ESPP. Also includes awards of PARSUs representing 2,761,948 shares that may be issued under the 2004 Stock Incentive Plan. Each PARSU award reflects a target number of shares that may be issued to the award recipient. HP determines the actual number of shares the recipient receives at the end of a three-year performance period based on results achieved compared with Company performance goals and stockholder return relative to the market. The actual number of shares that a grant recipient receives at the end of the period may range from 0% to 300% of the target number of shares.
(4)Includes (i) 51,963,820 shares available for future issuance under the 2004 Stock Incentive Plan; (ii) 44,505,035 shares available for future issuance under the 2021 ESPP; (iii) 2,725,611 shares available for future issuance under the Legacy ESPP, a plan under which employee stock purchases are no longer made; and (iv) 1,366,380 shares reserved for issuance under our Service Anniversary Stock Plan, a plan under which awards are no longer granted. Taking into account the enumerated unavailable shares from the Legacy ESPP and the Service Anniversary Stock Plan, a total of 100,560,846 shares were available for future grants as of October 31, 2025.
CEO pay ratio disclosure
As set forth in the “Fiscal 2025 summary compensation table”, the annual total compensation for fiscal 2025 received by Enrique Lores, our CEO for fiscal 2025, was $23,103,812. Our median employee’s annual total compensation was $77,679, resulting in a CEO pay ratio of 297:1.
In calculating the CEO pay ratio, SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported CEO pay ratio may not be comparable to CEO pay ratios reported by other companies due to differences in industries and geographical dispersion, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their CEO pay ratios.
Our CEO pay ratio is based on the following methodology:
▪We are using the same median employee for our fiscal 2025 pay ratio calculation as we used in fiscal 2024, as there have been no changes in employee population or compensation arrangements, such as any mergers, spinoffs, or mass layoffs, that we reasonably believe would result in a significant change to our pay ratio disclosure.
▪We calculated the median employee’s actual annual total compensation for fiscal 2025 using the same methodology that was used for our named executive officers, as set forth in the “Fiscal 2025 summary compensation table”.

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Pay versus performance
This disclosure has been prepared in accordance with the SEC’s pay versus performance rules in Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and does not necessarily reflect the value of compensation realized by our NEOs or how the HRC Committee evaluates compensation decisions. Amounts included as “compensation actually paid”, or “CAP”, do not represent the value of cash compensation and equity awards received by our NEOs, but rather are amounts calculated under SEC rules. For discussion of how the HRC Committee seeks to align pay with performance when making compensation decisions, please review the Compensation discussion and analysis beginning on page 51.
The following table shows the information for the past four fiscal years of: (i) the “Summary compensation table” total compensation (see page 77) for our principal executive officer (“PEO”) and, on an average basis, our NEOs other than the PEO (“Non-PEO NEOs”), (ii) the “compensation actually paid” to our PEO and, on an average basis, our Non-PEO NEOs (in each case, as determined in accordance with SEC rules), (iii) our total shareholder return, (iv) our peer group total shareholder return, (v) our net income, and (vi) our company selected measure, PARSU EPS (as defined below).

	Summary compensation table total for PEO(1)(2)	Compensation actually paid to PEO (1)(3)(10)	Average Summary compensation table total for non-PEO NEOs(1)(4)	Average compensation actually paid to non-PEO NEOs(1)(3)(10)	Value of initial fixed $100 investment based on:		Net income ($ millions)(7)	PARSU EPS (Non-GAAP)(8)(9)
Fiscal year					Total shareholder return(5)	Peer group total shareholder return(6)
2025	$23,103,812	$9,882,169	$7,048,359	$3,249,840	$181.93	$318.88	$2,529	$3.49
2024	$19,360,127	$29,853,865	$6,615,672	$8,894,810	$224.42	$231.83	$2,775	$3.33
2023	$19,458,516	$12,858,682	$7,130,448	$5,326,330	$160.80	$153.29	$3,263	$3.21
2022	$21,079,926	$11,845,017	$8,502,262	$(177,623)	$162.73	$117.16	$3,132	$3.91
2021	$20,733,806	$39,088,555	$8,703,097	$17,988,299	$173.59	$146.93	$6,541	$4.12
(1)NEOs included in these columns reflect the following individuals:

Fiscal year	PEO	Non-PEO NEOs
2025	Enrique Lores	Karen Parkhill, Alex Cho, David McQuarrie, Julie Jacobs
2024	Enrique Lores	Karen Parkhill, Tuan Tran, Alex Cho, David McQuarrie, Tim Brown, Marie Myers
2023	Enrique Lores	Marie Myers, Tuan Tran, Alex Cho, Julie Jacobs
2022	Enrique Lores	Marie Myers, Christoph Schell, Tuan Tran, Alex Cho, Julie Jacobs
2021	Enrique Lores	Marie Myers, Christoph Schell, Tuan Tran, Alex Cho
(2)Amounts in this column reflect the “Summary compensation table” total compensation for our PEO for each corresponding fiscal year.
(3)The following tables illustrate the adjustments to the “Fiscal 2025 summary compensation table” total compensation for our PEO, as well as the average as a group for our Non-PEO NEOs, to determine compensation actually paid during fiscal 2025, as computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned by or paid to our NEOs during fiscal 2025.

Reconciliation of Summary compensation table total to compensation actually paid for PEO	Fiscal year 2025 ($)
Summary compensation table total	$23,103,812
Minus: Grant Date Fair Value Amounts of “Stock Awards” Granted in Fiscal Year as Reported in the Summary Compensation Table	$(19,339,966)
Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$12,043,780
Plus: Change in Fair Value from Prior Fiscal Year-End to Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	$(5,104,749)
Plus: Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$1,400,424
Plus: Change in Fair Value From Prior Fiscal Year-End to Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(2,964,230)
Plus: Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—
Plus: Value of Dividends or other Earnings Paid on Option or Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	$743,097
Compensation Actually Paid	$9,882,169

92	Executive compensation

Reconciliation of average Summary compensation table total to average compensation actually paid for non-PEO NEOs	Fiscal year 2025 ($)
Average Summary compensation table total	$7,048,359
Minus: Average Grant Date Fair Value of “Stock Awards” Granted in Fiscal Year as reported in the Summary Compensation Table	$(5,009,805)
Minus: Average Amount in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table	$(3,053)
Plus: Average Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$3,308,092
Plus: Average Change in Fair Value from Prior Fiscal Year-End to Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	$(1,608,213)
Plus: Average Change in Fair Value from Prior Fiscal Year-End to Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	$230,299
Plus: Average Change in Fair Value from Prior Fiscal Year-End to Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(980,362)
Plus: Average Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—
Plus: Average Value of Dividends or other Earnings Paid on Option or Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	$264,522
Average Compensation Actually Paid	$3,249,840
For purposes of the above adjustments, the fair values of equity awards on the applicable date were determined in accordance with FASB’s ASC Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant date fair value for accounting purposes and valuation assumptions that did not materially differ from those disclosed as of the grant date. For more information, please see Note 5 to our financial statements in our Annual Report on Form 10-K and the footnotes to the “Fiscal 2025 summary compensation table” of this proxy statement.
(4)Amounts in this column reflect the average as a group of the “Summary compensation table” total compensation for our Non-PEO NEOs for each corresponding fiscal year.
(5)TSR represents the cumulative return on a fixed investment of $100 in the common stock of HP Inc., for the period beginning on the last trading day of the fiscal year ending October 31, 2020 and ending on October 31 of the applicable fiscal year, assuming reinvestment of dividends.
(6)Peer Group TSR represents the cumulative return on a fixed investment of $100 in the S&P 500 Information Technology Sector index for the period beginning on the last trading day of the fiscal year ending October 31, 2020 and ending on October 31 of the applicable fiscal year, assuming reinvestment of dividends.
(7)The dollar amounts reported in this column represent the net income reflected in the Company’s audited financial statements for the applicable fiscal year.
(8)The Company has determined that the EPS measure the Company uses for PARSU measurement, which we refer to as “PARSU EPS”, is the financial performance measure that, in the Company’s assessment, represents the most important performance measure used by the Company to link compensation actually paid to the Company’s NEOs for the most recently completed fiscal year to Company performance. PARSU EPS is a non-GAAP financial measure, which is calculated as described in “Compensation discussion and analysis—Determination of fiscal 2025 executive compensation—Long-term incentive compensation—Fiscal 2025 awards--2025 PARSUs.”
(9)The actual EPS performance achievement results were adjusted from $4.08 to $4.12 in fiscal 2021 and $4.01 to $3.91 in fiscal 2022 in connection with the revision of financial statements described in HP’s Form 10-Q for the fiscal quarter ended July 31, 2023.
(10)Numbers in this column for fiscal 2024 have been revised from the numbers previously reported in last year's Pay versus Performance Table in order to correct an administrative error in the compensation actually paid calculation related to the remeasurement of equity awards at year end for 2024.

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Relationship between CAP vs. Cumulative TSR of Company and the Peer Group
The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against our TSR, as well as the relationship between our TSR and the TSR of our peer group:
CAP vs. TSR

$70
$60
$50
$40
$30
$20
$10
$0
$100
$174
$147
$163
$117
$161
$153
$232
$224
$319
$182
$39.1M
$18.0M
$11.8M
-$0.2M
$12.9M
$5.3M
$29.9M
$8.9M
$9.9M
$3.2M
2020
2021
2022
2023
2024
2025

Company TSR	Peer Group TSR
Compensation Actually Paid (PEO)	Avg. Compensation Actually Paid (Non-PEO NEO)

94	Executive compensation

Relationship between CAP vs. Net Income
The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against our net income:
CAP vs. Net Income

$60
$50
$40
$30
$20
$10
$0
$6,541M
$3,132M
$3,263M
$2,775M
$2,529M
$39.1M
$18.0M
$11.8M
-$0.2M
$12.9M
$5.3M
$29.9M
$8.9M
$9.9M
$3.2M
2021
2022
2023
2024
2025

Compensation Actually Paid (PEO)	Avg. Compensation Actually Paid (Non-PEO NEO)	Net Income (millions)

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Relationship between CAP vs. PARSU EPS
The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against our PARSU EPS:
CAP vs. Company-Selected Metric (PARSU EPS)

$70
$60
$50
$40
$30
$20
$10
$0
$4.12
$3.91
$3.21
$3.33
$3.49
$39.1M
$18.0M
$11.8M
-$0.2M
$12.9M
$5.3M
$29.9M
$8.9M
$9.9M
$3.2M
2021
2022
2023
2024
2025

Compensation Actually Paid (PEO)	Avg. Compensation Actually Paid (Non-PEO NEO)	Company Selected Metric (Non-GAAP PARSU EPS)
Most important performance measures
The following is an unranked list of the financial performance measures we consider most important in linking company performance and CAP for our NEOs for the most recently completed fiscal year:
*PARSU EPS
*Revenue
*Operating Profit
*Free Cash Flow

96	Executive compensation

Board proposal no. 4

Approval of Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan

Our Board recommends a vote FOR the approval of the Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan.

On February 3, 2026, the Board approved the adoption of the Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan (the “Amended 2004 Plan”), which amends and restates our Fourth Amended and Restated HP Inc. 2004 Stock Incentive Plan (the “Existing 2004 Plan”), subject to approval by our stockholders. We are asking stockholders to consider and vote upon a proposal to approve the Amended 2004 Plan. HP anticipates that its equity incentive compensation needs will soon exceed the remaining shares available under the Existing 2004 Plan. Therefore, upon the recommendation of the HRC Committee, the Board on February 3, 2026 approved the Amended 2004 Plan, subject to the receipt of stockholder approval at our annual meeting.
Vote required
The affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to vote on the proposal at the annual meeting is required for approval of this proposal.
Summary of fifth amended and restated HP Inc. stock incentive plan
The Amended 2004 Plan provides for the grant of shares, stock units, stock appreciation rights, stock options and cash awards. The primary change to the Amended 2004 Plan is to increase the share reserve under the Amended 2004 Plan .
▪The maximum aggregate number of shares that may be issued under the Amended 2004 Plan has been increased by 73,600,000 shares to a maximum aggregate number of 742,411,733 shares authorized for issuance, subject to adjustment for certain changes in capitalization. This change is intended to accommodate our equity-based compensation needs and is anticipated to provide a pool of shares adequate to cover, based on our historical and projected grant practices, for the current year, subject to currently unknown factors, such as the number of grant recipients, future grant practices and HP’s share price.

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The following table sets forth certain information about the Amended 2004 Plan, as well as HP’s Existing 2004 Plan and all other equity plans:

Number of new shares being authorized under the Amended 2004 Plan	73,600,000
Number of shares available for future awards under the Existing 2004 Plan at December 31, 2025	16,479,468
Number of shares available for future awards under the Plantronics, Inc. 2003 Stock Plan at December 31, 2025(1)	157,858
Number of shares relating to outstanding stock options at December 31, 2025	3,643,117
Number of shares outstanding at December 31, 2025 relating to awards of restricted stock and RSUs	33,212,630
Number of shares outstanding at December 31, 2025 relating to awards of PARSUs	4,364,784
Maximum option term	10 years
Minimum exercise price (relative to the market value on date of grant)	100%
Weighted average remaining term of outstanding options as of December 31, 2025	5.23 years
Weighted average exercise price of outstanding options as of December 31, 2025	$25.03
Total number of shares available for future awards after December 31, 2025 if this proposal is approved	90,237,326
(1)The Plantronics, Inc. 2003 Stock Plan does not have a fungible pool.
If the Amended 2004 Plan is approved, HP’s total potential dilution from the shares available for issuance under its equity incentive plans would increase from 6.3% as of December 31, 2025, to 14.3%(1). Total potential dilution is the number of shares subject to equity awards outstanding but not exercised or settled plus the number of shares available to be granted, divided by the sum of the total number of shares of HP common stock outstanding as of the end of the year. The HRC Committee considered this potential dilution level in the context of competitive data from our peer group. The HRC Committee concluded that the resulting dilution levels would be within normal competitive ranges.
(1)This does not include the shares available for issuance under the HP Inc. 2021 Employee Stock Purchase Plan. It includes shares available for issuance under the Amended 2004 Plan and the Plantronics, Inc. 2003 Stock Plan. Total number of shares of HP common stock outstanding as of the end of the year (December 31, 2025) is 917,784,852.
HP manages its long-term dilution goal by monitoring the number of shares subject to equity awards that it grants annually, commonly referred to as its “burn rate”. The burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under HP’s equity incentive plans divided by the weighted average number of common shares outstanding at the end of the fiscal year, as calculated below. HP has calculated the burn rate under the Existing 2004 Plan for the past three years, as set forth in the following table:

	Options granted			Full-value awards			Weighted average number of common shares outstanding
	Time-based granted	Performance- based granted	Performance- based earned	Time-based granted	Performance- based Granted	Performance- based earned		Burn rate
Fiscal 2023	—	2,180,305	628,936	17,570,951	929,013	1,247,157	991,708,334	2.1
Fiscal 2024	—	—	1,453,537	16,956,969	1,304,699	565,521	979,397,716	1.9
Fiscal 2025	—	—	—	19,315,212	1,443,593	156,716	945,598,019	2.2
The three-year average burn rate is 2.0%.
Based on a review of our historical and projected grant practices, we believe that the shares reserved for grant under the Amended 2004 Plan will meet HP’s equity grant needs for approximately one year. The shares reserved may, however, last for more or less than one year depending on currently unknown factors, such as the number of grant recipients, future grant practices and HP’s share price.
Why you should vote to approve the amended 2004 plan
The Board recommends that our stockholders approve the Amended 2004 Plan because it believes that the Amended 2004 Plan promotes the success and enhances the value of HP by linking the individual interests of key personnel of HP to those of HP’s stockholders and provides such individuals with an incentive for outstanding performance to generate superior returns to HP’s stockholders. The approval of the Amended 2004 Plan is an important request for the following reasons:

98	Executive compensation

Creating long-term value
▪The Stock Incentive Plan promotes HP’s success and long-term value by linking the individual interests of key employees to those of HP stockholders.
▪The Plan provides stock ownership opportunities to executives as well as other employees with critical skills or high potential to help drive long-term business results.
Governance and shareholder alignment
▪HP’s compensation programs reflect best-in-class practices (such as strong governance, competitive grant sizing and vesting schedules) and are designed to effectively link pay to performance over the long-term and attract and motivate top talent in the industry.
▪The Stock Incentive Plan reinforces shareholder alignment through features like claw-back policies, no liberal share recycling, no cash dividends on unvested awards, no automatic share replenishment, and no option repricing without shareholder approval.
Retaining talent for growth
▪Shareholder approval of the 2026 share request is critical to ensure HP has the ability to hire and retain critical talent at all levels of the organization—including AI talent—to help drive future growth and innovation.
▪Without approval, HP will potentially need to take drastic action by reducing participation in our equity programs and rely on less effective hiring and retention strategies including cash awards, potentially leading to higher turnover and slower growth while limiting future share repurchases or acquisition investments.
We have a strong track record of repurchasing stock to more than offset the dilution from employee stock compensation. In fact, over the last 5 years, we have returned $19 billion to shareholders through share repurchases ($14 billion) and dividends ($5 billion). Our longstanding capital allocation framework is to return approximately 100% of our free cash flow to shareholders over time, unless our Gross Debt to EBITDA ratio is higher than 2.0X or returning free cash would preclude pursuit of other higher ROI opportunities.
Highlights of the Amended 2004 Plan. Specific features of the Existing 2004 Plan (that will remain as features of the Amended 2004 Plan) that are consistent with good corporate governance practices include, but are not limited to:
▪There is no “evergreen” feature pursuant to which the shares authorized for issuance under the Amended 2004 Plan can be automatically replenished without stockholder approval.
▪There can be no repricing of options or stock appreciation rights without stockholder approval, either by canceling the award in exchange for a replacement award at a lower price or by reducing the exercise price of the award (other than in connection with a change in our capitalization).
▪The Amended 2004 Plan includes a $550,000 value limit to the annual equity retainer that can be granted to non-employee Directors in any Board Year.
▪No liberal share recycling of stock options or full-value awards.
▪The aggregate number of shares that can be granted in any calendar year to any one participant under the Amended 2004 Plan will be 4,000,000, except that the same participant may be granted up to 4,000,000 additional shares in connection with his or her initial service.
▪The Amended 2004 Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards. The Amended 2004 Plan also prohibits the payment of dividends or dividend equivalents on options and SARs.
▪If awards granted under the Amended 2004 Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control (“double trigger” vesting).

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Amended 2004 plan summary
The principal features of the Amended 2004 Plan are summarized below. The following summary of the Amended 2004 Plan does not purport to be a complete description of all of the provisions of the Amended 2004 Plan. It is qualified in its entirety by reference to the complete text of the Amended 2004 Plan, which has been filed as Annex A to this proxy statement. Any HP stockholder who wishes to obtain a copy of the Amended 2004 Plan may do so upon written request to HP’s Corporate Secretary at HP's principal executive offices.
General. The purpose of the Amended 2004 Plan is to encourage ownership in HP by key personnel whose long-term service is considered essential to HP's continued progress and thereby align participants' and stockholders' interests. Stock options, stock appreciation rights, stock awards (including stock units), and cash awards may be granted under the Amended 2004 Plan. Stock options granted under the Amended 2004 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or non-statutory stock options.
Administration. The Amended 2004 Plan may be administered by the Board, a committee of members of the Board appointed by the Board or its delegate (as applicable, the "Administrator"). The Administrator is also specifically authorized to adopt sub-plans to facilitate compliance with non-US laws authorizing the grant of tax-favorable Awards to participants outside the United States.
Share Reserve. If the Amended 2004 Plan is approved, the maximum number of shares authorized for issuance under the Amended 2004 Plan is 742,411,733 shares (which includes shares that have already been issued or that are issuable pursuant to outstanding awards under the Existing 2004 Plan), subject to adjustments in the event of certain capitalization events. Of this maximum number (based on the approval of the Amended 2004 Plan), 90,079,468 shares would be available for the grant of new awards under the Amended 2004 Plan, determined as of December 31, 2025. The shares may be either shares reacquired by HP, including shares purchased on the open market, or authorized but unissued shares of common stock. Shares issued in respect of any full-value award granted under the Plan after March 20, 2013 are counted against the share limit set forth in the foregoing sentence as 2.32 shares for every single share actually issued in connection with such award.
If any shares subject to an award are forfeited or such award is settled in cash or otherwise terminates without the delivery of such shares, the shares subject to such award will again be available for grant under the Amended 2004 Plan. Any shares that become available for the grant of awards pursuant to the foregoing sentence will be added back in accordance with the following: (i) if the shares were subject to stock options or stock appreciation rights, shares will be added back as one (1) share for every share subject to such awards; (ii) if the shares were subject to full-value awards, shares will be added back as 2.32 shares for every single share subject to such award. Notwithstanding the foregoing, shares subject to an award may not again be made available for issuance under the Amended 2004 Plan if such shares are: (i) shares delivered to or withheld by the Company to pay the exercise price of an option, (ii) shares delivered to or withheld by the Company to pay the withholding taxes, or (iii) shares repurchased by the Company on the open market with the proceeds of an award paid to the Company by or on behalf of the participant. For the avoidance of doubt, when stock appreciation rights are exercised and settled in shares, the full number of shares exercised will no longer be available for issuance under the Amended 2004 Plan.
Eligibility. Awards may be granted under the Amended 2004 Plan to employees of HP and its affiliates and to non-employee Directors. Incentive stock options may be granted only to employees of HP or its subsidiaries. As of December 31, 2025, there were approximately 55,000 employees and twelve non-employee Directors eligible to receive awards under the Amended 2004 Plan. The Administrator, in its discretion, selects the participants to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.
Share Limitations. The Amended 2004 Plan provides that no participants may be granted more than 4,000,000 shares in any calendar year, except that a participant may be granted awards covering up to an additional 4,000,000 shares in connection with his or her initial employment with HP. The maximum number of shares that may be subject to incentive stock options granted under the Amended 2004 Plan may not exceed 742,411,733.

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Terms and Conditions of Stock Options and Stock Appreciation Rights. Each stock option or stock appreciation right is evidenced by an award agreement between HP and the participant and is subject to the following additional terms and conditions:
▪Exercise Price. The Administrator determines the exercise price of stock options and stock appreciation rights at the time the award is granted. The exercise price of a stock option or stock appreciation right may not be less than 100% of the fair market value of the common stock on the date such award is granted, although certain replacement awards with lower exercise prices may be granted to service providers of entities acquired by HP. Unless the Administrator determines otherwise, the fair market value of the common stock is determined as the closing sales price for the common stock on the date the award is granted (or if no sales were reported that day, the last preceding day a sale occurred). No stock option or stock appreciation right may be repriced to reduce the exercise price of such award without stockholder approval (except in connection with a change in HP's capitalization).
▪Exercise of Stock Options and Stock Appreciation Rights; Form of Consideration. The Administrator determines when stock options or stock appreciation rights become exercisable and in its discretion may accelerate the vesting of any outstanding award. The means of payment for shares issued upon exercise of a stock option are determined by the Administrator, as specified in each option award agreement or at the time of exercise. The Amended 2004 Plan permits payment to be made by cash, check, wire transfer, the withholding of shares deliverable upon exercise (with some restrictions), broker assisted cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.
▪Term of Stock Option or Stock Appreciation Right. The term of a stock option or stock appreciation right may be no more than ten years from the date of grant.
▪Termination of Employment. If a participant’s employment terminates for any reason, then all stock options and stock appreciation rights held by the participant under the Amended 2004 Plan generally will terminate immediately upon the participant’s termination unless determined otherwise by the Administrator.
▪Other Provisions. The award agreement may contain other terms, provisions and conditions not inconsistent with the Amended 2004 Plan, as may be determined by the Administrator.
▪Terms and Conditions of Stock Awards. Each stock award agreement will contain provisions regarding (1) the number of shares subject to such stock award or a formula for determining such number, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (4) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator, (5) restrictions on the transferability of the stock award, and (6) such further terms and conditions, in each case not inconsistent with the Amended 2004 Plan, as may be determined from time to time by the Administrator.
▪Termination of Employment. In the case of stock awards, including stock units, unless the Administrator determines otherwise, the restricted stock or restricted stock unit award agreement will provide that the unvested stock or stock units will be forfeited upon the participant's termination of employment for any reason, provided that to the extent the participant purchased any shares, HP will have a right to repurchase the unvested shares.
▪Vesting. The vesting of a stock award may be subject to performance criteria, continued service of the participant, or both.
▪Non-Employee Director Awards. Non-employee Directors are eligible only for annual retainer awards and are not eligible for any other type of award that is authorized under the Amended 2004 Plan. Annual retainer awards paid in the form of equity are granted in the form of non-statutory stock options or RSUs. The non-employee Directors can elect to receive the annual equity retainer in the form of RSUs, and the annual cash retainer in the form of RSUs, and may elect to defer the RSUs provided that such deferral election is made by December 31st of the calendar year immediately preceding the annual meeting at which they are elected. Individuals who become non-employee directors after the start of a calendar year generally are also permitted to elect to receive their annual equity retainer and annual cash retainer in the form of RSUs if the election is made during certain periods set forth in the Amended 2004 Plan and only with respect to compensation related to future services. The awards are granted automatically on the date of the annual meeting of stockholders. The value of the annual equity retainer (not including cash compensation that may be payable in shares at the election of the non-employee Director) granted to a non-employee Director for any Board Year is limited to $550,000.

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The number of shares subject to restricted stock unit awards granted to non-employee directors is determined as follows:

Amount of annual retainer to be paid as RSUs	(Equals) Number of Shares (rounded up to the largest number of whole shares)

Average HP closing stock price over 20 trading days immediately preceding the grant date (excluding the grant date itself)

Cash Awards. Each cash award agreement will contain provisions regarding (1) the target and maximum amount payable to the participant as a cash award, (2) the performance criteria and level of achievement versus the criteria that will determine the amount of such payment, (3) the period as to which performance will be measured for establishing the amount of any payment, (4) the timing of any payment earned by virtue of performance, (5) restrictions on the alienation or transfer of the cash award prior to actual payment, (6) forfeiture provisions, and (7) such further terms and conditions, in each case not inconsistent with the Amended 2004 Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a cash award that is settled for cash may be a multiple of the target amount payable.
Nontransferability. Unless otherwise determined by the Administrator, awards granted under the Amended 2004 Plan are not transferable other than beneficiary designation (excluding with respect to options), by will or the laws of descent and distribution and, as applicable, may be exercised during the optionee's lifetime only by the optionee. The Administrator will have the sole discretion to permit the transfer of an award.
Performance Criteria. Performance criteria for purposes of awards granted under the Amended 2004 Plan means any performance criteria selected by the Administrator, including, but not limited to, one or more of the performance criteria listed below, either individually, alternatively or in combination, applied to either HP as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator in the award agreement. The performance criteria may be: (1) cash flow (including operating cash flow or free cash flow) or cash conversion cycle; (2) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (3) earnings per share; (4) growth in earnings or earnings per share, cash flow, revenue, gross margin, operating expense or operating expense as a percentage of revenue; (5) stock price; (6) return on equity or average stockholder equity; (7) total stockholder return; (8) return on capital; (9) return on assets or net assets; (10) return on investment; (11) revenue (on an absolute basis or adjusted for currency effects); (12) net profit or net profit before annual bonus; (13) income or net income; (14) operating income or net operating income; (15) operating profit, net operating profit or controllable operating profit; (16) operating margin, operating expense or operating expense as a percentage of revenue; (17) return on operating revenue; (18) market share or customer indicators; (19) contract awards or backlog; (20) overhead or other expense reduction; (21) growth in stockholder value relative to the moving average of the S&P 500 Index, a peer group index or another index; (22) credit rating; (23) strategic plan development and implementation, attainment of research and development milestones or new product invention or innovation; (24) succession plan development and implementation; (25) improvement in productivity or workforce diversity; (26) attainment of objective operating goals and employee metrics; (27) economic value added; and (28) any other environmental, social, and corporate governance goals and objectives.
Adjustments Upon Changes in Capitalization, Merger or Sale of Assets. Subject to any required action by HP's stockholders, (1) the number and kind of shares covered by each outstanding award, (2) the price per share subject to each outstanding award, and (3) the share limitations set forth in Section 3 of the Amended 2004 Plan will be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of HP's stock, or any other increase or decrease in the number of issued shares of HP's stock effected without receipt of consideration by HP.
In the event of a liquidation or dissolution, any awards not previously exercised will terminate. The Administrator, in its discretion, may provide that any restrictions on an award will lapse prior to the transaction, provided that the proposed liquidation or dissolution takes place at the time and in the manner contemplated. Additionally, the Administrator may provide at any time for a stock option to be fully vested and exercisable until the date ten days prior to the consummation of the liquidation or dissolution.

102	Executive compensation

In the event of a “change of control” of HP, as defined in the Amended 2004 Plan and determined by the Board or a committee of the Board, the treatment of the award will depend on whether the awards are assumed, substituted or otherwise continued. Generally, in the event the awards are assumed, substituted or otherwise continued by the successor corporation, and the participant’s employment is terminated without cause (as defined in the Amended 2004 Plan or as otherwise defined in the applicable award) within 24 months following the change in control, awards that are not subject to performance-based vesting will fully vest and become fully exercisable, as applicable, and for awards that are subject to performance-based vesting, the awards will vest either at 100% of target level (if the termination occurs prior to the completion of the performance period) or based on actual attainment (if the termination occurs after the completion of the performance period). The vesting, settlement and exercise of such awards, as applicable, will occur in accordance with the timing provided in the Amended 2004 Plan. If the awards are not assumed, awards will vest as follows and will generally be replaced with a right to receive a cash payment (or other property) equal to the amount the participants would have received had the awards been exercised or settled, as applicable: awards that are not based on performance-based vesting will fully vest and become fully exercisable, as applicable, and for awards that are subject to performance-based vesting, the awards will vest either at 100% of target level (if the change in control occurs prior to the completion of the performance period) or based on actual attainment (if the change in control occurs after the completion of the performance period).
Clawback/Recovery. All awards granted under the Amended 2004 Plan will be subject to recoupment in accordance with the Mandatory Covered Compensation Recovery Policy and the Applicable Compensation Clawback Policy, and any other recovery, recoupment, clawback or similar policy adopted by HP providing for forfeiture, repayment or recovery of awards, shares, proceeds, or payments to participants in the event of fraud, misconduct, wrongdoing or violation of law or as required by applicable law, including, without limitation, pursuant to Rule 10D-1 promulgated under Section 10D of the Exchange Act and Section 303A.14 of the NYSE Listed Company Manual or for governance considerations or in other similar circumstances.
Amendment and Termination of the Plan. The Administrator may amend, alter, suspend or terminate the Amended 2004 Plan, or any part thereof, at any time and for any reason. However, HP will obtain stockholder approval for any amendment to the Amended 2004 Plan to the extent required by applicable laws or stock exchange rules. In addition, without limiting the foregoing, unless approved by HP stockholders, no such amendment will be made that would: (1) increase the maximum number of shares for which awards may be granted under the Amended 2004 Plan, other than an increase pursuant to a change in HP's capitalization; (2) reduce the minimum exercise price for options or stock appreciation rights granted under the Amended 2004 Plan; (3) reduce the exercise price of outstanding options or stock appreciation rights; or (4) materially expand the class of persons eligible to receive awards under the Amended 2004 Plan. No such action by the Board or stockholders may alter or impair any award previously granted under the Amended 2004 Plan without the written consent of the holder of the award, unless such amendments are necessary or desirable to facilitate compliance with applicable law. Unless terminated earlier, the Amended 2004 Plan will terminate ten years from the date of its approval by the stockholders; provided that no incentive stock options may be granted more than ten years after the later of the date the Board or the stockholders approved any amendment to add shares to the Amended 2004 Plan.
Federal Income Tax Consequences
The following summarizes the U.S. federal income tax consequences of awards that may be granted under the Amended 2004 Plan.
Incentive Stock Options. An option holder will not realize taxable income upon the grant of an incentive stock option under the Amended 2004 Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to non-qualified stock options, as summarized below.

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If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying disposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.
Unless an option holder engages in a disqualifying disposition, HP will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, HP will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.
If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.
Non-Qualified Stock Options. An option holder will not realize taxable income upon the grant of a non-qualified stock option. When an option holder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the option holder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder. If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.
Restricted Stock. A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the common stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if HP complies with applicable reporting requirements.
RSUs. A grantee of RSUs does not recognize any taxable income for federal income tax purposes in the year of the award if the award is subject to restrictions. However, when the RSUs vest, the grantee generally recognizes ordinary income in an amount equal to the fair market value of the shares that are issued upon settlement of the RSUs. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if HP complies with applicable reporting requirements.
Performance Awards. A distribution of common stock or a payment of cash in satisfaction performance awards will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received or the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if HP complies with applicable reporting requirements.

104	Executive compensation

Stock Appreciation Rights. The grant of stock appreciation rights will not result in taxable income to the participant or a deduction to HP. Upon exercise of a stock appreciation right, the holder will recognize ordinary income in an amount equal to the cash or the fair market value of the common stock received by the holder. The Company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, and, as to stock appreciation rights that are settled in shares of common stock, if HP complies with applicable reporting requirements.
Plan benefits
The following table sets forth information on stock options, restricted stock, RSUs and PARSUs granted under the Existing 2004 Plan since inception and includes awards subsequently forfeited, if any, as of January 31, 2026. Note that no stock appreciation rights are outstanding under the Existing 2004 Plan as of January 31, 2026.

Name and Position	Stock options(1)	Restricted stock(2)	RSUs(3)	PARSUs	Total
Enrique J. Lores President and CEO	2,876,513	—	5,807,766	7,322,674	16,006,953
Karen Parkhill Chief Financial Officer	—	—	1,628,803	763,591	2,392,394
Alex Cho President, Personal Systems	755,777	—	1,986,269	1,819,167	4,561,213
David McQuarrie Chief Commercial Officer	204,041	—	1,466,256	816,304	2,486,600
Julie Jacobs Chief Legal Officer and General Counsel	111,316	—	1,402,453	704,253	2,218,022
All Executive Officers as a Group(4)	3,263,100	—	12,469,079	10,419,836	26,152,015
Non-Employee Directors as a Group(5)	305,819	—	1,737,407	—	2,043,226
All Current and Former Employees (excluding Executive Officers as a Group)(6)	409,760,733	16,720,479	756,699,128	112,596,983	1,295,777,323
(1)Includes all time-based and performance-contingent stock options granted under the Existing 2004 Plan and prior versions of the plan.
(2)Includes all restricted stock granted under the Existing 2004 Plan and prior versions of the plan.
(3)Includes all RSUs and deferred stock units granted under the Existing 2004 Plan and prior versions of the plan.
(4)Includes HP’s executive officers as of January 31, 2026.
(5)Includes HP’s non-employee directors as of January 31, 2026.
(6)As of January 31, 2026.
New plan benefits
Grants of awards under the Amended 2004 Plan will be in the discretion of the Administrator. Accordingly, it is not possible as of the date of this proxy statement to determine the nature or amount of any awards under the Amended 2004 Plan that may be subject to future grants to employees, consultants, and non-employee Directors of HP and its affiliates.

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Ownership of our stock

Common stock ownership of certain beneficial owners and management
The following table sets forth information as of December 31, 2025 (or as of the date otherwise indicated below) concerning beneficial ownership by:
▪holders of more than 5% of HP’s outstanding shares of common stock;
▪our Directors and nominees;
▪each of the named executive officers listed in the “Fiscal 2025 summary compensation table” on page 77; and
▪all of our Directors, nominees and executive officers as a group.
The information provided in the table is based on our records, information filed with the SEC and information provided to HP, except where otherwise noted.
The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire as of March 1, 2026 (60 days after December 31, 2025) through the exercise of any stock options, through the vesting/settlement of RSUs payable in shares, or upon the exercise of other rights. Beneficial ownership excludes options or other rights vesting after March 1, 2026 and any RSUs vesting/settling, as applicable, on or before March 1, 2026 that may be payable in cash or shares at HP’s election. Unless otherwise indicated, each person has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

106	Ownership of our stock

Beneficial ownership table

Name of beneficial owner	Shares of common stock beneficially owned	Percent of common stock outstanding
The Vanguard Group(1)	130,020,271	14.2%
BlackRock, Inc.(2)	87,477,843	9.6%
State Street Corporation(3)	51,804,957	5.7%
Chip Bergh(4)	182,238	*
Bruce Broussard	54,825	*
Stacy Brown-Philpot(5)	119,572	*
Stephanie A. Burns(6)	125,351	*
Mary Anne Citrino(7)	254,009	*
Richard L. Clemmer(8)	82,494	*
Fama Francisco	13,880	*
David Meline	10,690	*
Judith (“Jami”) Miscik	37,918	*
Gianluca Pettiti	9,708	*
Kim K.W. Rucker(9)	37,119	*
Songyee Yoon	426	*
Alex Cho(10)	318,543	*
Julie Jacobs (11)	348,238	*
Enrique J. Lores(12)	1,773,577	*
David McQuarrie(13)	266,612	*
Karen Parkhill	102,134	*
All current Directors, Director Nominees and Executive Officers as a Group (18 persons)(14)	1,679,955	*
*    Represents holdings of less than 1% based on shares of our common stock outstanding as of December 31, 2025.
(1)Based on the most recently available Schedule 13G/A filed by the Vanguard Group on November 12, 2024. According to its Schedule 13G/A, the Vanguard Group reported having sole voting power over no shares, shared voting power over 1,298,254 shares, sole dispositive power over 125,357,787 shares, and shared dispositive power over 4,662,484 shares. The Schedule 13G/A contained information as of September 30, 2024 and may not reflect current holdings of HP’s stock. The address for the Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(2)Based on the most recently available Schedule 13G/A filed with the SEC on April 23, 2025 by BlackRock, Inc. According to its Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 80,234,241 shares, shared voting power over no shares, sole dispositive power over 87,477,843 shares and shared dispositive power over no shares. The Schedule 13G/A contained information as of March 31, 2025 and may not reflect current holdings of HP’s stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(3)Based on the most recently available Schedule 13G filed with the SEC on October 16, 2024 by State Street Corporation. According to its Schedule 13G, State Street Corporation reported having sole voting power over no shares, shared voting power over 33,713,446 shares, sole dispositive power over no shares and shared dispositive power over 51,801,428 shares. The Schedule 13G contained information as of September 30, 2024 and may not reflect current holdings of HP’s stock. The address of State Street Corporation is One Congress Street, Suite 1, Boston, MA 02114.
(4)Includes 146,148 shares that Mr. Bergh has the right to acquire by exercise of stock options.
(5)Includes 119,572 shares that Ms. Brown-Philpot has elected to defer receipt of until the termination of her service as a member of the Board.

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(6)Includes 82,949 shares that Ms. Burns has elected to defer receipt of until the termination of her service as a member of the Board.
(7)Includes 159,671 shares that Ms. Citrino has the right to acquire by exercise of stock options and 88,732 shares that Ms. Citrino has elected to defer receipt of until the termination of her service as a member of the Board.
(8)Includes 77,229 shares that Mr. Clemmer has elected to defer receipt of until the termination of his service as a member of the Board.
(9)Includes 35,091 shares that Ms. Rucker has elected to defer receipt of until the termination of her service as a member of the Board.
(10)Includes 212,155 shares that Mr. Cho has the right to acquire by exercise of stock options.
(11)Includes 74,210 shares that Ms. Jacobs has the right to acquire by exercise of stock options.
(12)Includes 743,210 shares that Mr. Lores has the right to acquire by exercise of stock options and 888,908 shares held by a limited partnership that is ultimately controlled by Mr. Lores.
(13)Includes 164,815 shares that Mr. McQuarrie has the right to acquire by exercise of stock options.
(14)Includes 544,844 shares that current executive officers and Directors have the right to acquire by exercise of stock options and 403,573 shares for which Directors have elected to defer receipt until the termination of their service as a member of the Board.
Delinquent section 16(a) reports
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of HP’s stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto filed electronically with the SEC and the written representations of our directors and executive officers, we believe that, during fiscal 2025, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except that a Form 4 to report a single transfer of our common stock for no consideration by Fama Francisco to a family trust was filed late due to an administrative oversight.

108	Stockholder proposal

Stockholder proposal - Independent Board Chairman

Our Board recommends a vote AGAINST this proposal.

This stockholder proposal has been submitted by John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278 (the beneficial owner of 200 shares of HP Common Stock). The proponent has requested we include the proposal and supporting statement in this proxy statement, and, if properly presented, the proposal will be voted on at the annual meeting. This proposal and supporting statement are quoted verbatim below and HP is not responsible for any inaccuracies contained in them.
The HP Board recommends a vote AGAINST this proposal and its opposition statement can be found below the proposal.
Proposal no. 5 — Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO as soon as possible.
The Chairman of the Board shall be an Independent Director. A Lead Director shall not be a substitute for an independent Board Chairman.
The Board shall have the discretion to select an interim Chairman of the Board, who is not an Independent Director, to serve while the Board is required to seek an Independent Chairman of the Board on an accelerated basis. This policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition although it is better to adopt it now.
An independent Board Chairman at all times improves corporate governance by bringing impartiality, objective oversight, and external experience expertise to board decisions, mitigating conflicts of interest, enhancing transparency, and boosting shareholder confidence.
This detached perspective allows the chairman to focus on shareholder interests, strengthen management accountability, and provide critical checks and balances, ultimately contributing to long-term sustainability and credibility.
This may be a particularly good time to consider the merits of this proposal. HP stock was at $41 in 2022 and fell to $27 in late 2025 despite a robust stock market.
In the first quarter of 2025, HP missed its earnings and EBITDA expectations, and subsequently lowered its full-year earnings per share guidance. HP's stock experienced a significant drop following the announcement.
HP's stock has faced significant volatility during 2025, primarily due to the mixed financial results. In late May, following the Q2 report, HP's stock dropped 12%.
HP cited higher-than-expected costs due to U.S. tariffs on goods manufactured outside the country. While HP is shifting production to other countries like Vietnam and Mexico, the full benefit of these measures will take time to materialize.
Throughout 2025, the Printing segment experienced persistent weakness. In both Q1 and Q3, Printing revenue declined year-over-year. The company's highest-margin products, such as ink supplies, have also seen reduced sales.
In March 2025, HP faced consumer backlash after a firmware update rendered some of its LaserJet printers unable to use HP-brand toner cartridges
In April 2025, HP agreed to a settlement in a suit alleging that HP deceptively advertised discounts by inflating a product's original price and then marking it down.
In late 2022, HP announced laying off between 4,000 and 6,000 employees by the end of its 2025 fiscal year. This served as unfavorable updates about the company's stability. There is an ongoing lawsuit alleging that HP misused forfeited funds from employee 401(k) accounts.
Please vote yes: Proposal No. 5 - Independent Board Chairman

2026 Proxy statement	109

Board response and recommendation
Our Board reviewed this proposal and recommends a vote AGAINST it for the following reasons:
▪HP has robust polices and practices on governance and board leadership supporting independent oversight.
▪Our current Board leadership structure promotes independent oversight while preserving flexibility.
▪A rigid policy would not reflect past votes by our stockholders or market norms.
HP has robust policies and practices on governance and board leadership supporting independent oversight.
As further discussed in the section entitled “About our corporate governance” above, our Board has adopted policies and practices that provide our stockholders with meaningful rights and further promote Board independence and effective oversight of management. For example, our Corporate Governance Guidelines provide that the Board’s preferred governance structure is to separate the roles of Chair and CEO, and we have had an independent Chair since 2017. However, if the Board determines it is in the best interests of HP’s stockholders to combine the positions of Chair and CEO, or to otherwise designate a Chair who is not an independent Director, our Corporate Governance Guidelines provide that the independent Directors will annually, upon recommendation of the NGSR Committee, designate a Lead Independent Director. In addition, our Corporate Governance Guidelines require that a substantial majority of the Board be independent, that no more than three Directors may be non-independent, and impose independence standards that are consistent with, and in some respects more stringent than, NYSE standards.
The Board’s committees also play a critical role in providing strong independent leadership, as all members of our current standing committees are independent. For example, the NGSR Committee, which is required to be comprised of all independent Directors, is responsible for, among other things:
▪establishing criteria for Board membership, identifying individuals qualified to serve as Directors, and recommending to the Board candidates to be elected or nominated for election as Directors, as well as Director succession planning;
▪overseeing and reviewing the size, composition, operation, and calendar of the Board and recommending assignments of Directors to Board committees and chairs of Board committees;
▪periodically reviewing the Board’s leadership structure and recommending changes to the Board as appropriate; and
▪overseeing and reviewing our governance practices, including our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines and related policies, governance structures, and Director-led engagements with HP’s stakeholders concerning such matters.
The NGSR Committee also conducts an annual corporate governance review, in which our corporate governance policies and practices are evaluated for potential improvements.
To help ensure our Board remains robust and engaged, we have ongoing Board refreshment reviews and an annual self-evaluation process to determine whether the Board and its committees are functioning effectively.
In addition to our robust governance policies and practices, HP and our Board are committed to consistently engaging with stockholders regarding our corporate governance. Each year, the Board (including our independent Chair and the Chair of the NGSR Committee) engages with stockholders, which includes seeking and encouraging feedback from stockholders about our corporate governance practices. During fiscal 2025, we spoke with or received responses from stockholders that hold approximately 35% of our outstanding stock. This regular engagement with stockholders helps ensure that a forum exists for them to express concerns about our Board leadership structure or other corporate governance practices outside of the annual shareholder meeting.
Our current Board leadership structure promotes independent oversight while preserving flexibility.
Our Directors have a fiduciary duty to regularly evaluate and determine the most appropriate Board leadership structure for HP and our stockholders in light of HP’s specific and evolving circumstances. To this end, as noted above, our Corporate Governance Guidelines state that HP prefers a leadership structure which separates the roles of Chair and CEO, while preserving the flexibility to determine the optimal leadership structure for HP, including, when and if appropriate, combining the positions of Chair and CEO. Our Board believes that our current structure, with an independent Chair who is well-versed in the needs of a complex business and has strong, well-defined governance duties, gives our Board a strong leadership and corporate governance structure that best serves the needs of HP and our stockholders.
Our Board has established a robust, well-defined and transparent mandate for the role of our independent Chair. Specifically, our independent Chair has a broad set of powers and responsibilities as outlined below:

110	Stockholder proposal

▪oversees the planning of the annual Board calendar;
▪in consultation with the CEO and the other Directors, schedules, approves and sets the agenda for meetings of the Board and chairs and leads the discussion at such meetings;
▪chairs HP’s annual meeting of stockholders;
▪is available in appropriate circumstances to speak on behalf of the Board and for consultation and direct communication with stockholders;
▪provides guidance and oversight to management;
▪helps with the formulation and implementation of HP’s strategic plan;
▪serves as the Board liaison to management;
▪has the authority to call meetings of the independent Directors and schedules, sets the agenda for, and presides at executive sessions of the independent Directors;
▪advises on information sent to the Board;
▪works with the HRC Committee to coordinate the annual performance evaluation of the CEO;
▪works with the NGSR Committee to oversee the Board and committee evaluations; and
▪performs such other functions and responsibilities as set forth in the Corporate Governance Guidelines or as requested by the Board from time to time.
The adoption of a policy requiring that the Chair of the Board always be an independent Director would limit the Board’s ability to choose the person best suited for the role at a particular time and deprive the Board of the ability to act in the best interests of HP and all stockholders as circumstances warrant. Unlike the proposed inflexible mandate of the stockholder proposal, the existing preference set forth in the Corporate Governance Guidelines does not limit the Board’s discretion to act in the best interests of HP and our stockholders by selecting the best possible board leadership structure based on the relevant facts, circumstances and criteria as they exist at the time. Our Board believes that this flexibility benefits HP and our stockholders because the Board is in the best position to determine our leadership structure given its knowledge of HP’s leadership team, strategic goals, opportunities, and challenges. For example, Meg Whitman served as our CEO from 2011-2015 and as our Chair from 2015-2017, prior to the appointment of Mr. Bergh as Chair. As a non-independent Chair with historical knowledge as well as wide-ranging business experience, Ms. Whitman’s appointment was key to HP’s immediate transition after its spin-off of Hewlett Packard Enterprise Company in 2015. Following that critical transition period, HP entered a new phase and the Board determined that Mr. Bergh’s deep experience in a variety of consumer goods businesses and his independent acumen would provide vital contributions to the Board leadership.
Importantly, regardless of what leadership structure the Board may determine to adopt in the future, our Corporate Governance Guidelines provide for the annual designation of a Lead Independent Director in situations where the Chair of the Board is not independent, as noted above. As such, the Board prioritizes independent Board oversight at all times and believes that eliminating flexibility in the structure of Board leadership as facts and circumstances change and evolve, as the proponent requests, is unnecessarily rigid and could adversely impact the Company’s ability to respond to new challenges.
A rigid policy would not reflect past votes by our stockholders or market norms.
In 2007 and again in 2019, HP received stockholder proposals to require the Chair to be an independent Director. The 2019 proposal received only 24.1% support from our stockholders, while the 2007 proposal received only 17.1% from our stockholders. Moreover, during recent engagements with stockholders, we have received no adverse feedback regarding the lack of a requirement for the Chair to be an independent Director. We believe this indicates that our stockholders favor our current board leadership structure. More broadly, according to the Spencer Stuart 2025 Board Index, 42% of S&P 500 companies have an independent chair, while 39% of S&P 500 companies have a combined Chair/CEO structure and approximately 20% have an executive chair or other non-independent chair. The prevalence of non-independent directors among the world’s leading companies underscores the utility of preserving flexibility as business needs and challenges evolve.
For all the above reasons, the Board believes that this proposal is not in the best interest of our stockholders and recommends a vote AGAINST this proposal.
Vote required
Approval of this stockholder proposal requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to vote on the proposal at the annual meeting.

2026 Proxy statement	111

Other matters

Questions and answers
Proxy materials
1.Why am I receiving these materials?
We have made these materials available to you or delivered paper copies to you by mail in connection with our annual meeting, which will take place online on April 16, 2026. As a stockholder, you are invited to participate in the annual meeting via live audio webcast and vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide to you under the SEC rules and that is designed to assist you in voting your shares. The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the Board and its committees, the compensation of our Directors and certain executive officers for fiscal 2025 and other required information. See Questions 16 and 17 below for information regarding how you can vote your shares at the annual meeting or by proxy (without attending the annual meeting).
2.What is included in the proxy materials?
The proxy materials include:
▪our proxy statement for the 2026 annual meeting; and
▪our Annual Report on Form 10-K for the fiscal year ended October 31, 2025.
If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the annual meeting. If you received a notice of the Internet availability of the proxy materials instead of a paper copy of the proxy materials, see Questions 16 and 17 below for information regarding how you can vote your shares.
3.Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?
We use SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice of the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail, should they so desire. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice of the Internet availability of the proxy materials. In addition, the notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.
4.Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?
We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are living outside of the U.S., with paper copies of the proxy materials instead of a notice of the Internet availability of the proxy materials.
In addition, we are providing proxy materials or notice of the Internet availability of the proxy materials by e-mail to those stockholders who have previously elected delivery of the proxy materials or notice electronically. Those stockholders should receive an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

112	Other matters

5.How can I access the proxy materials over the internet?
Your notice of the Internet availability of the proxy materials, proxy card, or voting instruction card will contain instructions on how to:
▪view our proxy materials for the annual meeting on the Internet; and
▪instruct us to send our future proxy materials to you electronically by e-mail.
Our proxy materials are available at www.proxyvote.com/HP. Please have your 16-digit control number available to access them.
Your notice of the Internet availability of the proxy materials, proxy card, or voting instruction card will contain instructions on how you may request access to proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.
6.How may I obtain a paper copy of the proxy materials?
Stockholders receiving a notice of the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. Stockholders receiving notice of the Internet availability of the proxy materials by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.
7.I share an address with another stockholder, and we received only one paper copy of the proxy materials or notice of the Internet availability of the proxy materials. How may I obtain an additional copy?
If you share an address with another stockholder, you may receive only one paper copy of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, unless you have provided contrary instructions. If you are a stockholder of record and wish to receive a separate set of the proxy materials or notice of the Internet availability of the proxy materials now, please request the additional copy by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at:
By Internet: www.proxyvote.com/HP
By telephone: 1-800-579-1639
By e-mail: sendmaterial@proxyvote.com
If you request a separate set of the proxy materials or notice of Internet availability of the proxy materials by e-mail, please be sure to include your control number in the subject line. A separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, will be sent promptly following receipt of your request. If you are a beneficial owner and wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials now, please request the additional copy by contacting your individual broker.
If you are a stockholder of record and wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, in the future, please contact our transfer agent. See Question 21 below.
If you are the beneficial owner of shares held through a broker, trustee, or other nominee and you wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, in the future, please call Broadridge at:
1-866-540-7095
All stockholders also may write to HP at the address below to request a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, and materials will be delivered promptly upon receiving your request:
HP Inc.
Investor Relations
1501 Page Mill Road
Palo Alto, CA 94304

2026 Proxy statement	113

8.I share an address with another stockholder, and we received more than one paper copy of the proxy materials or notice of the Internet availability of the proxy materials. How do we obtain a single copy in the future?
Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, and who wish to receive a single copy of such materials in the future may contact our transfer agent. See Question 21 below.
Beneficial owners of shares held through a broker, trustee, or other nominee sharing an address who are receiving multiple copies of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge at:
1-866-540-7095
9.What should I do if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?
You may receive more than one notice, more than one e-mail, or more than one paper copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice, a separate e-mail, or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must either vote by Internet or by telephone, or complete, sign, date, and return each proxy card and voting instruction card that you receive and/or vote over the Internet the shares represented by each notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails).
10.How may I obtain a copy of HP’s 2025 Form 10-K and other financial information?
Stockholders may request a free copy of our combined 2025 Annual Report and 2026 Proxy Statement, which includes our 2025 Form 10-K and the financial statements and the financial statement schedules for the last completed fiscal year, from:
HP Inc.
Investor Relations
1501 Page Mill Road
Palo Alto, CA 94304
investorrelations@hp.com
All of HP’s filings, including the 2025 Form 10-K are also available on HP’s Investor Relations site:
https://investor.hp.com
We also will furnish any exhibit to the 2025 Form 10-K if specifically requested.

114	Other matters

Voting information
11.What proposals will be voted on at the meeting? How does the Board recommend that I vote and what is the voting requirement for each of the proposals? What effect will abstentions and broker non-votes have?

Proposals	Board recommendation	Votes required	Effect of abstentions	Effect of broker non-votes

Election of Directors	FOR EACH NOMINEE	Majority of votes cast	None	No effect

Ratification of Independent Registered Public Accounting Firm	FOR	Majority of the shares present, in person or represented by proxy, and entitled to vote on the proposal	Same as “AGAINST”	N/A (No Broker Non-Votes (Expected to be Routine Matter))

Advisory Vote to Approve Executive Compensation (“Say on Pay” Vote)	FOR	Majority of the shares present, in person or represented by proxy, and entitled to vote on the proposal	Same as “AGAINST”	No effect

Approval of Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan	FOR	Majority of the shares present, in person or represented by proxy, and entitled to vote on the proposal	Same as “AGAINST”	No effect

Stockholder Proposal: Independent Board Chairman	AGAINST	Majority of the shares present, in person or represented by proxy, and entitled to vote on the proposal	Same as “AGAINST”	No effect

We also will consider any other business that properly comes before the annual meeting. See Question 28 below.
12.What are broker non-votes?
A broker non-vote occurs with respect to a proposal when a broker, trustee, or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders but is not permitted to vote on other proposals without instructions from the beneficial owner. Under the rules of the NYSE, brokers, trustees, or other nominees may generally vote on routine matters without instructions from a beneficial owner but cannot vote on non-routine matters. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.
Note that whether a proposal is considered routine or non-routine is subject to NYSE rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, trustee or other nominee how to vote your shares on all proposals to ensure that your vote is counted.
If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you vote by proxy card and sign the proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (FOR all of our nominees to the Board, FOR ratification of the appointment of our Independent Registered Public Accounting Firm, FOR the approval of the compensation of our named executive officers (“say on pay” vote), FOR the approval of the Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan, and AGAINST the stockholder proposal regarding an independent Board Chairman.
For any shares you hold in the HP 401(k) Plan, if your voting instructions are not received by 11:59 p.m., Eastern Time, on April 13, 2026, your shares will be voted in proportion to the way the shares held by the other HP 401(k) Plan participants are voted, except as may be otherwise required by law.
Broker non-votes differ from abstentions. For the effect of abstentions on the matters to be voted on at the annual meeting, please refer to Question 11 above.
13.Is cumulative voting permitted for the election of Directors?
No, you may not cumulate your votes in the election of Directors. At the 2016 annual meeting, our stockholders approved an amendment to the Certificate of Incorporation eliminating cumulative voting. Therefore, cumulative voting is no longer available to our stockholders.

2026 Proxy statement	115

14.What is the difference between holding shares as a stockholder of record and as a beneficial owner?
▪Stockholder of Record—If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to HP or to a third party, or to vote your shares during the annual meeting.
▪Beneficial Owner—If your shares are held in a brokerage account, by a trustee, or by another nominee (that is, in “street name”), you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee how to vote, or to vote your shares during the annual meeting (other than shares held in the HP 401(k) Plan, which must be voted prior to the annual meeting).
Most of our stockholders hold their shares through a broker, trustee, or other nominee rather than directly in their own name.
15.Who is entitled to vote and how many shares can I vote?
Each holder of shares of HP common stock issued and outstanding as of the close of business on February 17, 2026, the record date for the annual meeting, is entitled to cast one vote per share on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, including shares purchased through our dividend reinvestment program and employee stock purchase plans, and shares held through our Direct Registration Service; and (2) shares held for you as the beneficial owner through a broker, trustee, or other nominee.
On the record date, HP had approximately 915,385,666 shares of common stock issued and outstanding.
16.How can I vote my shares during the annual meeting?
This year’s annual meeting will be held entirely online to allow greater participation. Stockholders may participate in the annual meeting by visiting the following website:
www.virtualshareholdermeeting.com/HPQ2026
To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. If you have any questions about your control number, please contact the bank, broker or other nominee that holds your shares. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the annual meeting.
Please note that shares held in the HP 401(k) Plan cannot be voted electronically during the annual meeting. If you hold shares in the HP 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on April 13, 2026 for the trustee to vote your shares. However, holders of shares in the HP 401(k) Plan will still be able to view the annual meeting webcast and ask questions during the annual meeting.
Even if you plan to participate in the annual meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the annual meeting.
17.How can I vote my shares without participating in the annual meeting?
Whether you hold shares directly as the stockholder of record or through a broker, trustee, or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the annual meeting. There are three ways to vote by proxy:
▪VIA THE INTERNET: Stockholders who have received a notice of the Internet availability of the proxy materials by mail may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received notice of the Internet availability of the proxy materials by e-mail may submit proxies over the Internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.
▪VIA TELEPHONE: Stockholders of record who live in the U.S. or Canada may submit proxies by telephone by calling 1-800-690-6903 and following the instructions. Stockholders of record who have received a notice of the Internet availability of the proxy materials by mail must have the control number that appears on their notice available when voting. Stockholders of record who received notice of the Internet availability of the proxy materials by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the U.S. or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their broker, trustee, or nominee. Those stockholders should check the voting instruction card for telephone voting availability.

116	Other matters

▪VIA MAIL: Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.
18.What is the deadline for voting my shares?
If you hold shares as the stockholder of record or as a beneficial owner, your vote by proxy must be received before the polls close during the annual meeting.
If you hold shares in the HP 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on April 13, 2026 for the trustee to vote your shares. If you are the beneficial owner of shares held through a broker, trustee, or other nominee (including any shares held as a result of your participation in the 2021 ESPP or the Legacy ESPP), please follow the voting instructions provided by your broker, trustee or nominee. The deadline to provide voting instructions for shares you hold as a beneficial owner may be earlier than the deadline provided above.
19.May I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote during the annual meeting, except that any change to your voting instructions for shares held in the HP 401(k) Plan must be provided by 11:59 p.m., Eastern Time, on April 13, 2026 as described above.
If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Corporate Secretary at the address below in Question 32 prior to your shares being voted; or (3) participating in the meeting and voting your shares electronically during the annual meeting. Participation in the annual meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. If you are a beneficial owner you may change your vote by submitting new voting instructions to your broker, trustee, or nominee, or by participating in the meeting and electronically voting your shares during the meeting (except that shares held in the HP 401(k) Plan cannot be voted electronically at the annual meeting).
20.Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within HP or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the votes; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to management.
21.What if I have questions for our transfer agent?
Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership, or other matters pertaining to your stock account.
EQ Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100
1-800-286-5977 (U.S. and Canada)
1-651-450-4064 (International)
A dividend reinvestment and stock purchase program is also available through our transfer agent. For information about this program, please contact our EQ Shareowner Services transfer agent as follows:
EQ Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100
1-800-286-5977 (U.S. and Canada)
1-651-450-4064 (International)
22.How can I attend the annual meeting?
This year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted through an audio webcast. You are entitled to participate in the annual meeting only if you were an HP stockholder or joint holder as of the close of business on February 17, 2026 or if you hold a valid proxy for the annual meeting.

2026 Proxy statement	117

You will be able to attend the annual meeting online and submit your questions before and during the meeting by visiting www.virtualshareholdermeeting.com/HPQ2026. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the HP 401(k) Plan, which must be voted prior to the meeting).
To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. If you have any questions about your control number, please contact the bank, broker, or other nominee that holds your shares.
The meeting webcast will begin promptly at 2:00 p.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 1:30 p.m., Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system.
Information as to how to obtain the list of stockholders entitled to vote at the annual meeting will be available during the ten days preceding the annual meeting at the website for the annual meeting: www.virtualshareholdermeeting.com/HPQ2026.
23.What is the pre-meeting forum and how can I access it?
The online format for the annual meeting allows us to communicate more effectively with you. Our pre-meeting forum, where you can submit questions in advance of the annual meeting, can be entered by visiting www.proxyvote.com/HP.
24.Why a virtual meeting?
Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world. You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/HPQ2026. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the HP 401(k) Plan, which must be voted prior to the meeting).
25.What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:
1-855-449-0991 (Toll-free)
1-720-378-5962 (Toll line)
26.How many shares must be present or represented to conduct business at the annual meeting?
The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of HP common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in Question 12 above are counted for the purpose of determining the presence of a quorum.
27.What constitutes a quorum for the annual meeting, and what happens if a quorum is not present at the annual meeting?
A quorum for the annual meeting is established if the holders of a majority in voting power of our stock issued and outstanding and entitled to vote at the annual meeting are present in person or by proxy. If a quorum is not present at the scheduled time of the annual meeting, then either the chair of the annual meeting or the stockholders by vote of the holders of a majority of the stock present in person or represented by proxy at the annual meeting are authorized by our Bylaws to adjourn the annual meeting until a quorum is present or represented.
28.What happens if additional matters are presented at the annual meeting?
Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Bruce Broussard, Julie Jacobs and Whitney Cox, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. In the event that any nominee should become unavailable, the proxy holders, Bruce Broussard, Julie Jacobs and Whitney Cox, will vote for a substitute nominee or nominees designated by the Board, unless the Board decides to decrease the size of the Board. If any substitute nominees are so designated, we will file an amended proxy statement or additional soliciting material that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement or additional soliciting material and to serve as Directors if elected, and includes certain biographical and other information about such nominees required by the applicable SEC rules.

118	Other matters

29.Who will serve as inspector of elections?
The inspector of elections will be a representative from an independent firm, Broadridge.
30.Where can I find the voting results of the annual meeting?
We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the annual meeting.
31.Who will bear the cost for the solicitation of proxies by HP?
HP is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing the notices and these proxy materials and soliciting votes. In addition to the mailing of the notices and these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by certain of our Directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.
We have hired Alliance Advisors LLC (“Alliance”) to assist us in the solicitation of votes described above. We will pay Alliance a base fee of $47,000 plus customary costs and expenses for these services. We have agreed to indemnify Alliance against certain liabilities arising out of or in connection with these services. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
32.What is the deadline to propose actions (other than Director nominations) for consideration at next year’s annual meeting?
You may submit proposals for consideration at future annual meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than October 28, 2026. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to our Corporate Secretary at HP Inc., 1501 Page Mill Road, Palo Alto, California 94304.
For a stockholder proposal that is not intended to be included in our proxy statement for next year’s annual meeting under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:
▪not earlier than the close of business on December 17, 2026; and
▪not later than the close of business on January 16, 2027.
If the date of the annual meeting is moved more than 30 days before or 60 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:
▪90 days prior to the meeting; and
▪10 days after public announcement of the meeting date.
Deadlines for the nomination of Director candidates are discussed in Question 34 below.
33.How may I recommend individuals to serve as Directors and what is the deadline for a Director recommendation?
You may recommend Director candidates for consideration by the NGSR Committee. Any such recommendations should include verification of the stockholder status of the person submitting the recommendation and the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at HP Inc., 1501 Page Mill Road, Palo Alto, California 94304. See “Identifying and evaluating candidates for Directors” above for more information regarding our Board membership criteria. A stockholder may send a recommended Director candidate’s name and information to the Board at any time. Generally, such proposed candidates are considered at the first or second Board meeting prior to the issuance of the proxy statement for our annual meeting.
34.How may I nominate individuals to serve as Directors and what are the deadlines for a Director nomination?
Our Bylaws permit stockholders to nominate Directors for consideration at an annual meeting. To nominate a Director for consideration at an annual meeting, a nominating stockholder must provide the information required by our Bylaws and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws (which includes information required by Rule 14a-19), and each nominee must meet the qualifications required by our Bylaws. To nominate a Director for consideration at next year’s annual meeting (but not for inclusion in our annual proxy statement), the notice must be received by the Corporate Secretary at HP Inc., 1501 Page Mill Road, Palo Alto, California 94304, between the close of business on December 17, 2026 and the close of business on January 16, 2027, unless the annual meeting is moved by more than 30 days before or 60 days after the anniversary of the prior year’s annual meeting, in which case the deadline will be as described in Question 32 above.

2026 Proxy statement	119

In addition, our Bylaws provide that under certain circumstances, a stockholder or group of stockholders may seek to include Director candidates that they have nominated in our annual meeting proxy statement. These proxy access provisions of our Bylaws provide, among other things, that a stockholder or group of up to 20 stockholders seeking to include Director candidates in our annual meeting proxy statement must own 3% or more of HP’s outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of Directors in office as of the last day on which a request to include a stockholder-nominated candidate may be delivered in accordance with our Bylaws. If 20% is not a whole number, the maximum number of stockholder-nominated candidates would be the closest whole number below 20%. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of stockholder-nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in our proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of HP common stock held by each nominating stockholder or group of stockholders. The nominating stockholder or group of stockholders also must deliver the information required by our Bylaws, and each nominee must meet the qualifications required by our Bylaws. Requests to include stockholder-nominated candidates in our proxy materials for next year’s annual meeting must be received by the Corporate Secretary at HP Inc., 1501 Page Mill Road, Palo Alto, California 94304:
▪not earlier than the close of business on November 17, 2026; and
▪not later than the close of business on December 17, 2026.
35.How may I obtain a copy of the provisions of our Bylaws regarding stockholder proposals and Director nominations?
You may contact the Corporate Secretary at our principal executive offices, HP Inc., 1501 Page Mill Road, Palo Alto, California 94304, for a copy of the relevant Bylaws provisions regarding the requirements for making stockholder proposals and nominating Director candidates. Our Bylaws are also available on our investor relations website at https://investor.hp.com.
36.Who can help answer my questions?
If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact our proxy solicitors:
Alliance Advisors LLC
150 Clove Road, Suite 400
Little Falls, NJ 07424
(833) 207-6492
HPQ@allianceadvisors.com

120

Forward-looking statements

This proxy statement contains forward-looking statements based on current expectations and assumptions that involve risks and uncertainties. If the risks or uncertainties ever materialize or the assumptions prove incorrect, they could affect the business and results of operations of HP Inc. and its consolidated subsidiaries which may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, any statements regarding projections of net revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, deferred taxes, share repurchases, foreign currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring and other charges, planned structural cost reductions and productivity initiatives; any statements of the plans, strategies and objectives of management for future operations, including, but not limited to, our business model and transformation, our sustainability goals, our go-to-market strategy, the execution of restructuring plans and any resulting cost savings (including the fiscal 2026 plan), net revenue or profitability improvements or other financial impacts; any statements concerning the expected development, demand, performance, market share or competitive performance relating to products or services; any statements concerning potential supply constraints, component shortages, manufacturing disruptions or logistics challenges; any statements regarding current or future macroeconomic trends or events, including global trade policies, and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims, disputes or other litigation matters; any statements of expectation or belief as to the timing and expected benefits of acquisitions and other business combination and investment transactions; and any statements of assumptions underlying any of the foregoing. Forward-looking statements can also generally be identified by words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will,” “would,” “could,” “can,” “may,” and similar terms. Risks, uncertainties and assumptions include the factors discussed in “Risk Factors” in Item 1A of Part I of HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025 and that are otherwise described or updated from time to time in HP’s other filings with the SEC.
Forward-looking and other statements in this report may also address our corporate sustainability or responsibility progress, plans, and goals (including environmental matters), and the inclusion of such statements is not an indication that these contents are necessarily material to HP, investors, or other stakeholders or required to be disclosed in HP’s filings, in each case, under the U.S. securities or any other laws or requirements that may be applicable to HP. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.
The forward-looking statements in this report are made as of the date of this filing and HP assumes no obligation and does not intend to update these forward-looking statements.

2026 Proxy statement	121

Reconciliation of GAAP measures to non-GAAP measures

In this proxy statement, HP discloses the following non-GAAP financial measures:
▪Non-GAAP operating profit: Non-GAAP operating profit is a non-GAAP measure that is defined as GAAP operating profit, exclusive of amortization of intangible assets, restructuring and other charges, acquisition and divestiture charges, and certain litigation charges. Management uses non-GAAP operating profit to evaluate and forecast our performance before gains, losses, or other charges that are considered by management to be outside of our core business segment operating results. We believe that presenting non-GAAP operating profit provides investors with greater visibility with respect to the information used by management in its financial and operational decision making. We further believe that providing this additional non-GAAP information helps investors understand our operating performance and evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for GAAP operating profit.
▪Non-GAAP free cash flow: Non-GAAP free cash flow is a non-GAAP measure that is defined as net cash provided by operating activities adjusted for net investments in leases from integrated financing and net investments in property, plant, equipment and purchased intangibles. HP’s management uses non-GAAP free cash flow for the purpose of determining the amount of cash available for investment in HP’s businesses, repurchasing stock and other purposes. HP’s management also uses non-GAAP free cash flow to evaluate HP’s historical and prospective liquidity. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for net cash provided by operating activities.

Twelve months ended
(in millions)	October 31, 2025
GAAP operating profit	$3,174
Non-GAAP adjustments:
Amortization of intangible assets	$345
Restructuring and other charges	$405
Acquisition and divestiture charges	$45
Certain litigation charges	$140
Non-GAAP operating profit	$4,109

Twelve months ended
(in millions)	October 31, 2025
GAAP net cash provided by operating activities	$3,697
Non-GAAP adjustments:
Net investments in property, plant, equipment and purchased intangibles	$(897)
Net investments in leases from integrated financing	$131
Non-GAAP free cash flow	$2,931

122

Annex A: Fifth amended and restated HP Inc. 2004 stock incentive plan

1.Purposes of the Plan.
The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the shareholders’ interest and share in the Company’s success and to provide an opportunity for cash awards to incentivize or reward employees.
2.Definitions.
As used herein, the following definitions shall apply:
a.“Administrator” means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.
b.“Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator provided that the entity is one with respect to which Common Stock will qualify as “service recipient stock” under Section 409A of the Code to the extent necessary to exempt an Award from the application of Section 409A of the Code. For the sake of clarity, the term “Affiliate” shall include a Subsidiary.
c.“Annual Equity Retainer” shall mean the amount which a Non-Employee Director will be entitled to receive in the form of equity for serving as a director in a relevant Director Plan Year, but shall not include reimbursement for expenses, fees associated with service on any committee of the Board, any cash compensation (whether or not payable in Shares at the election of the Non-Employee Director), or fees with respect to any other services to be provided to HP or the Board, including but not limited to Board leadership services.
d.“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.
e.“Award” means a Cash Award, Stock Award, Stock Appreciation Right, or Option granted in accordance with the terms of the Plan.
f.“Awardee” means an individual who has been granted an Award under the Plan.
g.“Award Agreement” means a Cash Award Agreement, Stock Award Agreement, SAR Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. An Award Agreement may be in the form of either (i) an agreement to be either executed by both the Awardee and the Company or offered and accepted electronically as the Administrator shall determine or (ii) certificates, notices or similar instruments as approved by the Administrator.
h.“Board” means the Board of Directors of the Company.
i.“Cash Award” means a bonus opportunity awarded under Section 12 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such Performance Criteria as are specified in the agreement or other documents evidencing the Award (the “Cash Award Agreement”).
j.“Cause” shall mean, unless otherwise defined in an agreement to which the Participant is a party with the Company or an Affiliate, the occurrence of any of the following: (i) the Participant’s conviction of, or plea of guilty or nolo contendere to, a felony under Applicable Law; (ii) the Participant’s willful and deliberate failure in the performance of the Participant’s duties in any material respect; (iii) the Participant’s willful misconduct that results in material harm to the Company or an Affiliate; or (iv) the Participant’s material violation of the Company’s ethics and compliance program, code of conduct or other material policy of the Company.
k.“Change in Control” means any of the following, unless the Administrator provides otherwise:

2026 Proxy statement	123

i.any merger or consolidation (other than a merger or consolidation in which 50% of the voting power of the voting securities of the surviving entity is controlled by the shareholders of the Company immediately prior to the transaction) in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose shareholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately prior to such transaction),
ii.the sale of all or substantially all of the Company’s assets to any other person or entity (other than a wholly-owned subsidiary),
iii.the acquisition of beneficial ownership of a controlling interest (including, without limitation, power to vote) the outstanding shares of Common Stock by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act),
iv.the dissolution or liquidation of the Company, or
v.a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board.
A transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in this Section 2(j) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
l.“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
m.“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan. The HR and Compensation Committee of the Board shall be deemed a “Committee” for purposes of the Plan.
n.“Common Stock” means the common stock of the Company.
o.“Company” or “HP” means HP Inc., a Delaware corporation, or its successor.
p.“Conversion Award” has the meaning set forth in Section 4(b)(xi) of the Plan.
q.“Director” means a member of the Board.
r.“Director Option Award” has the meaning set forth in Section 13(b) of the Plan.
s.“Director Plan Year” shall mean the year beginning the day after HP’s annual meeting and ending on the day of HP’s next annual meeting, as the case may be, for any relevant year.
t.“Director RSU Award” has the meaning set forth in Section 13(b) of the Plan.
u.“Dividend Equivalent Right” means a right to receive the equivalent value of dividends paid on the Common Stock with respect to the Shares underlying an Award that is a Full-Value Award prior to settlement of the Award in accordance with the provision of Section 14(c).
v.“Employee” means a regular, active employee of the Company or any Affiliate, including an Officer and/or Director. The Administrator shall determine whether or not the chairman of the Board qualifies as an “Employee.” The Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or an Affiliate as leased from or otherwise employed by a third party, including, for clarity, a professional employer organization, or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate, or between any Affiliates, (iv) any change in the Awardee’s status from an employee to a consultant or Director, and (v) at the request of the Company or an Affiliate, an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.
w.“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

124	Annex A: Fifth amended and restated HP Inc. 2004 stock incentive plan

x.“Fair Market Value” means, unless the Administrator determines otherwise, as of any date, the closing sales price for such Common Stock on the New York Stock Exchange (the “NYSE”) as of such date (or if no sales were reported on such date, the closing sales price on the last preceding day on which a sale was made), as reported in such source as the Administrator shall determine.
y.“Full-Value Award” means any Award under the Plan other than a Cash Award, an Option or a Stock Appreciation Right. For avoidance of doubt, Stock Awards settled in cash are not Full-Value Awards.
z.“Grant Date” means the date upon which an Award is granted to an Awardee pursuant to this Plan or such later date as specified in advance by the Administrator.
aa.“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
bb.“Non-Employee Director” shall mean each member of the Board who is not an employee of HP or any of its Subsidiaries or Affiliates and who is eligible only for Awards granted pursuant to Section 13 of the Plan.
cc.“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
dd.“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
ee.“Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.
ff.“Participant” means an individual who has been granted an Award or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.
gg.“Performance Criteria” shall have the meaning set forth in Section 14(b) of the Plan.
hh.“Plan” means this Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan, as may be amended from time to time.
ii.“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.
jj.“Stock Appreciation Right” or “SAR” means a right granted under Section 8 which entitles the recipient to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the exercise price thereof on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “SAR Agreement”). The Administrator shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares. Stock Appreciation Rights may be granted in tandem with another Award or freestanding and unrelated to another Award.
kk.“Stock Award” means an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).
ll.“Stock Unit” means a bookkeeping entry representing an amount equivalent to the value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.
mm.“Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.
nn.“Tax-Related Items” means any U.S. federal, state, and/or local taxes and any taxes imposed by a jurisdiction outside of the U.S. (including, without limitation, income tax, social insurance and similar contributions, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other taxes related to participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to Applicable Laws or the applicable Award Agreement).
oo.“Termination of Employment” shall mean ceasing to be an Employee. However, for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.
pp.“Total and Permanent Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

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3.Stock Subject to the Plan.
a.Aggregate Limits. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares that may be issued pursuant to Awards granted under the Plan is 742,411,733 Shares1. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. Shares issued in respect of any Full-Value Award granted under the Plan after March 20, 2013 shall be counted against the share limit set forth in the foregoing sentence as 2.32 Shares for every single Share actually issued in connection with such Award.
b.Issuance of Shares. For purposes of Section 3(a), the aggregate number of Shares issued under the Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award. If any Shares subject to an Award granted under the Plan are forfeited or such Award is settled in cash or otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture, settlement or termination, shall again be available for grant under the Plan. Any Shares that become available for the grant of Awards pursuant to the foregoing sentence shall be added back in accordance with the following: (i) if the Shares were subject to Options or Stock Appreciation Rights, Shares will be added back as one (1) Share for every Share subject to the Options or Stock Appreciation Rights; (ii) if the Shares were subject to Stock Awards, Shares will be added back as 2.32 Shares for every single Share subject to the Stock Award. Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (i) Shares delivered to or withheld by the Company to pay the exercise price of an Option, (ii) Shares delivered to or withheld by the Company to pay the withholding Tax-Related Items, or (iii) Shares repurchased by the Company on the open market with the proceeds of an Award paid to the Company by or on behalf of the Participant. For the avoidance of doubt, when SARs are exercised and settled in Shares the full number of Shares exercised will no longer be available for issuance under the Plan.
c.Share Limits. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 4,000,000, except that in connection with the Participant’s initial service, an Awardee may be granted Awards covering up to an additional 4,000,000 Shares. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan is 742,411,733 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(c) shall be subject to adjustment under Section 15(a) of the Plan only to the extent that such adjustment will not affect the ability to grant or the qualification of Incentive Stock Options under the Plan.
4.Administration of The Plan.
a.Procedure.
i.Multiple Administrative Bodies. The Plan shall be administered by the Board, one or more Committees and/or their delegates.
ii.Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.
iii.Other Administration. Subject to Applicable Law and the Company’s corporate governing rules and documents, the Board or a Committee may delegate to one or more persons or a body the power vested in the Board or the Committee under the Plan.
iv.Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
b.Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:
i.to select the Awardees to whom Awards are to be granted hereunder;
ii.to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
iii.to determine the type of Award to be granted to the selected Awardees;
iv.to approve forms of Award Agreements for use under the Plan;
(1)    180,000,000 shares originally approved at the annual meeting March 17, 2004; 65,000,000 additional shares approved at the annual meeting March 17, 2010; 172,500,000 additional shares approved at the annual meeting in 2013; 30,000,000 additional shares approved at the annual meeting April 19, 2022; 45,700,000 additional shares approved at the annual meeting April 22, 2024; 73,600,000 additional shares approved at the annual meeting April 16, 2026. The Aggregate Limit also reflects an adjustment increasing the share reserve by 2.161989 shares for each share that was available for issuance as of the date of the adjustment to give effect to the stock dividend that was issued by the Company on November 1, 2015 in connection with the Company’s spin-off of Hewlett Packard Enterprises. The Aggregate Limit was reduced by 80,000,000 shares, effective as of January 29, 2018.

126	Annex A: Fifth amended and restated HP Inc. 2004 stock incentive plan

v.to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised or settled (which may or may not be based on Performance Criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;
vi.to suspend the right to exercise Awards during any blackout period that is necessary or desirable to comply with the requirements of Applicable Laws and/or to extend the Award exercise period for an equal period of time in a manner consistent with Applicable Law;
vii.to correct defects and supply omissions in the Plan and any Award Agreement and to correct administrative errors;
viii.to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;
ix.to establish, adopt or revise rules and regulations and procedures relating to the operation and administration of the Plan to facilitate compliance with non-U.S. laws and procedures, facilitate administration of the Plan and/or take advantage of tax-favorable treatment for Awards granted to Participants outside the U.S., in each case, as it may deem necessary or advisable by the Administrator. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate the foregoing;
x.to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;
xi.to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 15 of the Plan and may not materially impair any outstanding Award unless agreed to in writing by the Participant or if the Administrator deems such amendments are necessary or desirable to facilitate compliance with Applicable Laws;
xii.to allow Participants to satisfy withholding of Tax-Related Items by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or SAR, or vesting or settlement of a Stock Award that number of Shares. The value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of Tax-Related Items to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;
xiii.to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;
xiv.to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
xv.to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
xvi.to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and
xvii.to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.
c.Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants or other persons claiming rights under the Plan or any Award. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

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5.Eligibility.
Awards may be granted to Directors and/or Employees; provided that Non-Employee Directors are eligible only for awards granted under Section 13 of the Plan.
6.Term of Plan.
The Plan shall become effective upon its approval by shareholders of the Company. It shall continue in effect for a term of ten (10) years from the later of the date the Plan or any amendment to add shares to the Plan is approved by shareholders of the Company unless terminated earlier under Section 16 of the Plan; provided, however, that Incentive Stock Options shall not be granted following the date that is more than 10 years after the date that is the later of the date the Board or shareholders of the Company approve any amendment to add shares to the Plan.
7.Term of Award.
The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option or SAR, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement.
8.Options and Stock Appreciation Rights.
The Administrator may grant an Option or SAR, or provide for the grant of an Option or SAR, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition whether or not within the control of the Awardee.
a.Option or SAR Agreement. Each Option or SAR Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option or SAR, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option or SAR, (v) such terms and conditions on the vesting and/or exercisability of an Option or SAR as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or SAR and forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.
b.Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option or SAR shall be determined by the Administrator, subject to the following:
i.The per Share exercise price of an Option or SAR shall be no less than 100% of the Fair Market Value per Share on the Grant Date.
ii.Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution and/or conversion of options or stock appreciation rights of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion if such exercise price is based on a formula set forth in the terms of such options/stock appreciation rights or in the terms of the agreement providing for such acquisition.
c.No Option or SAR Repricings. Other than in connection with a change in the Company’s capitalization (as described in Section 15(a) of the Plan), the exercise price of an Option or SAR may not be reduced without shareholder approval (including canceling previously awarded Options or SARs in exchange for cash, other Awards, Options or SARs with an exercise price that is less than the exercise price of the original Option or SAR).
d.Vesting Period and Exercise Dates. Options or SARs granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s or SAR’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option or SAR granted under this Plan subject to continued employment, the passage of time and/or such Performance Criteria as deemed appropriate by the Administrator. At any time after the grant of an Option or SAR, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option or SAR.
e.Form of Consideration for Exercising an Option. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:
i.cash;
ii.check or wire transfer (denominated in U.S. Dollars);
iii.subject to any conditions or limitations established by the Administrator, withholding of Shares deliverable upon exercise, which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
iv.consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;
v.such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or
vi.any combination of the foregoing methods of payment.

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9.Incentive Stock Option Limitations/Terms.
a.Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.
b.$100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.
c.Effect of Termination of Employment on Incentive Stock Options. Generally. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Employment, any outstanding Incentive Stock Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee’s Termination of Employment.
d.Leave of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary is not so guaranteed, an Awardee’s employment with the Company shall be deemed terminated on the ninety-first (91st) day of such leave for Incentive Stock Option purposes and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.
e.Transferability. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.
f.Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.
10.Exercise of Option or SAR.
a.Procedure for Exercise; Rights as a Shareholder.
i.Any Option or SAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.
ii.An Option or SAR shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option or SAR; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options or SARs, satisfaction of all applicable withholding of Tax-Related Items.
iii.Shares issued upon exercise of an Option or SAR shall be issued in the name of the Participant. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option or SAR, notwithstanding the exercise of the Option or SAR. No dividend equivalents may accrue with respect to Options.
iv.The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option or SAR is exercised. An Option or SAR may not be exercised for a fraction of a Share.
b.Effect of Termination of Employment on Nonstatutory Stock Options or SARs. Unless otherwise provided for by the Administrator prior to the Awardee’s Termination of Employment, upon an Awardee’s Termination of Employment, any outstanding Nonstatutory Stock Option or SAR granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee’s Termination of Employment.
11.Stock Awards.
a.Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.
b.Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of each Stock Award may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine.

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c.Forfeiture. Unless otherwise provided for by the Administrator prior to the Awardee’s Termination of Employment, upon the Awardee’s Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Awardee purchased any Shares, the Company shall have a right to repurchase the unvested Shares.
d.Rights as a Shareholder. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. The Administrator may, in its sole discretion, grant Dividend Equivalent Rights, payable in cash, Shares, other securities, or other property, with respect to Stock Units, on such terms and conditions as may be determined by the Administrator, in its sole discretion. Any dividend or Dividend Equivalent Right otherwise payable in respect of any Stock Award that remains subject to vesting conditions at the time of payment of such dividend shall not be paid to the Participant to the extent the underlying Award does not vest.
12.Cash Awards.
Each Cash Award will confer upon the Awardee the opportunity to earn a future payment tied to the level of achievement with respect to one or more Performance Criteria established for a performance period.
a.Cash Award. Each Cash Award shall contain provisions regarding (i) the target and maximum amount payable to the Awardee as a Cash Award, (ii) the Performance Criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable. To the extent that any Cash Award is granted under the Company’s 2005 Pay-for-Results Plan, the terms and conditions of this Section 12 shall prevail over the terms and conditions of the 2005 Pay-for-Results Plan.
b.Performance Criteria. The Administrator shall establish the Performance Criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance and /or personal performance evaluations.
c.Timing and Form of Payment. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Awardee to elect (in a manner consistent with Section 409A of the Code) for the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for the Participant’s Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.
d.Termination of Employment. Unless otherwise provided for by the Administrator prior to the Awardee’s Termination of Employment, upon the Awardee’s Termination of Employment, any Cash Awards issued hereunder shall be forfeited,
13.Non-Employee Director Awards.
a.Eligibility. Each member of the Board who is a Non-Employee Director and who is providing service to HP as a member of the Board at the beginning of the Director Plan Year shall be eligible to receive an Annual Equity Retainer (as defined in Section 2 above) under the Plan. The value of the Annual Equity Retainer granted to a Non-Employee Director for any Director Plan Year (which shall be converted into a number of shares subject to a Director RSU Award (as provided in Section 13(b)(ii)) or Director Option Award (as provided in Section 13(b)(iii)) shall not exceed $550,000.
Any member of the Board who enters service after the beginning of the Director Plan Year (as defined in Section 2 above) may be eligible to receive a prorated Annual Equity Retainer under the Plan as the Board or the Committee determines in its discretion.
b.Terms and Conditions.
i.Compensation Alternatives. Within such period as may be designated by the Committee (i) prior to the beginning of the Director Plan Year, or (ii) if the Non-Employee Director elects to defer Director RSU Awards (as defined below), in the calendar year preceding the first day of the Director Plan Year, each Non-Employee Director may elect to receive his Annual Equity Retainer in the form of restricted stock units (a “Director RSU Award”) or in the form of an option to purchase shares of Common Stock (a “Director Option Award”). If any Non-Employee Director fails to make such an election, then he shall be deemed to have elected a Director RSU Award for the value of his Annual Equity Retainer. Each Non-Employee Director may also elect, in the calendar year preceding the first day of the Director Plan Year, to receive any cash portion of his Non-Employee Director compensation in the form of a Director RSU Award. Any such election, or any modification or termination of such an election, shall be filed with HP on a form prescribed by HP for this purpose. If a Non-Employee Director does not elect to defer his or her Director RSU Awards and does not select his or her means of payment within the prescribed time, then such Non-Employee Director shall not be permitted to defer Director RSU Awards for the applicable Director Plan Year. Notwithstanding anything herein to the contrary, any individual who first becomes a Non-Employee Director after the start of

130	Annex A: Fifth amended and restated HP Inc. 2004 stock incentive plan a calendar year and has not otherwise been eligible to participate in a non-qualified deferred compensation plan maintained by the Company, may elect within 30 days of becoming a Non-Employee Director to defer his Annual Equity Retainer (to the extent such Non-Employee Director also elects to receive such Annual Equity Retainer in the form of Director RSU Awards), and any cash portion of his Non-Employee Director compensation that the Non-Employee Director elects to receive in the form of a Director RSU Award, that is earned with respect to service as a Non-Employee Director subsequent to the date the deferral election becomes effective. Such election shall be irrevocable and effective no later than the end of such 30-day period.
ii.Director RSU Award.
A.Date of Grant. The Director RSU Award shall be granted automatically on the date of the annual shareholders meeting (the “Director Grant Date”).
B.Number of Shares Subject to a Director RSU Award. The total number of shares of Common Stock included in each Director RSU Award shall be determined by dividing the amount of the Annual Equity Retainer that is to be paid in RSUs by the Fair Market Value of a share of Common Stock on the Director Grant Date. It shall be rounded up to the largest number of whole shares.
C.Vesting Period for Director RSU Award. The vesting applicable to the Director RSU Award for a Director Plan Year shall be determined by the Committee and set forth in the applicable Award Agreement. Unless deferred, Shares subject to Director RSU Awards shall be delivered promptly upon satisfaction of the vesting conditions, but no later than March 15 of the calendar year following the calendar year in which the vesting conditions are satisfied.
iii.Director Option Award. Subject to Section 13(b)(i) above, each Non-Employee Director may specify the amount of his Annual Equity Retainer to be received in the form of a Nonstatutory Stock Option. Each Director Option Award granted under this Plan shall comply with and be subject to the terms of the Plan and the following terms and conditions including such additional terms and conditions as may be determined by the Board or Committee:
A.Date of Grant. The Director Option Award shall be granted automatically on the Director Grant Date.
B.Number of Shares Subject to Director Option Award. The number of shares to be subject to any Director Option Award shall be an amount necessary to make such option equal in value, using a modified Black-Scholes option valuation model, to that portion of the Annual Equity Retainer that the Non-Employee Director elected to receive in the form of an option. The value of the option will be calculated by assuming that the value of an option to purchase one share of Common Stock equals the product of (i) a fraction determined by dividing 1 by the Multiplier, as defined below, and (ii) the Fair Market Value of a share of Common Stock on the Director Grant Date.
The number of shares represented by a Director Option Award shall be determined by multiplying the number of shares determined above by a multiplier determined using a modified Black-Scholes option valuation method (the “Multiplier”). The Board or the Committee shall determine the Multiplier prior to the beginning of the Director Plan Year by considering the following factors: (i) the Fair Market Value of the Common Stock on the date the Multiplier is determined; (ii) the average length of time that Company stock options are held by optionees prior to exercise; (iii) the risk-free rate of return based on the term determined in (ii) above and U.S. government securities rates; (iv) the annual dividend yield for the Common Stock; and (v) the volatility of the Common Stock over the previous ten-year period. The number of shares to be subject to the option shall be rounded up to the largest number of whole shares determined as follows:
Amount of Annual Equity Retainer to be paid as options
--------------------------------------------------------------------          x Multiplier = Number of Shares
Fair Market Value on the Director Grant Date
C.Price of Options. The exercise price of the Director Option Award will be the Fair Market Value of the Common Stock on the Director Grant Date.
D.Period of Director Option Award. The vesting and exercisability applicable to a Director Option Award shall be determined by the Committee and set forth in the applicable Award Agreement. If the Committee does not expressly exercise its discretion to change the exercisability (including the vesting schedule and/or the term of an option) of the Director Option Award for a Director Plan Year, then the exercisability of such options shall be the same as the last Director Plan Year in which the Committee expressly exercised its discretion to determine the exercisability of Shares subject to the Director Option Award.
iv.Termination. Any Non-Employee Director who terminates service prior to the end of the Director Plan Year may have his Annual Equity Retainer prorated, including a forfeiture of options, restricted stock units or cash payment, if any, as the Board or the Committee determines in its discretion.

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14.Other Provisions Applicable to Awards.
a.Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution. The Administrator may make an Award transferable to an Awardee’s “family member” (as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as amended), to trusts solely for the benefit of such family members and to partnerships in which such family members and/or trusts are the only partners. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.
b.Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any performance criteria selected by the Administrator, including, but not limited to, one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow (including operating cash flow or free cash flow) or cash conversion cycle; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in: earnings or earnings per share, cash flow, revenue, gross margin, operating expense or operating expense as a percentage of revenue; (v) stock price; (vi) return on equity or average shareholder equity; (vii) total shareholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue (on an absolute basis or adjusted for currency effects); (xii) net profit or net profit before annual bonus; (xiii) income or net income; (xiv) operating income or net operating income; (xv) operating profit, net operating profit or controllable operating profit; (xvi) operating margin or operating expense or operating expense as a percentage of revenue; (xvii) return on operating revenue; (xviii) market share or customer indicators; (xix) contract awards or backlog; (xx) overhead or other expense reduction; (xxi) growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index or another index; (xxii) credit rating; (xxiii) strategic plan development and implementation, attainment of research and development milestones or new product invention or innovation; (xxiv) succession plan development and implementation; (xxv) improvement in productivity or workforce diversity, (xxvi) attainment of objective operating goals and employee metrics; (xxvii) economic value added; and (xxviii) any other environmental, social, and corporate governance goals and objectives. The Administrator may appropriately adjust any evaluation of performance under a Performance Criteria to exclude any of the following events (or any other event specified in the Award Agreement) that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any items that are unusual in nature and infrequently occurring pursuant to Accounting Standards Update 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year.
c.Tax-Related Items. The Company or any Affiliate, as applicable, shall have the authority to require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy the withholding obligations for Tax-Related Items or to take such other action as may be necessary or appropriate in the opinion of the Company or an Affiliate, as applicable, to satisfy withholding obligations for Tax-Related Items, including one or a combination of the following: (a) withholding from the Participant’s wages or other cash compensation payable to the Participant by the Company or an Affiliate; (b) withholding from the proceeds of the sale of Shares acquired pursuant to an Award, either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf, without need of further authorization; or (c) in the Committee’s sole discretion, by withholding Shares otherwise issuable under an Award (or allowing the return of Shares) sufficient, as determined by the Committee in its sole discretion, to satisfy such Tax-Related Items. No Shares shall be delivered pursuant to an Award to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee to satisfy the withholding obligations for Tax-Related Items.
d.No Representations or Warranties Regarding Tax Affect. Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.
e.Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any recovery, recoupment, clawback or similar policy adopted by the Company providing for the forfeiture, repayment or recovery of Awards, shares, proceeds, or payments to Participants in the event of fraud, misconduct, wrongdoing or violation of law or as required by Applicable Laws, including, without limitation, pursuant to Section 10D of the Exchange Act, Rule 10D-1 thereunder, and Section 303A.14 of the New York Stock Exchange Listed Company Manual or for governance considerations or in other similar circumstances.

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f.Section 409A of the Code. Notwithstanding anything in the Plan to the contrary, to the extent applicable, it is intended that the Plan and all Awards hereunder (and any Award Agreement related thereto) shall either comply with or be exempt from the provisions of Section 409A of the Code, and the Plan and all applicable Awards (and related Award Agreements) not otherwise exempt from Section 409A be construed and applied in a manner consistent with such intent. In furtherance thereof, any amount constituting a “deferral of compensation” under Treasury Regulation Section 1.409A-1(b) that is payable to an Awardee upon a separation from service of the Awardee (within the meaning of Treasury Regulation Section 1.409A-1(h)) (other than due to the Awardee’s death), occurring while the Awardee shall be a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i)) of the Company, shall not be paid until the earlier of (i) the date that is the first day of the seventh month following such separation from service, or (ii) the date of the Awardee’s death following such separation from service. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties.
15.Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.
a.Changes in Capitalization. Subject to any required action by the shareholders of the Company, (i) the number and kind of Shares or other securities available for issuance under the Plan and/or covered by each outstanding Award, (ii) the price per Share subject to each such outstanding Award and (iii) the Share limitations set forth in Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, spin-off, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property (other than regular, cash dividends)), combination or reclassification of the Common Stock, or any other increase (or new issuance of securities of the Company or any Affiliate) or decrease in the number of issued shares of Common Stock or other securities effected without receipt of consideration by the Company or any other similar event or other change related to a corporate effect affecting the Share or the price of Shares; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.
b.Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide at any time for an Option to be fully vested and exercisable until ten (10) days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.
c.Change in Control. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, Awards under this Plan shall be treated as set forth in this Section 15(c).
i.Change in Control in which Awards are Assumed: Unless otherwise provided by the Board or a Committee in an Award Agreement or any other agreement with a Participant, in connection with a Change in Control in which Awards are being assumed, continued, or substituted for, the following provisions shall apply to such Award, to the extent assumed, continued, or substituted for:
A.The Plan and the Awards theretofore granted under the Plan shall continue in the manner and under the terms so provided in the event of a Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Awards, or for the substitution for such Awards of new cash awards, stock units, stock appreciation rights, stock options, and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and appreciation rights exercise prices; and
B.In the event a Participant’s Awards are assumed, continued, or substituted upon the consummation of any Change in Control and the Participant’s employment is terminated without Cause within twenty-four (24) months following the consummation of such Change in Control, then such Awards shall be treated as follows subject to the Participant’s execution and non-revocation of a release of claims in a form determined by the Board or a Committee prior to the Change in Control:
(i)each outstanding Award that is not subject to the achievement of performance criteria shall become fully vested and, if applicable, exercisable, and each outstanding Award that is subject to the achievement of performance criteria shall be deemed earned as follows: (x) the number of Shares earned with respect to an Award for which the performance period has ended on or prior to the date of the Participant’s termination of employment shall be determined by the Board or a Committee based on the actual achievement of the applicable performance metrics with respect to such performance period and (y) the number of Shares earned with respect to an Award for which the performance period has not ended on or prior to the date of the Participant’s termination of employment shall be determined assuming achievement of the applicable performance metrics at 100% of target levels.

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(ii)each outstanding Award described in the immediately preceding clause (i) shall vest and settle or become exercisable as follows: (x) each Stock Appreciation Right and Stock Option shall become vested and exercisable on the seventy-fifth (75th) calendar day following the Participant’s termination of employment and shall remain vested and exercisable until the earlier of twelve (12) months following the Participant’s termination of employment or the expiration of the term of such Stock Appreciation Right or Option and (y) each Cash Award and Stock Award shall vest and settle on the seventy-fifth (75th) calendar day following the Participant’s termination of employment (or such other date as may be required under Section 409A of the Code to avoid the imposition of additional taxes or other adverse tax consequences thereunder).
ii.Change in Control in which Awards are not Assumed. Unless otherwise provided by the Board or a Committee in an Award Agreement or any other agreement with a Participant, in connection with a Change in Control in which Awards are not being assumed, continued, or substituted for, the following provisions shall apply to such Award, to the extent not assumed, continued, or substituted for:
A.each outstanding Award that is not subject to the achievement of performance criteria shall become fully vested, and each outstanding Award that is subject to the achievement of performance criteria shall be deemed earned as follows: (x) the number of Shares earned with respect to an Award for which the performance period has ended on or prior to the date of the Change in Control shall be determined by the Board or a Committee based on the actual achievement of the applicable performance metrics with respect to such performance period and (y) the number of Shares earned with respect to an Award for which the performance period has not ended on or prior to the date of the Change in Control shall be determined assuming achievement of the applicable performance metrics at 100% of target levels; and
B.with respect to each outstanding Award described in the immediately preceding (A), the Board or a Committee shall provide for the cancellation of such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment; provided, that any amount payable to the Participant shall be paid within thirty (30) calendar days following the Change in Control (or such other date as may be required under Section 409A of the Code).
16.Amendment and Termination of the Plan.
a.Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the shareholders of the Company, no such amendment shall be made that would:
i.increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 15 of the Plan;
ii.reduce the minimum exercise price for Options or SARs granted under the Plan;
iii.reduce the exercise price of outstanding Options or SARs; or
iv.materially expand the class of persons eligible to receive Awards under the Plan.
b.Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company or unless such actions are necessary or desirable to facilitate compliance with Applicable Law, as determined in the sole discretion of the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
c.Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
17.Designation of Beneficiary.
a.To the extent permitted under the terms of an Award Agreement, an Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include the Participant’s Awards in an omnibus beneficiary designation for all benefits under the Plan pursuant to terms and conditions permitted by the Administrator. To the extent that Awardee has completed a designation of beneficiary while employed with HP Inc., such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

134	Annex A: Fifth amended and restated HP Inc. 2004 stock incentive plan

b.Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.
18.No Right to Awards or to Employment.
No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.
19. Legal Compliance.
Shares shall not be issued pursuant to the exercise of an Option, Stock Appreciation Right or Stock Award unless the exercise of such Option, Stock Appreciation Right or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
20.Inability to Obtain Authority.
To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
21.Reservation of Shares.
The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
22.Notice.
Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.
23.Governing Law; Interpretation of Plan and Awards.
a.This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.
b.In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.
c.The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.
d.The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.
e.All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.
f.Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected by the Administrator. The arbitrator shall be an individual who is an attorney licensed to practice law in the State of Delaware. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

2026 Proxy statement	135

24.Limitation on Liability.
The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:
a.The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and
b.Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.
25.Indemnification.
Subject to requirements of Applicable Law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 4 (each an “Indemnified Individual”), shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by the Indemnified Individual in connection with or resulting from any claim, action, suit, or proceeding to which the Indemnified Individual may be a party or in which the Indemnified Individual may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by the Indemnified Individual in settlement thereof, with the Company’s approval, or paid by Indemnified Individual in satisfaction of any judgment in any such action, suit, or proceeding against the Indemnified Individual, provided the Indemnified Individual shall give the Company an opportunity, at its own expense, to handle and defend the same before the Indemnified Individual undertakes to handle and defend it on the Indemnified Individual’s own behalf, unless such loss, cost, liability, or expense is a result of the Indemnified Individual’s own willful misconduct or except as expressly provided by statute.
The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnified Individuals may be entitled under the Company’s Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
26.Unfunded Plan.
Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

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V83558-P44867-Z91941

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HP INC.

Company Proposals

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below:

1. To elect each of the 12 director nominees named in the proxy statement

Nominees:	**For**	**Against**	**Abstain**
1a. Chip Bergh	☐	☐	☐
1b. Bruce Broussard	☐	☐	☐
1c. Stacy Brown-Philpot	☐	☐	☐
1d. Stephanie A. Burns	☐	☐	☐
1e. Mary Anne Citrino	☐	☐	☐
1f. Richard L. Clemmer	☐	☐	☐
1g. Fama Francisco	☐	☐	☐
1h. David Meline	☐	☐	☐
1i. Judith Miscik	☐	☐	☐
1j. Gianluca Pettiti	☐	☐	☐
1k. Kim K.W. Rucker	☐	☐	☐
1l. Songyee Yoon	☐	☐	☐

The Board of Directors recommends you vote FOR each of the following proposals:

	For	**Against**	**Abstain**
2. To ratify the appointment of Ernst & Young LLP as HP Inc.'s independent registered public accounting firm for the fiscal year ending October 31, 2026.	☐	☐	☐
3. To approve, on an advisory basis, HP Inc.'s named executive officer compensation.	☐	☐	☐
4. To approve the Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan.	☐	☐	☐

Stockholder Proposal
The Board of Directors recommends you vote AGAINST the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2026 Notice and Proxy Statement and 2025 Annual Report on Form 10-K
are available at www.proxyvote.com/HP

V83559-P44867-Z91941

HP INC.
Annual Meeting of Stockholders
April 16, 2026 2:00 p.m., Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Bruce Broussard, Julie Jacobs and Whitney Cox, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of HP Inc. held of record or in an applicable plan by the undersigned at the close of business on February 17, 2026, at the Annual Meeting of Stockholders to be held at 2:00 p.m., Pacific Time, on Thursday, April 16, 2026, or any adjournment or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in Proposal 1, FOR Proposals 2, 3, and 4, and AGAINST Proposal 5. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made and for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). If the undersigned has a beneficial interest in shares held in a 401(k) plan sponsored by HP Inc., voting instructions with respect to such plan shares must be provided by 11:59 p.m., Eastern Time, on April 13, 2026, in the manner described in the proxy statement. If voting instructions are not received by that time, the trustee shall vote shares of securities credited to a participants' account for which it has not received instructions in the same proportion on each issue as it votes those shares credited to participants accounts for which it has received voting directions, unless contrary to ERISA/applicable law. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

Continued and to be signed on reverse side